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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (AMENDMENT NO. 4)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6
    (e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-12

                        INTEGRATED SECURITY SYSTEMS, INC.
                (Name of Registrant as Specified in Its Charter)
                ------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

    ------------------------------------
(2) Aggregate number of securities to which transaction applies:

    ------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    ------------------------------------
(4) Proposed maximum aggregate value of transaction:

    ------------------------------------
(5) Total fee paid:

    ------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

(1) Amount Previously Paid:

    ------------------------------------
(2) Form, Schedule or Registration Statement No.:

    ------------------------------------
(3) Filing Party:

    ------------------------------------
(4) Date Filed:

    ------------------------------------



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                        INTEGRATED SECURITY SYSTEMS, INC.
                        8200 SPRINGWOOD DRIVE, SUITE 230
                               IRVING, TEXAS 75063

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD APRIL 12, 2001

         The Annual Meeting of Stockholders of Integrated Security Systems, Inc., a Delaware corporation, will be held at the Company's executive offices, 8200 Springwood Drive, Suite 230, Irving, Texas 75063, on Thursday, April 12, 2001 at 10:00 a.m., Dallas, Texas time, for the following purposes:


         (1) To elect seven persons to serve as directors until the Company's next Annual Meeting of Stockholders or until their successors are duly elected and qualified;


         (2) To consider and act upon a proposal to approve the following financial restructuring transactions:

                  o the amendment of the Company's Certificate of Incorporation to authorize 80,000 shares of a new Series F preferred stock and 300,000 of a new Series G preferred stock;

                  o the issuance to Renaissance Capital Growth & Income Fund III, Inc. and Renaissance US Growth & Income Trust PLC (these two entities are collectively called "Renaissance" in this proxy statement) of approximately 41,200 shares of Series F preferred stock (depending on the amount of accrued interest) in exchange for the promissory notes of the Company held by Renaissance in the aggregate principal amount of $1.0 million together with accrued interest;

                  o the issuance to Renaissance of approximately 255,000 shares of Series G preferred stock (depending on the amount of accrued interest) in exchange for all other promissory notes and convertible debentures of the Company held by Renaissance together with accrued interest (constituting approximately $6.4 million, including accrued interest);

                  o the issuance to C. A. Rundell, Jr. of approximately 2,100 shares of Series F preferred stock (depending on the amount of accrued interest) in exchange for the promissory note of the Company held by Mr. Rundell in the principal amount of $50,000 together with accrued interest;

                  o the issuance to C. A. Rundell, Jr. and The Rundell Foundation of approximately 13,000 shares of Series G preferred stock (depending on the amount of accrued interest) in exchange for the promissory notes of the Company held by them in the aggregate principal amount of $300,000 together with accrued interest; and

                  o the issuance to HBW Investment Partners II, L.P. and HBW Capital Fund, L.P. (these entities are collectively called "HBW" in this proxy statement) of approximately 12,100 shares of Series F preferred stock (depending on the amount of accrued interest) in exchange for the promissory notes of the Company held by HBW in the principal amount of $300,000 together with accrued interest.


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         (3)      To consider and act upon a proposal to amend the Company's
                  Certificate of Incorporation to increase the number of authorized shares of Common Stock from 35,000,000 to 75,000,000;


         (4) To consider and act upon a proposal to amend the Company's Certificate of Incorporation to reduce the liquidation preference of the Series D preferred stock;

         (5) To consider and act upon a proposal to amend the Company's 1997 Omnibus Long-Term Incentive Plan to increase the number of shares of Common Stock which may be issued under the plan from 2,000,000 to 7,500,000; and

         (6) To transact any other business properly brought before the meeting or any adjournments or postponements thereof.

         The board of directors has fixed Monday, March 12, 2001, at the close of business, as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournments or postponements thereof. Only holders of record of the Company's Common Stock on that date and holders of the Company's Series D preferred stock on that date are entitled to vote on matters coming before the annual meeting and any adjournments or postponements thereof. A complete list of stockholders entitled to vote at the annual meeting will be maintained in the Company's offices at 8200 Springwood Drive, Suite 230, Irving, Texas 75063, for the ten days prior to the meeting.

         Please advise the Company's transfer agent, American Stock Transfer, 6201 15th Avenue, Third Floor, Brooklyn, NY 11218, of any change in your address.

         THE EFFECTIVENESS OF THE FINANCIAL RESTRUCTURING PROPOSAL IS CONTINGENT ON THE APPROVAL OF THE FINANCIAL RESTRUCTURING PROPOSAL AND THE APPROVAL OF THE AMENDMENTS TO THE COMPANY'S CERTIFICATE OF INCORPORATION SET FORTH IN PROPOSALS THREE AND FOUR. AS A RESULT, IF STOCKHOLDERS DO NOT APPROVE PROPOSALS THREE AND FOUR, THEN THE COMPANY CANNOT COMPLETE THE FINANCIAL RESTRUCTURING EVEN IF THE STOCKHOLDERS APPROVE THE FINANCIAL RESTRUCTURING PROPOSAL.


         THE EFFECTIVENESS OF PROPOSAL FIVE, THE PLAN AMENDMENT, IS CONTINGENT ON THE APPROVAL OF THE PROPOSAL TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK IN PROPOSAL THREE. AS A RESULT, IF THE STOCKHOLDERS DO NOT APPROVE PROPOSAL THREE, THEN THE PLAN AMENDMENT CANNOT BECOME OPERATIVE EVEN IF THE STOCKHOLDERS APPROVE PROPOSAL FIVE.


         YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR AT DIFFERENT ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED. THE PROXY CARD SHOULD BE SIGNED BY ALL REGISTERED HOLDERS IN THE EXACT NAMES AS THE SHARES ARE SO REGISTERED. ANY PERSON GIVING A PROXY HAS THE POWER TO REVOKE IT AT ANY TIME PRIOR TO ITS EXERCISE AND, IF PRESENT AT THE ANNUAL MEETING, MAY WITHDRAW IT AND VOTE IN PERSON.
                               By Order of the Board of Directors,


Irving, Texas                  C. A. Rundell, Jr.
March 16, 2001                 Chairman of the Board and Chief Executive Officer


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                        INTEGRATED SECURITY SYSTEMS, INC.
                        8200 Springwood Drive, Suite 230
                               Irving, Texas 75063

                                   ----------

                                 PROXY STATEMENT

                                   ----------

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 12, 2001


         This proxy statement and the accompanying proxy are being mailed on or about March 19, 2001 in connection with a solicitation of proxies by the board of directors of Integrated Security Systems, Inc. to holders of the Company's Common Stock and holders of the Company's Series D preferred stock. The proxies are to be used at the annual meeting of stockholders to be held on April 12, 2001.

         At the Company's annual meeting, stockholders will act upon the matters outlined in the accompanying notice of annual meeting of stockholders. In addition to customary items such as the election of directors, stockholders are being requested to act upon several additional items of significant importance to the Company. Management also will report on the Company and respond to questions from stockholders.

         All holders of record of shares of Common Stock and Series D preferred stock at the close of business on March 12, 2001 are entitled to notice of and to vote at the annual meeting. On the record date, the Company had outstanding 10,782,417 shares of Common Stock and 92,750 shares of Series D preferred stock. Each share of Common Stock is entitled to one vote for each director to be elected and upon all other matters to be voted upon by the stockholders at the annual meeting. The holders of the Company's Series D preferred stock are entitled to vote on all matters submitted to a vote of holders of Common Stock, voting with the Common Stock as a single class. Each share of Series D preferred stock is entitled to the number of votes equal to the number of shares of Common Stock into which the share of Series D preferred stock could be converted on the record date. Each share of Series D preferred stock currently has 25 votes. In addition, the holders of Series D preferred stock are entitled to vote separately as a class on proposal two, the financial restructuring, and proposal four, the amendment to the Certificate of Incorporation of the Company to reduce the liquidation preference of the Series D preferred stock.

         The presence, in person or by proxy, of holders of a majority of the outstanding shares of Common Stock and the Series D preferred stock, together as a class, entitled to vote as of the record date is necessary to constitute a quorum at the annual meeting. Proxies received by us but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present for quorum purposes at the annual meeting. If you hold your shares in "street name," that is, through a broker or other nominee, you will need to bring a copy of a brokerage or other nominee statement reflecting your stock ownership as of the record date and check in at the registration desk at the annual meeting. You cannot vote these shares unless you also bring a broker-issued proxy as discussed below.

         Many of the Company's stockholders hold their stock in "street name," which means that the shares are registered in their brokers', banks' or other nominee holders' names rather than in the


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stockholders' own names. The street name holder should provide to you, along with these proxy solicitation materials that the Company has provided to the street name holder, the street name holder's own request for voting instructions. By completing the voting instruction card, you may direct your street name holder how to vote your shares. Your broker or nominee will not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by these "broker non-votes" will, however, be counted in determining whether there is a quorum present at the annual meeting. The effect of broker non-votes and abstentions is described with respect to each proposal below in "Summary of Proposals to be Considered at the Annual Meeting." Alternatively, if you want to vote your street name shares at the annual meeting, you must contact your broker directly in order to obtain a proxy issued to you by your nominee holder. A broker letter that identifies you as a stockholder is not the same as a broker-issued proxy. If you fail to bring a nominee-issued proxy to the annual meeting, you will not be able to vote your nominee-held shares at the annual meeting.

         Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a proxy you have executed bearing a later date. The powers of the proxy holders will be suspended as to your shares if you attend the annual meeting in person and so request, although attendance at the annual meeting will not by itself revoke a previously granted proxy. If you hold your shares in street name and you would like to vote your shares at the annual meeting, you will also need to bring with you a legal proxy from your broker. All properly executed, unrevoked proxies received before the annual meeting will be voted in accordance with the directions contained therein. When no direction has been given by a stockholder returning a proxy, the proxy will be voted (a) FOR the election as directors of the nominees named in this proxy statement, (b) FOR the financial restructuring proposal, (c) FOR the proposal to amend the Certificate of Incorporation to increase the number of authorized shares of Common Stock, (d) FOR the proposal to amend the Certificate of Incorporation to reduce the liquidation preference of the Series D preferred stock, and (e) FOR the proposal to amend the 1997 Omnibus Long-Term Incentive Plan.

           SUMMARY OF PROPOSALS TO BE CONSIDERED AT THE ANNUAL MEETING

         The following is a summary of the proposals presented in this proxy statement. You are urged to read this entire proxy statement and the attached exhibits.

         Proposal 1. Election of Directors. At the annual meeting, stockholders will elect seven directors, who make up the entire board of directors, to hold office until the next annual meeting of stockholders or until their successors are elected and qualified. The affirmative vote of a plurality of the shares of Common Stock and Series D preferred stock, voting together as a class, represented at the annual meeting will be required to elect each of these directors. Votes may be cast in favor of or withheld with respect to each nominee. Abstentions and broker non-votes will not be taken into account in determining the outcome of the election.

         Proposal 2. Financial Restructuring. Stockholders are being asked to approve the financial restructuring proposal which consists of the following:

                  o the amendment of the Company's Certificate of Incorporation to authorize 80,000 shares of a new Series F preferred stock and 300,000 of a new Series G preferred stock;


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                  o   the issuance to Renaissance of approximately 41,200 shares of Series F preferred stock (depending on the amount of accrued interest) in exchange for the promissory notes of the Company held by Renaissance in the aggregate principal amount of $1.0 million together with accrued interest;

                  o the issuance to Renaissance of approximately 255,000 shares of Series G preferred stock (depending on the amount of accrued interest) in exchange for all other promissory notes and convertible debentures of the Company held by Renaissance together with accrued interest (constituting approximately $6.4 million, including accrued interest);

                  o the issuance to C. A. Rundell, Jr. of approximately 2,100 shares of Series F preferred stock (depending on the amount of accrued interest) in exchange for the promissory note of the Company held by Mr. Rundell in the principal amount of $50,000 together with accrued interest;

                  o the issuance to C. A. Rundell, Jr. and The Rundell Foundation of approximately 13,000 shares of Series G preferred stock (depending on the amount of accrued interest) in exchange for the promissory notes of the Company held by them in the aggregate principal amount of $300,000 together with accrued interest; and


                  o the issuance to HBW of approximately 12,100 shares of Series F preferred stock (depending on the amount of accrued interest) in exchange for the promissory notes of the Company held by HBW in the principal amount of $300,000 together with accrued interest.


         To be adopted, the financial restructuring proposal must receive (a) the affirmative vote of a majority of the issued and outstanding shares of Common Stock and Series D preferred stock, voting together as a single class, and (b) the affirmative vote of a majority of the issued and outstanding shares of Series D preferred stock, voting separately as a class. Uninstructed shares are not entitled to vote on this matter, and therefore broker non-votes will have the effect of negative votes on this proposal. Abstentions have the effect of negative votes.

         THE EFFECTIVENESS OF THE FINANCIAL RESTRUCTURING PROPOSAL IS CONTINGENT ON THE APPROVAL OF THE FINANCIAL RESTRUCTURING PROPOSAL AND THE APPROVAL OF THE AMENDMENTS TO THE COMPANY'S CERTIFICATE OF INCORPORATION SET FORTH IN PROPOSALS THREE AND FOUR. AS A RESULT, IF THE STOCKHOLDERS DO NOT APPROVE PROPOSALS THREE AND FOUR, THEN THE COMPANY CANNOT COMPLETE THE FINANCIAL RESTRUCTURING EVEN IF THE STOCKHOLDERS APPROVE THE FINANCIAL RESTRUCTURING PROPOSAL.


         Proposal 3. Amendment to Certificate of Incorporation to Increase Number of Authorized Shares of Common Stock. Stockholders are being asked to approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 35,000,000 to 75,000,000 to have enough shares of Common Stock to issue upon conversion of the Company's preferred stock to be issued under the financial restructuring proposal. To be adopted, the approval of the amendment to the Certificate of Incorporation must receive the affirmative vote of the majority of the issued and outstanding shares of Common Stock and Series D preferred stock, voting together as a single class. Uninstructed shares are not entitled to vote on this matter, and therefore broker non-votes will have the effect of negative votes on this proposal. Abstentions have the effect of negative votes.



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         Proposal 4. Amendment to the Certificate of Incorporation to Reduce the
Liquidation Preference of the Series D Preferred Stock. Stockholders are being asked to approve an amendment to the Company's Certificate of Incorporation to reduce the liquidation preference of the Series D preferred stock as set forth on Exhibit C attached hereto. The current liquidation preference of the Series D preferred stock is $20 per share plus any accrued and unpaid dividends. The amendment provides that the liquidation preference of the Series D preferred stock would be $0.01 per share until either all shares of Series F preferred stock and Series G preferred stock have been converted or redeemed or the holders of the Series F preferred stock and Series G preferred stock have recovered an amount equal to the liquidation preference of the Series F and G preferred stock, at which time the liquidation preference would revert back to an amount equal to $20 per share plus any accrued and unpaid dividends. To be adopted, the amendment must receive (a) the affirmative vote of a majority of the issued and outstanding shares of Common Stock and Series D preferred stock, voting together as a single class, and (b) the affirmative vote of a majority of the issued and outstanding shares of Series D preferred stock, voting separately as a class. Uninstructed shares are not entitled to vote on this matter, and therefore broker non-votes will have the effect of negative votes on this proposal. Abstentions have the effect of negative votes.

         Proposal 5. Amendment to the 1997 Omnibus Long-Term Incentive Plan. Stockholders are being asked to approve an amendment to the plan to increase the number of shares of Common Stock which may be issued under the plan from 2,000,000 to 7,500,000. To be approved, this matter must receive the affirmative vote of the majority of the issued and outstanding shares of Common Stock and Series D preferred stock, voting together as a single class. Uninstructed shares are not entitled to vote on this matter, and therefore broker non-votes will have the effect of negative votes on this proposal. Abstentions have the effect of negative votes.

         THE EFFECTIVENESS OF THE PLAN AMENDMENT PROPOSAL IS CONTINGENT ON THE APPROVAL OF THE PROPOSAL TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK IN PROPOSAL THREE. AS A RESULT, IF THE STOCKHOLDERS DO NOT APPROVE PROPOSAL THREE, THEN THE PLAN AMENDMENT CANNOT BECOME OPERATIVE EVEN IF THE STOCKHOLDERS APPROVE PROPOSAL FIVE.


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         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth the number and percentage of outstanding shares of Common Stock and Series D preferred stock entitled to vote on all matters submitted to a vote by the holders of Common Stock, beneficially owned as of February 28, 2001, by (a) each director and named executive officer of the Company, (b) all officers and directors of the Company as a group, and (c) all persons who are known by the Company to be beneficial owners of 5% or more of the Company's outstanding Common Stock. Unless otherwise noted, each of the persons listed below has sole voting and investment power with respect to the shares indicated as beneficially owned by such person. The Company's Common Stock and Series D preferred stock are its only classes of voting securities. All of the Series D preferred stock is convertible into shares of Common Stock at any time. The holder of each share of Series D preferred stock is entitled to one vote for each share of Common Stock into which such share of Series D preferred stock could then be converted. Presently, the holder of each share of Series D preferred stock is entitled to 25 votes. This table shows the number of shares of Series D preferred stock owned by each named beneficial owner. This table also shows the approximate percentage of the outstanding shares of Series D preferred stock owned by each named beneficial owner before the financial restructuring and after the financial restructuring.


                                                     AMOUNT AND
                                                     NATURE OF          APPROXIMATE      AMOUNT AND NATURE
                                                     BENEFICIAL         PERCENTAGE         OF BENEFICIAL          APPROXIMATE
                                                  OWNERSHIP BEFORE     OWNED BEFORE       OWNERSHIP AFTER      PERCENTAGE OWNED
                               TITLE OF CLASS      THE FINANCIAL      THE FINANCIAL        THE FINANCIAL      AFTER THE FINANCIAL
NAME OF BENEFICIAL OWNER          OF STOCK        RESTRUCTURING(1)   RESTRUCTURING(2)   RESTRUCTURING(1)(3)   RESTRUCTURING(2)(3)
------------------------     ------------------   ----------------   ----------------   -------------------   -------------------

Renaissance Capital
Growth & Income Fund III,       Common Stock(4)       8,374,295           44.6%              20,261,528               66.1%
Inc.                         Series D Preferred           7,500            8.1%                   7,500                8.1%
                                          Stock

Renaissance US Growth &
Income Trust PLC                Common Stock(5)       8,095,389           43.8%              19,432,428               65.2%
                             Series D Preferred           7,500            8.1%                   7,500                8.1%
                                          Stock

Russell L. Cleveland(6)(9)      Common Stock(7)      16,469,674           62.2%              39,693,956               79.9%
                             Series D Preferred          15,000           16.2%                  15,000               16.2%
                                          Stock

C. A. Rundell, Jr.(8)(9)       Common Stock(10)       2,014,190           16.5%               3,643,334               26.7%
                             Series D Preferred          13,250           14.3%                  13,250               14.3%
                                          Stock

William D. Breedlove(8)(9)     Common Stock(11)       1,750,000           14.0%               1,752,441               14.0%

Phillip R. Thomas              Common Stock(12)       1,490,942           13.7%               1,490,942               13.7%

Gerald Beckmann                Common Stock(13)       1,063,166            9.4%               1,063,166                9.4%

Alan M. Arsht(8)(9)            Common Stock(14)         316,955            2.9%                 316,955                2.9%
                             Series D Preferred           7,500            8.1%                   7,500                8.1%
                                          Stock

Frank Marlow(8)(9)             Common Stock(15)         188,911            1.7%                 188,911                1.7%
                             Series D Preferred           1,250            1.3%                   1,250                1.3%
                                          Stock

Holly Burlage(8)(9)            Common Stock(16)         168,619            1.5%                 168,619                1.5%
                             Series D Preferred           1,500            1.6%                   1,500                1.6%
                                          Stock

Jack Caldwell(8)(9)            Common Stock(17)         101,343            0.9%                 101,343                0.9%

Robert M. Galecke(8)(9)        Common Stock(18)          46,081            0.4%                  46,081                0.4%
                             Series D Preferred             500            0.5%                     500                0.5%
                                          Stock

John P. Jenkins(8)(9)              Common Stock              --             --                       --                 --

                                   Common Stock              --             --                       --                 --

All current directors and          Common Stock      19,305,773           67.4%              44,159,199               82.5%
executive officers as a                Series D          39,000           42.0%                  39,000               42.0%
group (8 persons)               Preferred Stock



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(1)  Pursuant to the rules of the Securities and Exchange Commission, shares of
     Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options, warrants or other convertible securities are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(2) The holder of each share of Series D preferred stock is entitled to one vote for each share of Common Stock into which such share of Series D preferred stock could then be converted. Presently, the holder of each share of Series D preferred stock is entitled to 25 votes. The percentage of voting stock is calculated by dividing the number of shares of Common Stock owned by the beneficial owner by the total number of shares of voting stock. The total number of shares of voting stock is equal to the number of issued shares of Common Stock plus the issued Series D preferred stock on a fully-diluted basis.

(3) Assumes that (a) all indebtedness owed by the Company to Renaissance, C. A. Rundell, Jr., The Rundell Foundation and HBW as described in proposal two has been exchanged for Series F and Series G preferred stock; (b) an aggregate of 55,421 shares of Series F preferred stock has been issued as follows: 41,216 shares to Renaissance, 2,072 shares to C. A. Rundell, Jr., and 12,133 shares to HBW; and (c) an aggregate of 267,862 shares of Series G preferred stock has been issued to the following persons: 254,855 shares to Renaissance, 8,722 shares to C. A. Rundell, Jr., and 4,285 shares to The Rundell Foundation.

(4) Based on a Schedule 13G (Amendment No. 8) filed with the SEC on February 8, 2001, Renaissance Capital Growth & Income Fund III, Inc. is deemed the beneficial owner of an aggregate of 8,374,295 shares of Common Stock, comprised of 393,259 shares of Common Stock; 814,299 shares of Common Stock issuable upon the exercise of warrants exercisable within 60 days; 187,500 shares of Common Stock issuable upon the conversion of 7,500 shares of Series D preferred stock; 3,183,060 shares of Common Stock issuable upon the conversion of convertible promissory notes convertible within 60 days; and 3,796,177 shares of Common Stock issuable upon the conversion of convertible debentures convertible within 60 days.


     The address for Renaissance Capital Growth & Income Fund III, Inc. is 8080
     N. Central Expressway, Suite 210, Dallas, TX 75206. The board of directors of Renaissance Capital Growth & Income Fund III, Inc. exercises voting and investment control over the securities of the Company that entity holds.


(5) Based on a Schedule 13G (Amendment No. 8) filed with the SEC on February 8, 2001, Renaissance US Growth & Income Trust PLC is deemed the beneficial owner of an aggregate of 8,095,389 shares of Common Stock, comprised of 393,258 shares of Common Stock; 808,617 shares of Common Stock issuable upon the exercise of warrants exercisable within 60 days; 187,500 shares of Common Stock issuable upon the conversion of 7,500 shares of Series D preferred stock; 2,909,837 shares of Common Stock issuable upon the conversion of convertible promissory notes convertible within 60 days; and 3,796,177 shares of Common Stock issuable upon the conversion of convertible debentures convertible within 60 days.


     The address for Renaissance US Growth & Income Trust PLC is 8080 N. Central Expressway, Suite 210, Dallas, TX 75206. The board of directors of Renaissance US Growth & Income Trust PLC exercises voting and investment control over the securities of the Company that entity holds.


(6) The address for Mr. Cleveland is 8080 N. Central Expressway, Suite 210, Dallas, TX 75206.

(7) Represents shares owned by Renaissance Capital Growth & Income Fund III, Inc. and Renaissance US Growth & Income Trust PLC, as described in greater detail in footnotes (4) and (5) to this table. Mr. Cleveland is an executive officer of Renaissance Capital Group, Inc., which is the Investment Advisor to Renaissance Capital Growth & Income Fund III, Inc. and Investment Manager to Renaissance US Growth & Income Trust PLC. Although Mr. Cleveland may be deemed to be the beneficial owner of these shares, he disclaims such beneficial ownership.

(8) The address for this person is 8200 Springwood Drive, Suite 230, Irving, TX 75063.


                                       8
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                                                              PRELIMINARY COPIES


(9) Mr. Rundell is a Director, Chairman of the Board and Chief Executive Officer of the Company. Messrs. Arsht, Marlow, Galecke, Jenkins, and Cleveland are directors of the Company. Mr. Caldwell is President of a subsidiary of the Company. Ms. Burlage is Executive Vice President, Chief Financial Officer and Secretary of the Company. Mr. Breedlove is a director nominee of the Company.

(10) Includes 562,843 shares of Common Stock; 164,126 shares of Common Stock issuable upon the exercise of outstanding options exercisable within 60 days; 705,971 shares of Common Stock issuable upon the exercise of warrants exercisable within 60 days; 250,000 shares of Common Stock issuable upon the conversion of convertible promissory notes convertible within 60 days; and 331,250 shares of Common Stock issuable upon the conversion of 13,250 shares of Series D preferred stock.


(11) Includes 1,500,000 shares of Common Stock issuable upon the conversion of two promissory notes issued to HBW that are convertible within 60 days; and 250,000 shares of Common Stock issuable upon the exercise of warrants exercisable within 60 days. Mr. Breedlove is Managing Director of HBW. Although Mr. Breedlove may be deemed to be the beneficial owner of these shares, he disclaims such beneficial ownership.


(12) Includes 1,382,524 shares of Common Stock; 108,418 shares of Common Stock issuable upon the exercise of warrants exercisable within 60 days. The address for Mr. Thomas is 3510 Turtle Creek Boulevard, Ph-A, Dallas, TX 75219-5542.

(13) Includes 525,672 shares of Common Stock; 409,473 shares of Common Stock issuable upon the exercise of outstanding options exercisable within 60 days; and 128,021 shares of Common Stock issuable upon the exercise of warrants exercisable within 60 days. The address for Mr. Beckmann is 1017 Diamond Boulevard, Southlake, TX 76092.

(14) Includes 4,455 shares of Common Stock issuable upon the exercise of outstanding options exercisable within 60 days; 125,000 shares of Common Stock issuable upon the exercise of warrants exercisable within 60 days; and 187,500 shares of Common Stock issuable upon the conversion of 7,500 shares of Series D preferred stock.

(15) Includes 42,615 shares of Common Stock; 79,879 shares of Common Stock issuable upon the exercise of outstanding options exercisable within 60 days; 35,167 shares of Common Stock issuable upon the exercise of warrants exercisable within 60 days; and 31,250 shares of Common Stock issuable upon the conversion of 1,250 shares of Series D preferred stock.

(16) Includes 9,254 shares of Common Stock; 95,625 shares of Common Stock issuable upon the exercise of outstanding options exercisable within 60 days; 26,240 shares of Common Stock issuable upon the exercise of warrants exercisable within 60 days; and 37,500 shares of Common Stock issuable upon the conversion of 1,500 shares of Series D preferred stock.

(17) Includes 101,343 shares of Common Stock issuable upon the exercise of outstanding options exercisable within 60 days.

(18) Includes 25,248 shares of Common Stock issuable upon the exercise of outstanding options exercisable within 60 days; 8,333 shares of Common Stock issuable upon the exercise of warrants exercisable within 60 days; and 12,500 shares of Common Stock issuable upon the conversion of 500 shares of Series D preferred stock.


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                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

GENERAL


         The nominees for director listed below will stand for election at this annual meeting for a one-year term of office expiring at the next Annual Meeting of Stockholders or until their successors are duly elected and qualified.


         The following table sets forth certain information as to the nominees for director of the Company:

     NAME AND AGE                POSITIONS AND OFFICES WITH THE COMPANY       DIRECTOR SINCE
----------------------           --------------------------------------       --------------
C. A. Rundell, Jr., 69           Director, Chairman of the Board and               1999
                                 Chief Executive Officer

Alan M. Arsht, 57                Director                                          1999

William D. Breedlove             Director Nominee                                    --

Russell L. Cleveland, 61         Director                                          2001

Robert M. Galecke, 59            Director                                          1996

John P. Jenkins, 50              Director                                          2000

Frank R. Marlow, 62              Director                                          1995

DIRECTORS AND NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

         C. A. RUNDELL, 69, Director and Chairman of the board of directors, has been a director of the Company since March 1999. Mr. Rundell was appointed Chief Executive Officer of the Company and director on August 31, 2000. Mr. Rundell was also a director and Chairman of the board of NCI Building Systems, from 1988 to 2000. Also since 1989, Mr. Rundell has owned and operated Rundell Enterprises, a sole proprietorship engaged in providing acquisitions and financial consulting services to various business enterprises. Mr. Rundell is a director and member of the executive committee of Tyler Technologies, Inc., a provider of information management systems and services for county governments and other enterprises. Mr. Rundell was the President and Chief Executive Officer of Tyler Technologies, Inc. from 1997 to 1998, Chairman of the board from 1996 to 1997, and temporary Chief Executive Officer from 1996 to 1997. Mr. Rundell is also a director of Renaissance US Growth & Income Trust, PLC, and Tandy Brands Accessories, Inc., a manufacturer of accessories for men, women and boys. Mr. Rundell earned an M.B.A. with Distinction from Harvard University and a B.S. in Chemical Engineering from The University of Texas at Austin.

         ALAN M. ARSHT, 57, Director, has been a director of the Company since 1999. Mr. Arsht has been President of Arsht & Company, Inc., a New York based investment banking firm established in 1986. From 1977 to 1986, Mr. Arsht was Senior Vice President and Managing Director of Thomson McKinnon Securities, Inc. He also served as Vice President, Corporate Finance at Wertheim & Company, Inc. and was Special Assistant to the Deputy Secretary of the U.S. Treasury Department. Mr. Arsht also held positions at the U.S. Securities and Exchange Commission. Mr. Arsht earned an M.B.A. in Finance from American University and a B.A. in History from East Texas State University.


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         WILLIAM D. BREEDLOVE, 61, Nominee for the board of directors of the
Company. Mr. Breedlove has served as Vice Chairman of Hoak Breedlove Wesneski & Co. (HBW), an investment banking firm, since August 1996. Mr. Breedlove has held senior management positions in commercial and merchant banking for over 30 years. Prior to HBW's formation in 1996, Mr. Breedlove was chairman, managing director and co-founder of Breedlove Wesneski & Co., a private merchant banking firm. From 1984 to 1989, Mr. Breedlove also served as president and director of Equus Capital Corporation, the corporate general partner of three public and private limited partnerships operating as management leveraged buyout funds. Mr. Breedlove's experience also includes 22 years at First National Bank in Dallas, the last three years of which he served as chairman and chief executive officer of the lead bank and vice chairman of InterFirst Corporation. Mr. Breedlove currently serves as a director of NCI Building Systems, Inc., Park Pharmacy Corporation and seven private companies. He has previously served as director of several other publicly-held companies, including InterFirst Corporation, Texas Oil and Gas Corporation, Dillard's Department Stores, and Cronus Industries, Inc. Mr. Breedlove received his B.B.A. degree in finance and banking from the University of Texas at Austin.

         RUSSELL L. CLEVELAND, 62, has been a director of the Company since February 2001. Mr. Cleveland is the President, Chief Executive Officer, the sole Director and the majority shareholder of Renaissance Capital Group, Inc. He has served as President, Chief Executive Officer and a director of Renaissance Capital Growth & Income Fund III, Inc. since 1994. He is a Chartered Financial Analyst with over 35 years experience as a specialist in investments in smaller capitalization companies. Mr. Cleveland has served as President of the Dallas Association of Investment Analysts. He also serves on the Boards of Directors of Renaissance US Growth and Income Trust PLC, Bentley Pharmaceuticals, Inc., Danzer Corporation, Tutogen Medical, Inc. and Technology Research, Inc. Mr. Cleveland received a B.S. in Economics from the Wharton School of Commerce and Finance of the University of Pennsylvania.

         ROBERT M. GALECKE, 59, Director, has been a director of the Company since May 1996. Mr. Galecke is currently Vice President of Finance and Administration for the University of Dallas. Prior to that he was a principal in the corporate consulting firm of Pate, Winters & Stone, Inc. from 1993 to May 1996. He also served as Executive Vice President, Chief Operating Officer and Chief Financial Officer of Southmark Corporation, a financial services insurance and real estate holding company, from 1986 to 1992. From 1989 to 1995, Mr. Galecke served as Chairman of the board, President and Chief Executive Officer of National Heritage, Inc. Mr. Galecke received a graduate degree from the School of Banking at the University of Wisconsin, Madison, and a B.S. in Economics from the University of Wisconsin at Stevens Point.

         JOHN P. JENKINS, 50, Director, has been a director of the Company since September 2000. Since November 2000, Mr. Jenkins has been Chairman of the Board and Chief Executive Officer of SAN Holdings, Inc., a total data storage management solutions business. From 1995 to 1999, Mr. Jenkins served as Chairman, Chief Executive Officer and President of TAVA Technologies, Inc., a systems integrator providing IT solutions to manufacturing and process industries. In July 1999, Real Software, a Belgian IT service and software provider, acquired TAVA. Mr. Jenkins continued as CEO and President of the U.S. operations, Real Enterprise Solutions, until June 2000. Prior to TAVA Technologies, Inc., Mr. Jenkins was President of Morgan Technical Ceramics, Inc., a subsidiary of Morgan Crucible Plc., a developer and manufacturer of industrial ceramics and other advanced materials, and Vice President and General Manager of the Structural Ceramic Division of Coors Ceramic Company, a subsidiary of Adolph Coors Company. Mr. Jenkins is also a director of Colorado MEDtech, Inc., a full-service producer of advanced medical products and comprehensive outsourcing services. Mr. Jenkins holds a Juris Doctor degree from the University of Denver and a B.S. degree in Mechanical Engineering from the University of Washington.


                                       11
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         FRANK R. MARLOW, 62, Director, has been a director of the Company since
May 1995. Mr. Marlow served as Vice President, Sales and Marketing for the Company from October 1993 to February 1995. Mr. Marlow is currently Vice President of Sales for Conformity, formerly Money Star, a technology company based in Austin, Texas. From 1995 until 1998, Mr. Marlow was Vice President of Hogan Systems, a publicly-traded company subsequently purchased by Computer Sciences Corp. Previously, Mr. Marlow was with IBM, Docutel Corporation, UCCEL Corporation and Syntelligence Corporation in executive sales and training positions.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR NAMED ABOVE.


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                COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

         The board of directors held six meetings during the fiscal year ended June 30, 2000. None of the directors attended fewer than 83% of the meetings of the board of directors and its committees on which they served. The board of directors has established two committees: a compensation and stock option committee, and an audit committee. The Company's board of directors acts as the nominating committee to nominate persons for election to the board of directors.

         The compensation and stock option committee is currently composed of Messrs. Rundell, Jack and Marlow. The compensation and stock option committee met two times during the fiscal year ended June 30, 2000. The compensation and stock option committee determines the amount and form of compensation and benefits payable to all officers and employees, and advises and consults with management regarding the benefit plans and compensation policies of the Company. The compensation and stock option committee also reviews and approves stock option grants to directors, executive officers and employees of the Company.

         The audit committee is currently composed of Messrs. Rundell, Galecke, Jack and Arsht. Messrs. Galecke, Jack and Arsht are independent directors, based on the definition of independence in Rule 4200(a)15 of the listing standards of the National Association of Securities Dealers. Although Mr. Rundell was independent based on such definition during the fiscal year ended June 30, 2000, he has not been considered an independent director under such definition since he was appointed to the position of the Chief Executive Officer of the Company as of August 31, 2000. The board of directors believes that even though Mr. Rundell is currently not an independent director, it is in the best interests of the Company that he should continue as a member of the audit committee in order to be immediately available to the committee to discuss issues and concerns and answer any questions the committee may have as well as to fulfill the need of the Company's senior management to be kept aware and informed of any developments concerning the audit committee. The audit committee met four times during the fiscal year ended June 30, 2000. This committee recommends to the board of directors the appointment of independent auditors, reviews the plan and scope of audits, reviews the Company's significant accounting policies and internal controls, and has general responsibility for related matters. Prior to the mailing of this proxy statement to the stockholders of the Company, this committee met with the Company's independent auditors to review the fiscal 2000 audit and the significant accounting policies and internal controls. The audit committee adopted an audit committee charter on June 13, 2000, a copy of which is attached to this proxy statement as Exhibit A.

                             AUDIT COMMITTEE REPORT

         The audit committee of the board of directors, which was established in June 1993, oversees the external audit of the Company's financial statements and reviews the internal audit, control and financial reporting procedures of the Company. A full description of the activities of the audit committee is contained in the audit committee charter, which is attached to this proxy statement as Exhibit A. For the fiscal year ended June 30, 2000 and for the purposes of this report, the audit committee was composed of Messrs. Galecke, Arsht, Jack and Rundell.

         During the fiscal year ended June 30, 2000, the audit committee met with representatives of Grant Thornton LLP, the Company's independent accountants, to review the results of the fiscal 1999 audit and to review the scope of the fiscal 2000 audit.

         In August 2000, the audit committee met with Grant Thornton LLP to review the results of the fiscal 2000 audit. The committee will meet with Grant Thornton LLP again in 2001 to review the scope of the fiscal 2001 audit. At the August 2000

                                                              PRELIMINARY COPIES


meeting, the committee reviewed the results of the fiscal 2000 audit with the members of the Grant Thornton LLP engagement team. The committee also discussed the fiscal 2000 audited financial statements and the results of the fiscal 2000 audit with the Company's management.

         During the August 2000 meeting, the audit committee discussed the matters required to be discussed by Statements on Auditing Standards No. 61 with Grant Thornton LLP, including the restrictions on ownership of securities imposed as part of the independence standards that the Grant Thornton LLP engagement team must observe. The committee received during the August 2000 meeting the written disclosures and letter from Grant Thornton LLP required by Independence Standards Board Standard No. 1. Standard No. 1 requires auditors to communicate, in writing, at least annually all relationships between the auditor and the Company that, in the auditor's professional judgment, may reasonably be thought to affect the auditor's independence. The committee has received this written disclosure and has discussed with Grant Thornton LLP its independence. The communication from Grant Thornton LLP required by Standard No. 1 did not disclose any matter or relationship that impaired its independence.

         Based upon these reviews, discussions and disclosures, the audit committee made a recommendation to the board of directors that the fiscal 2000 audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ending June 30, 2000.

                                           By the Audit Committee:

                                           Robert M. Galecke, Chairman
                                           Alan M. Arsht
                                           James E. Jack
                                           C. A. Rundell, Jr.

                                   AUDIT FEES

         The following table summarizes the fees paid or payable to Grant Thornton LLP for services rendered for the fiscal year ended June 30, 2000.

Audit fees in connection with the Annual Report on
Form 10-K and quarterly reports....................  $53,546

Financial systems design and implementation fees...       --

All other fees.....................................       --
                                                     -------

Total all other fees...............................       --
                                                     =======

TOTAL..............................................  $53,546
                                                     =======


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                                    OFFICERS

         The following table sets forth the officers of the Company.

       NAME                  AGE                     CURRENT POSITION
------------------           ---      -----------------------------------------------
C. A. Rundell, Jr.            67      Chairman  of  the  Board  and  Chief  Executive
                                      Officer

Holly J. Burlage              37      Executive  Vice   President,   Chief  Financial
                                      Officer, Secretary and Treasurer

Jack G. Caldwell              63      President, B&B Electromatic, Inc.

Lars H. Halverson             42      President, Intelli-Site, Inc.

         The following is a brief description of the business backgrounds of each of the officers who are not also nominees for directors. For a narrative description of the business background of Mr. Rundell, see "Directors and Nominees for Election to the Board of Directors" above.

         HOLLY J. BURLAGE, 37, Executive Vice President, Chief Financial Officer, Secretary and Treasurer, joined the Company in February 1994 as Accounting Manager, became Controller in 1995, became Vice President, Secretary and Treasurer in May 1997, and became Chief Financial Officer in July 1999. Prior to joining the Company, Ms. Burlage was Controller of Signature Home Care Group, Inc., a home health care company, from 1993 to 1994, and Controller and Chief Accounting Officer of National Heritage, Inc., a publicly-traded long-term care company, from 1989 to 1993. Ms. Burlage holds a B.B.A. from Baylor University.

         JACK G. CALDWELL, 63, President, B&B Electromatic, Inc., joined the Company in January 1998. Prior to joining the Company, Mr. Caldwell was a Results Manager for Thomas Group, Inc., a management consulting company, from 1992 to 1998. From 1986 to 1992, Mr. Caldwell served as the European Operations Manager for E-Systems and was Director of Sales and Marketing from 1978 to 1986 for the Cooper Industries. Mr. Caldwell earned an M.B.A. and B.S. degrees from East Texas State University.

         LARS H. HALVERSON, 42, President, Intelli-Site, Inc., joined the Company in January 2001. Prior to joining the Company, Mr. Halverson was a Sales Account Manager with Honeywell, Inc. from 1985 to 2001. From 1982 to 1984, Mr. Halverson served as Field Sales Representative for Moore Business Forms, Inc. Mr. Halverson earned a B.A. in Business Administration and Economics from the University of North Texas.


                                       15
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                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table shows the compensation of the Chief Executive Officer and the two executive officers of the Company whose compensation exceeded $100,000 for the fiscal years ended June 30, 2000, 1999 and 1998.

                                                                  LONG-TERM COMPENSATION AWARDS
                                    ANNUAL COMPENSATION       -------------------------------------
     NAME AND PRINCIPAL          -------------------------    OTHER ANNUAL    RESTRICTED    OPTION/
          POSITION               YEAR    SALARY     BONUS     COMPENSATION   STOCK AWARDS    SARS
---------------------------      ----   --------   -------    ------------   ------------   -------

Gerald K. Beckmann               2000   $277,078        --         --             --        100,000
   Chief Executive Officer       1999    296,393        --         --             --             --
   and President(1)              1998    289,425        --         --             --        200,000

Holly J. Burlage                 2000   $125,650        --         --             --         40,000
   Executive Vice President      1999    105,011        --         --             --         60,000
   and Chief Financial           1998     90,368   $15,000         --             --         17,500
   Officer

Jack G. Caldwell                 2000   $149,213
   President                     1999    140,510        --         --             --        100,000
   B&B Electromatic, Inc.        1998     58,333        --         --             --         61,790

----------
(1) Resigned as of August 31, 2000.

         No other executive officer's salary and bonus exceeded $100,000 annually and no executive had any form of long-term incentive plan compensation arrangement with the Company during the fiscal years ended June 30, 2000, 1999 and 1998.

STOCK OPTION GRANTS

         The following table provides information concerning the grant of stock options during the twelve months ended June 30, 2000 to the named executive officers:

                                                     % OF TOTAL
                                NUMBER OF          OPTIONS GRANTED
   FOR THE TWELVE        SECURITIES UNDERLYING      TO EMPLOYEES       EXERCISE    EXPIRATION
MONTHS ENDED 6/30/00       OPTIONS GRANTED(1)     IN FISCAL YEAR(%)    PRICE($)       DATE
---------------------    ---------------------    -----------------    --------    ----------
Gerald K. Beckmann(2)            50,000                 11.1%          $ 0.563      08/23/09
Gerald K. Beckmann(2)            50,000                 11.1             0.625      06/26/10
Holly J. Burlage                 20,000                  4.4             0.563      08/23/09
Holly J. Burlage                 20,000                  4.4             0.625      06/26/10
Jack G. Caldwell                 10,000                  2.2             0.563      08/23/09
Jack G. Caldwell                 20,000                  4.4             0.625      06/26/10

----------
(1) The options for all listed vest with respect to 25% of the shares issuable thereunder six months after the date of grant and with respect to cumulative increments of 25% of the shares issuable thereunder on each anniversary of the date of grant.

(2) Resigned as of August 31, 2000.


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                                                              PRELIMINARY COPIES


OPTION EXERCISES AND HOLDINGS

         The following table provides information related to the number of shares received upon exercise of options, the aggregate dollar value realized upon exercise, and the number and value of options held by the named executive officers of the Company at June 30, 2000.

                                               NUMBER OF UNEXERCISED          VALUE OF UNEXERCISED
                                                 OPTIONS/ SARS AT           IN-THE-MONEY OPTIONS/SARS
                                                  FISCAL YEAR END             AT FISCAL YEAR END($)
                                           ----------------------------    ----------------------------
                                           EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
                                           -----------    -------------    -----------    -------------

FOR THE TWELVE MONTHS ENDED 6/30/00
    Gerald K. Beckmann                       346,973         137,500          $7,031         $21,094
    Holly J. Burlage                          90,625          69,375           2,813           8,437
    Jack G. Caldwell                          98,843          92,947           1,406           4,219

                              DIRECTOR COMPENSATION

         Currently, directors are compensated by incentive stock options in an amount equivalent to $7,500 annually for serving on the board in addition to $1,250 for each committee on which they serve. All directors are reimbursed for their out-of-pocket expenses incurred in connection with their attendance at board meetings.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On April 12, 2000, Mr. Rundell, Chairman of the board of directors, Chief Executive Officer and a stockholder of the Company, loaned the Company approximately $200,000, at 9% annual interest. On June 28, 2000, The Rundell Foundation, an affiliate of Mr. Rundell, loaned the Company approximately $100,000, at 9% annual interest. To date, both of the loans remain outstanding. If the Company's stockholders approve the financial restructuring proposal, then this $300,000 of debt will be converted into approximately 13,000 shares of Series G preferred stock (depending on the amount of accrued interest). On November 17, 2000, Mr. Rundell loaned the Company approximately $50,000, in exchange for a convertible promissory note with an 8% annual interest rate. One of the requirements of the financial restructuring is that the Company must obtain a minimum investment of $100,000 from sources other than Renaissance prior to the date of the Annual Meeting of Stockholders. This $50,000 loan from Mr. Rundell is 50% of the $100,000 requirement. If the Company's stockholders approve the financial restructuring proposal, this $50,000 of debt will be converted into approximately 2,100 shares of Series F preferred stock (depending on the amount of accrual interest). For a description of the terms of these promissory notes, see "Proposal Two: Proposed Financial Restructuring -- Background and Reasons for Financial Restructuring -- Rundell Promissory Notes." In addition, Mr. Rundell serves as a director of Renaissance US Growth & Income Trust PLC and served as a director of Renaissance Capital Growth & Income Fund III, Inc. until October 12, 2000.

         On December 31, 1996, the Company issued convertible debentures in an aggregate principal amount of $4.6 million to Renaissance, a stockholder of the Company. In addition, during 1999 and 2000, Renaissance loaned the Company approximately $1.63 million at a 9% annual interest rate. Pursuant to the terms of a letter agreement dated as of November 13, 2000, as amended, with the Company, for an aggregate of $1 million, the Company issued 10 promissory notes to Renaissance, each with an 8% annual interest rate. For a description of the terms of the letter agreement, see "Proposal Two: Proposed Financial Restructuring -- The Proposed Financial Restructuring -- The Letter Agreement." For a description of the terms of the convertible debentures and promissory notes, see "Proposal Two: Proposed Financial Restructuring -- Background and Reasons for Financial Restructuring -- Renaissance Convertible Debentures" and "Proposal Two: Proposed Financial Restructuring -- Background and

                                                              PRELIMINARY COPIES


Reasons for Financial Restructuring -- Renaissance Promissory Notes" If the financial restructuring proposal is approved, the new Renaissance promissory notes will be converted into approximately 41,200 shares of Series F preferred stock (depending on the amount of accrued interest) and all other convertible debentures, promissory notes and accrued interest will be converted into shares of Series G preferred stock.

         Russell L. Cleveland joined the board of directors in February 2001. Mr. Cleveland is the president of Renaissance Capital Group, Inc., which is the investment manager of Renaissance US Growth & Income Trust PLC. Mr. Cleveland is also the president and chief executive officer of Renaissance Capital Growth & Income Fund III, Inc.


         On February 27, 2001, HBW Investment Partners II, L.P. loaned the Company $157,474 in exchange for a convertible promissory note with a 9% annual interest rate. Also on February 27, 2001, HBW Capital Fund, L.P. loaned the Company $142,526 in exchange for a convertible promissory note with a 9% annual interest rate. In connection with the issuance of these notes, the Company issued to HBW warrants exercisable for an aggregate of 250,000 shares of Common Stock. William D. Breedlove, a nominee for the board of directors of the Company, is Managing Director of each of the HBW entities. One of the requirements of the financial restructuring is that the Company must obtain a minimum investment of $100,000 from sources other than Renaissance prior to the date of the Annual Meeting of Stockholders. In addition to the November 17, 2000 loan from Mr. Rundell, the loans from HBW satisfy this $100,000 requirement. For a description of the terms of these promissory notes and warrants, see "Proposal
Two: Proposed Financial Restructuring -- Background and Reasons for Financial Restructuring -- HBW Promissory Notes." If the Company's stockholders approve the financial restructuring proposal, this aggregate of approximately $303,000 of debt, including accrued interest, from HBW will be converted into approximately 12,100 shares of Series F preferred stock.


         Mr. Jenkins joined the board of directors in September 2000. In addition to his board duties, Mr. Jenkins currently serves as a consultant to the Company's subsidiary, Intelli-Site, Inc., on a part-time basis at an hourly rate of $120. Intelli-Site did not employ Mr. Jenkins as a consultant in fiscal year 2000. Intelli-Site paid Mr. Jenkins total compensation of $28,495 from September 2000 through December 31, 2000.

         Mr. Beckmann was the Company's Chief Executive Officer and President until August 2000. Mr. Beckmann was a consultant to the Company from August 2000 until October 2000 on a part-time basis at an hourly rate of $120. The Company paid Mr. Beckmann total compensation of $277,078 for fiscal year 2000 and $45,833 for fiscal year 2001.

         The Company believes that the terms of the foregoing transactions were on terms no less favorable to the Company than could be obtained from unaffiliated third parties.


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                                  PROPOSAL TWO

                        PROPOSED FINANCIAL RESTRUCTURING

INTRODUCTION

         On November 13, 2000, the Company entered into a letter agreement with Renaissance, a copy of which is attached hereto as Exhibit B. On March 2, 2001, the Company and Renaissance amended the letter agreement, a copy of which is included in Exhibit B. Set forth below is a discussion of the letter agreement, as amended.

         Pursuant to the terms of the letter agreement, as amended, the Company issued an aggregate of $1.0 million of the Company's secured convertible promissory notes to Renaissance. The funding of these new Renaissance promissory notes was conditioned in part on the Company's board of directors' approval of a proposed financial restructuring as set forth in the letter agreement, as amended. The Company's board of directors approved the letter agreement, including the financial restructuring proposal, on November 13, 2000. As required by the letter agreement, as amended, in connection with issuance of the new Renaissance promissory notes, the Company's board of directors is soliciting stockholder approval of the financial restructuring proposal, which consists of the following:


         o the amendment of the Company's Certificate of Incorporation to authorize 80,000 shares of a new Series F preferred stock and 300,000 of a new Series G preferred stock;


         o the issuance to Renaissance of approximately 41,200 shares of Series F preferred stock (depending on the amount of accrued interest) in exchange for the promissory notes of the Company held by Renaissance in the aggregate principal amount of $1.0 million together with accrued interest;

         o the issuance to Renaissance of approximately 255,000 shares of Series G preferred stock (depending on the amount of accrued interest) in exchange for all other promissory notes and convertible debentures of the Company held by Renaissance together with accrued interest (constituting approximately $6.4 million, including accrued interest);

         o the issuance to C. A. Rundell, Jr. of approximately 2,100 shares of Series F preferred stock (depending on the amount of accrued interest) in exchange for the promissory note of the Company held by Mr. Rundell in the principal amount of $50,000 together with accrued interest;

         o the issuance to C. A. Rundell, Jr. and The Rundell Foundation of approximately 13,000 shares of Series G preferred stock (depending on the amount of accrued interest) in exchange for the promissory notes of the Company held by them in the aggregate principal amount of $300,000 together with accrued interest; and

         o the issuance to HBW of approximately 12,100 shares of Series F preferred stock (depending on the amount of accrued interest) in exchange for the promissory notes of the Company held by HBW in the principal amount of $300,000 together with accrued interest.

         According to the terms of the letter agreement, as amended, the holders of Series F preferred stock and Series G preferred stock will have the right, at any time, to convert their shares of preferred stock into shares of Common Stock. The Company's current Certificate of Incorporation does not


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                                                              PRELIMINARY COPIES


authorize enough shares of Common Stock to cover such a potential conversion. In order to effect the financial restructuring proposal, the stockholders must also approve an amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock as set forth in proposal three in this proxy statement.

         In addition, according to the terms of the letter agreement, as amended, prior to the issuance of the Series F preferred stock and the Series G preferred stock, the Company must amend the Certificate of Designation, Preferences and Rights of the Series D preferred stock to modify the liquidation preference amount as set forth in proposal four in this proxy statement. If the stockholders do not approve proposal four in this proxy statement, then the financial restructuring proposal cannot be completed.

         The letter agreement provides as a condition to the financial restructuring that the board of directors use its best efforts to secure stockholder approval of the financial restructuring and recommend that the stockholders approve the financial restructuring.

         Management believes that if the Company's stockholders do not approve the financial restructuring proposal, then there is a significant risk that the Company will not have sufficient cash to continue its operations. The Company is currently in payment default and financial covenant default of the Company's convertible debentures held by Renaissance. This default coupled with the need for additional cash is another reason for the financial restructuring. Also, if the financial restructuring proposal is not completed by April 27, 2001, then under the terms of the letter agreement, as amended, all of the Company's debt owed to Renaissance will become immediately due and payable. The Company does not have enough cash to repay the Renaissance debt and the Company does not have any foreseeable way to obtain the cash to repay the Renaissance debt.


         According to the Delaware General Corporation Law, the Company's Certificate of Incorporation and the Company's bylaws, stockholder approval is required to increase the number of the Company's authorized shares of Common Stock from 35,000,000 to 75,000,000. The Company needs 75,000,000 authorized shares of Common Stock to have enough shares to issue upon conversion of the Company's Series F and G preferred stock to be issued under the financial restructuring proposal. Although according to the Delaware General Corporation Law, the Company's Certificate of Incorporation and the Company's bylaws, stockholder approval is not required to effect the proposed financial restructuring, the board of directors believes that it is in the best interests of the Company to seek stockholder approval of the financial restructuring proposal. If the stockholders do not approve the financial restructuring proposal then the board of directors will not complete the financial restructuring pursuant to the terms set forth in the letter agreement, as amended.

         If the financial restructuring is effected, then, assuming approximately 67.5 million fully diluted shares of Common Stock outstanding as of April 12, 2001, the percentage equity ownership of the current Common Stock holders will be approximately 16.6%. However, in the absence of a financial restructuring, the percentage equity ownership of the current Common Stock holders would be approximately 26.4%, on a fully diluted basis, assuming that the holders of the Series A preferred stock, the Series D preferred stock, warrants, options, convertible debentures and promissory notes.



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         The following table shows the percentage of equity interest of the
Company's Common Stock holders on a fully diluted basis currently, and after the financial restructuring. After the proposed financial restructuring, Renaissance would beneficially own approximately 58.9% of the voting stock of the Company, assuming an April 12, 2001 exchange date. On that date, Renaissance would be in a position to control the Company.


                           PERCENTAGE EQUITY INTEREST


                                                   PERCENTAGE EQUITY INTEREST OF COMMON STOCK
                                                        HOLDERS, ON A FULLY DILUTED BASIS
                                         ----------------------------------------------------------------
                                            CURRENTLY, ASSUMING ALL            ASSUMING THE FINANCIAL
                                          OUTSTANDING CONVERTIBLE DEBT     RESTRUCTURING IS COMPLETED AND
                                             AND PREFERRED STOCK IS            ALL PREFERRED STOCK IS
         PARTIES IN INTEREST             CONVERTED INTO COMMON STOCK(1)    CONVERTED INTO COMMON STOCK(2)
-------------------------------------    ------------------------------    ------------------------------
Current Common Stock Holders(3)                      26.4%                                     16.6%

Current Warrant and Option Holders(4)                25.9%                                     16.4%

Renaissance                                          38.7%                                     58.9%

Mr. C. A. Rundell, Jr. and The
Rundell Foundation                                    4.9%                                      5.5%

HBW                                                   4.1%                                      2.6%


(1) Assumes all outstanding warrants, options, convertible promissory notes and other convertible debentures, Series A preferred stock and Series D preferred stock as of February 28, 2001 are converted.


(2) Assumes that (a) the exchange of approximately $1.0 million of new promissory notes and interest arrearages of the Company to Renaissance for approximately 41,200 shares of Series F preferred stock, (b) the exchange of the convertible HBW promissory notes for approximately 12,100 shares of Series F preferred stock, (c) the exchange of approximately $6.4 million of all other existing promissory notes, convertible debentures and interest arrearages of the Company held by Renaissance for approximately 255,000 shares of Series G preferred stock, (d) the exchange of the convertible Rundell promissory note for approximately 2,100 shares of Series F preferred stock, and (e) the exchange of an aggregate of approximately $325,000 in indebtedness of the Company to C. A. Rundell, Jr. and The Rundell Foundation for approximately 13,000 shares of Series G preferred stock, have occurred as of April 12, 2001. More specifically, the terms of the letter agreement, as amended, require that before Renaissance invests $1,000,000 in the Company, the Company must receive a minimum investment of $100,000 from sources other than Renaissance. C. A. Rundell, Jr. has invested $50,000 pursuant to a promissory note convertible into approximately 2,100 shares of Series F preferred stock if the Company's stockholders approve of the financial restructuring. HBW has invested $300,000 pursuant to two promissory notes convertible into approximately 12,100 shares of Series F preferred stock if the Company's stockholders approve of the financial restructuring. These investments from sources other than Renaissance total $350,000, and therefore, the Company satisfied this term of the letter agreement, as amended.

(3) Includes (a) shares held by management other than C.A. Rundell, Jr., and (b) shares of Common Stock currently held by holders of the Company's Series A preferred stock and Series D preferred stock. Excludes shares of Common Stock, Series A preferred stock and Series D preferred stock held by Renaissance, C.A. Rundell, Jr., The Rundell Foundation and HBW.

(4) Excludes warrants and options held by Renaissance, C.A. Rundell, Jr., The Rundell Foundation and HBW.


               BACKGROUND AND REASONS FOR FINANCIAL RESTRUCTURING

GENERAL

         The Company was formed in December 1991 with a business plan to be a single source supplier for all hardware and software needs for security and traffic products used in the commercial, industrial and government sectors. When the Company made its initial public offering in April 1993, the Company's subsidiaries consisted of Automatic Access Controls, Inc., known as AAC, B&B Electromatic, Inc., and IST, now named Intelli-Site, Inc. AAC was a distributor of commercial and industrial security products. B&B Electromatic, Inc. is a manufacturer of security gate operators and road and bridge barriers. Intelli-Site is a start-up software developer and retail seller of control systems that integrate security devices for personal computers.


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         The Company's business model misjudged the level of competition in the security hardware distribution business. By the middle of 1995, the Company's revenues and margins fell far short of its business plan and the Company required additional cash funding. During the second quarter of 1995, the Company discontinued the operations of AAC due to AAC's cash requirements and merged certain functions of AAC with B&B Electromatic and Intelli-Site. At that time, the Company decided to focus on its two remaining subsidiaries, B&B Electromatic and Intelli-Site, both of which were suffering operational challenges. Management developed a plan to stabilize these two companies, including the acquisition of a systems integration company, Tri-Coastal Systems, Inc. In September 1995, the Company purchased substantially all of the assets and liabilities of Tri-Coastal Systems, Inc. in exchange for 21,000 shares of the Company's Common Stock, valued at the time at $55,125. Tri-Coastal Systems sells, designs, installs and services electronic security systems primarily for commercial and industrial buildings.

         In December 1996, the Company acquired all of the outstanding stock of Golston Company, Inc. for approximately $4.8 million in a combination of cash and seller notes, and the assumption of an additional $650,000 in existing debt. Golston designs, manufactures and markets specialty products for the financial and healthcare industries. The Company financed this purchase through the issuance of convertible debentures described below to Renaissance.

         In the fall of 1998, the Company needed additional funding as a result of continuing operating losses. At that time, Intelli-Site, Inc. was creating significant cash deficits because it receives payments from its customers only after it satisfactorily performs the work. In addition, B&B Electromatic, Inc. was undergoing a downturn in the road and bridge market. Renaissance, who had originally financed the Golston acquisition, loaned the Company additional funds pursuant to convertible promissory notes. During 1998 the Company began development of a new NT based Intelli-Site product because Intelli-Site was not achieving market acceptance as anticipated.

         During the spring of 1999, the Company's operating cash deficit was increasing as a result of lower revenues and higher than budgeted software development costs. Management made a decision to refocus the Company on two subsidiaries, B&B Electromatic and Intelli-Site, and to sell its other subsidiaries, Golston and Tri-Coastal Systems. In May 1999, the Company sold Golston for $3.2 million in cash and a $100,000 promissory note. In August 1999, the Company sold Tri-Coastal Systems for a $66,000 promissory note.

         When the Company decided in the spring of 1999 to shift its focus, management assumed that the development of the Intelli-Site software was complete. However, due to unanticipated delays in the completion of the product, the Company did not meet the anticipated sales levels for the product and the Company once again experienced operating cash shortfalls. In the fall of 1999, the Company raised $1.8 million through a private placement of Series D preferred stock. In late 1999, B&B Electromatic experienced a significant downturn in perimeter security sales. B&B Electromatic also experienced a much lower sales volume than anticipated for the new railroad barrier product. These factors in fiscal 2000 depressed the Company's stock price and impaired the Company's liquidity.

         The Company most recently tried to market a private placement in late summer 2000, but was unsuccessful due to market conditions and poor financial performance.

RENAISSANCE CONVERTIBLE DEBENTURES

         In December 1996, the Company entered into a convertible debenture financing with Renaissance to finance the purchase of Golston Company, Inc. The Company issued an aggregate of $4.6 million in convertible debentures to Renaissance. The Renaissance convertible debentures have an annual interest


                                       22
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rate of 9%. The debentures, plus interest, are due on or before December 1,
2003. Interest is payable in monthly installments on the first day of each month until the principal amount and all accrued and unpaid interest is paid in full.

         Conversion Price. The debentures are convertible into shares of the Company's Common Stock at an initial conversion price of $1.05 per share. On March 26, 1998, because the Company did not have net sales of at least $16.5 million for year end 1997 and did not have net income after tax for 1997 of at least $2 million (which were milestones set forth in the debentures), the conversion price on the debentures was reduced to $0.549 per share, the average closing price of the Company's Common Stock for the 20-day period beginning on the date of the public announcement of its financial results for the quarter ended December 31, 1997. As of April 12, 2001, the principal amount of the debentures would be convertible into 7,592,353 shares of Common Stock.

         Antidilution Provisions. If there is a stock split or subdivision of shares of Common Stock into a greater number of shares, the conversion price will be proportionately decreased. If there is a combination of shares of Common Stock into a smaller number of shares, the conversion price will be proportionately increased.

         Mandatory Principal Installments. If the debentures are not sooner redeemed or converted, then beginning on December 1, 1999, the Company is required to make mandatory principal payments in an amount equal to $10 per $1,000 of then outstanding principal. The Company has not made any of these mandatory principal payments, which as of April 12, 2001 totaled approximately $619,200. At maturity, the Company will be required to make a final installment of all of the remaining unpaid principal amount plus all unpaid interest and other charges due.

         Mandatory Redemption in the Event of Certain Changes. If the Common Stock is not listed for exchange on the NASDAQ National Market, the New York Stock Exchange, the American Stock Exchange, or quoted on the NASDAQ Small Cap System, or any person acquires more than 50% of the Common Stock, then the Company is required, if requested by Renaissance, to redeem the debentures at the greater of (a) the market value of the debentures or (b) 167% of the par value of the debentures. Since March 24, 1999, the Company's Common Stock has not been listed on any permitted exchange. To date, the Company has not received notice of the exercise of mandatory redemption rights.

         Optional Redemption by the Company. On any interest payment date, and after prior irrevocable notice, the Company may redeem all of the debentures at 120% of par if:

         o The closing bid price for the Common Stock averages at least $4.00 per share for 21 consecutive trading days;

         o The $4.00 bid price is supported by a minimum of 30 times fully diluted net earnings per share of Common Stock in the aggregate for the last four consecutive fiscal quarters preceding the date of notice of redemption;

         o The average, over 20 days, of the daily trading volume is not less than 10,000 shares; and

         o The Company has filed a registration statement covering the shares of Common Stock issuable upon conversion of the debentures.

         Right to Appoint Director. Pursuant to the loan agreement under which the debentures were issued, Renaissance may designate a nominee to the Company's board, subject to the Company's written


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approval, which may not be unreasonably withheld. If Renaissance does not request a board designee, then it may have a representative attend board meetings. The failure to submit Renaissance's nominee, if any, for election to the Company's board of directors for any reason other than good cause is an event of default under the debentures and the loan agreement.

         Registration Rights. The holders have registration rights under the loan agreement under which the debentures were issued. The holders of at least 50% of the registrable securities then outstanding may demand that the Company file a registration statement and use the Company's best efforts to register the securities within 150 days of the registration request. The holders also have piggyback registration rights. The registration rights terminate on the earlier to occur of June 30, 2006 or after the holders have demanded two registrations.

         Security. The debentures are secured (a) under the terms of the stock pledge agreements, by all outstanding shares of each of the Company's wholly-owned subsidiaries and (b) under the terms of security agreements, trademarks, copyrights and software technology relating to the Company's Intelli-Site product and all machinery and equipment of the Company.

         Events of Default; Remedies. The term "Events of Default" includes:

         o the failure to pay, not later than 10 days after the due date, any interest or principal of the debentures;

         o any representation or warranty under the loan documents is untrue in any material respect as of the date made;

         o default in the performance of any covenant under the loan documents, after the expiration of a 30-day cure period;

         o default in the payment of any Material Indebtedness, as defined in the debentures;

         o any of the loan documents ceases to be enforceable or becomes inoperative;

         o    bankruptcy events;

         o any final judgment for the payment of money in excess of $250,000 is rendered against the Company and not satisfied or discharged at least 10 days before assets could be sold to pay the judgment;

         o the failure of the Company to deliver shares of Common Stock upon conversion of the debentures; or

         o the failure to submit Renaissance's nominee, if any, for election to the Company's board for any reason other than good cause.

         Upon the occurrence of an Event of Default, Renaissance may:

         o    declare all principal and interest due and payable;

         o    reduce any claim to judgment; and/or


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         o    pursue and enforce its rights and remedies.

         In addition, the Company must pay all costs and expenses reasonably incurred by Renaissance in connection with preserving its rights.

RENAISSANCE PROMISSORY NOTES

         Pre-existing Renaissance Notes. From February 22, 1999 through September 29, 2000, Renaissance made loans to the Company evidenced by 12 promissory notes. The dates and amounts of these 12 promissory notes are outlined in the table below. Unless otherwise indicated in the footnotes to the table, these 12 promissory notes are not convertible. Each of the promissory notes accrues interest at a rate of 9% per year. It is anticipated that as of April 12, 2001, the Company will owe an aggregate of approximately $1.8 million including the principal balance and accrued unpaid interest to Renaissance under the notes detailed in the following table.

         The form of each of the pre-existing Renaissance notes is filed with the SEC as an exhibit to the Company's Amendment No. 2 to Form 10-KSB for the fiscal year ended June 30, 2000.


                          AMOUNT OF PROMISSORY            AMOUNT OF PROMISSORY
                       NOTES ISSUED TO RENAISSANCE     NOTES ISSUED TO RENAISSANCE
                         CAPITAL GROWTH & INCOME           US GROWTH & INCOME
       DATE                 FUND III, INC.($)                  TRUST PLC($)            MATURITY DATE(1)
------------------     ---------------------------     ---------------------------    -----------------
February 22, 1999               $375,000(2)                    $225,000(2)            Payable on demand
August 12, 1999                  115,000(3)                     115,000(3)            Payable on demand
May 5, 2000                      150,000                        150,000               Payable on demand
August 25, 2000                  100,000                        100,000               November 19, 2000
September 15, 2000               100,000                        100,000               December 14, 2000
September 29, 2000                50,000                         50,000               December 29, 2000

(1) The maturity date of these promissory notes, according to the terms of the letter agreement before it was amended, was March 13, 2001. The letter agreement was amended on March 2, 2001 to extend the maturity date on all existing Renaissance debt to April 27, 2001.

(2) These are convertible promissory notes with an initial conversion price of $0.549 per share. These notes were amended on May 5, 2000 to add additional collateral as security for repayment.

(2) These promissory notes were renewed and extended on May 5, 2000.

         New Renaissance Notes. Pursuant to the terms of the letter agreement with Renaissance, as amended, Renaissance loaned $1 million to the Company, as evidenced by 10 new secured convertible promissory notes of the Company payable to Renaissance. These notes were issued from October 20, 2000 through January 12, 2001. They accrue interest at a rate of 8% per year and are secured by all of the assets of the Company and its subsidiaries. The new Renaissance promissory notes are convertible into the Company's Common Stock at a conversion price of $0.20 per share. It is anticipated that as of April 12, 2001, approximately $1,030,000 of principal and accrued unpaid interest will be owed under the new Renaissance promissory notes.

         The form of each of the new Renaissance notes is filed with the SEC as an exhibit to the Company's Amendment No. 2 to Form 10-KSB for the fiscal year ended June 30, 2000. The dates and amounts of these new Renaissance notes are outlined in the table below.


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
                                                       AMOUNT OF PROMISSORY
                          AMOUNT OF PROMISSORY           NOTES ISSUED TO
                      NOTES ISSUED TO RENAISSANCE          RENAISSANCE
                        CAPITAL GROWTH & INCOME         US GROWTH & INCOME
       DATE                FUND III, INC.($)                TRUST PLC($)         MATURITY DATE(1)
-----------------     ---------------------------      --------------------     -----------------
October 20, 2000                100,000                       100,000           February 17, 2001
November 3, 2000                100,000                       100,000               March 3, 2001
November 17, 2000               100,000                       100,000              March 17, 2001
December 22, 2000                75,000                        75,000              April 21, 2001
January 12, 2001                125,000                       125,000                May 12, 2001

(1) The maturity date of these promissory notes, according to the terms of the letter agreement before it was amended, was March 13, 2001. The letter agreement was amended on March 2, 2001 to extend the maturity date on all existing debt to April 27, 2001.

         Registration Rights of Renaissance. The Renaissance convertible notes provide that Renaissance has registration rights under the registration rights agreements dated February 22, 1999 and October 20, 2000. Under these registration rights agreements, Renaissance has demand and piggyback registration rights. Under the demand rights, Renaissance may request two times that the Company register the registrable securities if the registration would cover at least 25% of the then outstanding registrable securities. Under the piggyback registration rights, the Company must give Renaissance notice of other registration statements the Company may file and allow Renaissance to participate in the registration by including their registrable securities. Under the registration agreements, the Company also agreed to file a "shelf" registration statement within 90 days of the notes. The Company has not filed any registration statements pursuant to these registration rights agreements.

         Security for the Renaissance Notes. The Renaissance notes are secured by (a) the Security Agreement, dated as of October 2, 1998, among the Company, B&B Electromatic, Inc., Golston Company, Inc., Intelli-Site, Inc. and Tri-Coastal Systems, Inc. and Renaissance, and (b) the Stock Pledge Agreement, dated as of December 31, 1996, among the Company and Renaissance.

RUNDELL PROMISSORY NOTES

         Pre-existing Rundell Notes. On April 12, 2000, C. A. Rundell, Jr., Chairman of the board of directors and Chief Executive Officer of the Company, loaned the Company $200,000 pursuant to a promissory note. In addition, on June 28, 2000, The Rundell Foundation, a non-profit corporation, loaned the Company $100,000 pursuant to a promissory note. Mr. Rundell is President, a director and trustee of The Rundell Foundation. Both of these promissory notes accrue interest at a rate of 9% a year and are due and payable on demand. The Rundell promissory notes are secured by the accounts receivable of Intelli-Site, Inc. due from Coken Company. It is anticipated that as of April 12, 2001, the aggregate principal balance of and accrued unpaid interest on the pre-existing Rundell notes will be approximately $325,000.

         New Rundell Note. On November 17, 2000, Mr. Rundell loaned the Company an additional $50,000 pursuant to a convertible promissory note at an interest rate of 8% per year, due and payable on demand, with a conversion price of $0.20 per share. It is anticipated that as April 12, 2001, the aggregate principal balance of and accrued unpaid interest on the new Rundell note will be approximately $52,000.

HBW PROMISSORY NOTES

         On February 27, 2001, HBW Investment Partners II, L.P. loaned the Company $157,474 pursuant to a promissory note. Also on February 27, 2001, HBW Capital Fund, L.P. loaned the Company $142,526 pursuant to a promissory note. William D. Breedlove, a nominee for the board of directors of


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the Company, is Managing Director of each of the HBW entities. Both of these promissory notes accrue interest at a rate of 9% a year and are due and payable 120 days from the date of issue. The conversion price on both of these notes is $0.20 per share. It is anticipated that as of April 12, 2001, the aggregate principal balance of and accrued and unpaid interest on the HBW notes will be approximately $303,000.


         In connection with these promissory notes, the Company issued a warrant to HBW Investment Partners II, L.P. to purchase 131,228 shares of Common Stock at a price of $0.20 per share, at any time during the five-year period beginning on February 27, 2001. The Company also issued a warrant to HBW Capital Fund, L.P. to purchase 118,772 shares of Common Stock at a price of $0.20 per share, at any time during the five-year period beginning on February 27, 2001. Copies of the HBW promissory notes and warrants are filed as exhibits to the current report on Form 8-K filed with the Securities and Exchange Commission on March 9, 2001.


GOING CONCERN AUDIT OPINION

         The audit report, dated August 4, 2000, of Grant Thornton LLP, the Company's independent auditors, states that the Company has suffered recurring losses from operations, has an excess of liabilities over assets, and is in default of certain debt covenants. The audit report further states that these matters raise substantial doubt about the Company's ability to continue as a going concern.

                     ACTION PLAN AND ALTERNATIVES CONSIDERED

         In light of the lack of financial and stock performance over the last few years, management has at various times considered the following options:

         o    Refinance the Renaissance debt;

         o    Sell one or both of the remaining subsidiaries;

         o    Seek protection under the bankruptcy laws;

         o    Merge with a competitor; or

         o    Raise a substantial equity investment in the Company.

         The only significant secured debt that is not held by Renaissance, Mr. Rundell or The Rundell Foundation is the mortgage on the B&B Electromatic, Inc. facility. The Company refinanced this mortgage in 1999 for a cash contribution of approximately $100,000. The proceeds from the refinancing were used for operations and capital improvements at B&B Electromatic.

         The Company rejected the bankruptcy option because it believes that a voluntary bankruptcy filing would likely not maximize a recovery for holders of the unsecured indebtedness or holders of the capital stock. Management believes that the most likely liquidation scenario would be a court-administered forced sale of assets. Under this scenario, the Company believes the liquidation proceeds might not be sufficient to satisfy even the claims of the Company's creditors, which are approximately $9.0 million. Additionally, the holders of Series A and Series D preferred stock have liquidation preferences over the holders of Common Stock. Management is of the view that it is extremely unlikely that sufficient value would be realized to satisfy the creditors and the holders of stock having a liquidation preference over the holders of Common Stock. Accordingly, the Common Stock holders would probably receive no value for their shares in a bankruptcy scenario.


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         Management considered selling the Company through a merger or sale of substantially all of the Company's assets. The Company contacted several potential candidates in this regard. While the Company received some interest in the purchase of B&B Electromatic, Inc., management felt the purchase price offered by more than one candidate was significantly below the value of B&B Electromatic, Inc. The Company's current capital structure makes it unlikely that the Company can attract a merger partner on favorable terms.

         The Company has contacted various institutional and individual investors about making an equity investment in the Company. None have expressed any willingness to invest given the Company's current capital structure and market conditions.

                      THE PROPOSED FINANCIAL RESTRUCTURING

THE LETTER AGREEMENT

         General. On November 13, 2000, the Company entered into a letter agreement with Renaissance, a copy of which is attached hereto as Exhibit B. The Company's board of directors approved the letter agreement, including the financial restructuring proposal, on November 13, 2000. On March 2, 2001, the letter agreement was amended to extend the deadline for stockholder approval of the proposed financial restructuring. A copy of the amendment to the letter agreement is attached hereto as Exhibit B. As required by the letter agreement, the Company's board of directors is soliciting stockholder approval of the financial restructuring proposal, which consists of the following:

                  o the amendment of the Company's Certificate of Incorporation to authorize 80,000 shares of a new Series F preferred stock and 300,000 of a new Series G preferred stock;

                  o the issuance to Renaissance of approximately 41,200 shares of Series F preferred stock (depending on the amount of accrued interest) in exchange for the promissory notes of the Company held by Renaissance in the aggregate principal amount of $1.0 million together with accrued interest;

                  o the issuance to Renaissance of approximately 255,000 shares of Series G preferred stock (depending on the amount of accrued interest) in exchange for all other promissory notes and convertible debentures of the Company held by Renaissance together with accrued interest (constituting approximately $6.4 million, including accrued interest);

                  o the issuance to C. A. Rundell, Jr. of approximately 2,100 shares of Series F preferred stock (depending on the amount of accrued interest) in exchange for the promissory note of the Company held by Mr. Rundell in the principal amount of $50,000 together with accrued interest;

                  o the issuance to C. A. Rundell, Jr. and The Rundell Foundation of approximately 13,000 shares of Series G preferred stock (depending on the amount of accrued interest) in exchange for the promissory notes of the Company held by them in the aggregate principal amount of $300,000 together with accrued interest; and


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                  o    the issuance to HBW Investment Partners II, L.P. and HBW
                       Capital Fund, L.P. of approximately 12,100 shares of Series F preferred stock (depending on the amount of accrued interest) in exchange for the promissory notes of the Company held by HBW in the principal amount of $300,000 together with accrued interest.

         New Renaissance Promissory Notes. Pursuant to the terms of the letter agreement, the Company issued an aggregate of $1.0 million of the Company's secured convertible promissory notes to Renaissance. The funding of these new Renaissance promissory notes was conditioned in part on the Company's board of directors' approval of a proposed financial restructuring as set forth in the letter agreement.

         Amendment to Charter to Increase Number of Shares of Authorized Common Stock. According to the terms of the letter agreement, the holders of Series F preferred stock and Series G preferred stock will have the right to convert their shares of preferred stock into shares of Common Stock. The Company's current Certificate of Incorporation does not authorize enough shares of Common Stock to cover such a potential conversion. In order to effect the financial restructuring proposal, the stockholders must also approve an amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock as set forth in proposal three in this proxy statement.

         Amendment to Series D Certificate of Designation, Preferences and Rights. According to the terms of the letter agreement, before the issuance of the Series F preferred stock and Series G preferred stock, the holders of Series D preferred stock must approve an amendment to the Series D Certificate of Designation, Preferences and Rights to provide for a reduction of the liquidation preference to $0.01 per share, until the Series F preferred stock and Series G preferred stock have been converted or redeemed, or until all of the holders of shares of Series F preferred stock and Series G preferred stock have received an amount equal to the liquidation preference of the Series F and Series G preferred stock. At that time, the liquidation preference will revert to $20 per share plus any accrued and unpaid dividends. The current liquidation preference of the Series D preferred stock is $20 per share plus any accrued and unpaid dividends. The Company is seeking the approval of the amendment to the Certificate of Incorporation to reduce the liquidation preference in proposal four set forth in this proxy statement.

         Registration Rights. The Company is required to file within 90 days of the issuance to Renaissance of the Series F preferred stock and Series G preferred stock a registration statement to permit resales by the holders of the preferred stock of the shares of Common Stock that are issuable upon conversion of the Series F preferred stock and Series G preferred stock. Additionally, Renaissance will have one demand registration right and unlimited piggyback registration rights. The Company must pay all expenses of Renaissance in connection with such registrations, except underwriting discounts and commissions.

         Additional Financing. The letter agreement requires that as part of the financial restructuring, the Company must receive a minimum investment of $100,000 from sources other than Renaissance. To fulfill one-half of this requirement, C. A. Rundell, Jr. lent the Company $50,000 pursuant to the Rundell convertible promissory note. The Company raised the remaining required $50,000 by issuing two promissory notes in an aggregate principal amount of approximately $300,000 issued to HBW that are convertible into approximately 12,100 shares of Series F preferred stock, which, on a fully-diluted basis, is the equivalent of approximately 1,500,000 shares of Common Stock.

         Consequences if Restructuring Not Approved or Completed. If the proposed financial restructuring is not effected by April 27, 2001, then the new Renaissance promissory notes will be immediately due and payable. The Company and Renaissance negotiated the financial restructuring so that the new Renaissance promissory notes will be converted into Series F preferred stock only if the


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Company's stockholders approve the financial restructuring proposal. If the
Company's stockholders do not approve the financial restructuring proposal by April 27, 2001, then Renaissance would prefer to receive repayment of the new Renaissance promissory notes than to own Series F preferred stock. This is why, prior to stockholder approval, the financial restructuring proposal contemplates the Company issuing the new Renaissance promissory notes rather than shares of Series F preferred stock.

EXCHANGE OF NEW RENAISSANCE PROMISSORY NOTES

         As part of the proposed financial restructuring, Renaissance will exchange all of the new Renaissance promissory notes and accrued interest into an aggregate of approximately 41,200 shares of Series F preferred stock, depending on the amount of accrued interest, at an exchange rate of $25 per share of Series F preferred stock. It is anticipated that as of April 12, 2001, the aggregate principal amount and accrued unpaid interest on these notes will be approximately $1,030,000. The terms of the new Renaissance promissory notes do not provide for the conversion of the accrued interest into shares of Common Stock. However, the letter agreement, as amended, states that the financial restructuring will include the conversion of interest arrearages.

EXCHANGE OF OTHER INDEBTEDNESS WITH RENAISSANCE

         As part of the proposed financial restructuring, Renaissance will exchange all of the other Renaissance debentures and notes, including all accrued interest, into an aggregate of approximately 255,000 shares of Series G preferred stock, depending on the amount of accrued interest, at an exchange rate of $25 per share. If the proposed financial restructuring is not effected by April 27, 2001, then pursuant to the letter agreement, as amended, all of this indebtedness will be immediately due and payable. It is anticipated that as of April 12, 2001, the aggregate principal amount and accrued unpaid interest on the debentures and notes will be approximately $6.4 million. The terms of all of the other Renaissance debentures and notes do not provide for the conversion of the accrued interest into shares of Common Stock. However, the letter agreement, as amended, states that the financial restructuring will include the conversion of interest arrearages.

EXCHANGE OF INDEBTEDNESS WITH C. A. RUNDELL, JR. AND THE RUNDELL FOUNDATION

         As part of the proposed financial restructuring, Mr. Rundell and The Rundell Foundation will exchange $300,000 principal amount of the pre-existing Rundell notes, including all accrued interest, for approximately 13,000 shares of Series G preferred stock, depending on the amount of accrued interest, at an exchange rate of $25 per share. As of April 12, 2001, the aggregate principal balance of and accrued unpaid interest on the pre-existing Rundell notes will be approximately $325,000. In addition, Mr. Rundell will exchange the new Rundell convertible promissory note in the principal amount of $50,000, including all accrued interest, for approximately 2,100 shares of Series F preferred stock, depending on the amount of accrued interest. It is anticipated that as of April 12, 2001, the aggregate principal balance of and accrued interest of the new Rundell note will be approximately $52,000. None of the Rundell notes provide for the conversion of the accrued interest into shares of Common Stock. However, the letter agreement, as amended, states that the financial restructuring will include the conversion of interest arrearages.

EXCHANGE OF INDEBTEDNESS WITH HBW

         As part of the proposed financial restructuring, HBW will exchange $300,000 principal amount of convertible promissory notes, including all accrued interest, for approximately 12,100 shares of Series F preferred stock, depending on the amount of accrued interest, at an exchange rate of $25 per share. As of April 12, 2001, the aggregate principal balance of and accrued unpaid interest on the HBW notes will


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be approximately $303,000. The HBW notes do not provide for the conversion of the accrued interest into shares of Common Stock. However, the letter agreement, as amended, states that the financial restructuring will include the conversion of interest arrearages.


TERMS OF THE SERIES F PREFERRED STOCK


         As part of the financial restructuring, the board of directors has proposed to authorize 80,000 shares of a new series of preferred stock to be designated Series F cumulative convertible preferred stock, par value $0.01 per share. If the stockholders approve the financial restructuring proposal, then the Company will issue approximately 55,400 shares of Series F preferred stock. The Company is seeking stockholder approval for the authorization of 80,000 shares of Series F preferred stock instead of only the 44,000 shares required for the financial restructuring because the Company hopes to issue additional shares of Series F preferred stock to future investors. The Company does not presently know of any future investors. The following is a summary description of the material terms of the Series F preferred stock. You should read Exhibit D to this proxy statement, which contains the full description of the rights, terms and preferences of the Series F preferred stock.


         Rank. The Series F preferred stock will rank on a parity with the proposed Series G preferred stock and senior to the Common Stock, Series A preferred stock, Series D preferred stock and Series E preferred stock. In addition, the consent of the holders of 80% of the Series F preferred stock and the Series G preferred stock, voting together as a single class, will be required to authorize the issuance of any securities with rights on a parity with, senior to or superior to the Series F preferred stock and Series G preferred stock, other than securities to evidence bank debt or asset securitization.

         Liquidation. The Series F preferred stock will have a liquidation preference of $25 per share, plus an amount equal to all dividends, whether or not earned or declared, accumulated, accrued and unpaid. A liquidation is defined as a merger, consolidation, sale of voting control or sale of all or substantially all of the assets of the Company in which the stockholders of the Company immediately before the event do not own a majority of the outstanding shares of voting power of the surviving corporation.

         Conversion. The Series F preferred stock will be convertible, at the option of the holder, into shares of the Company's Common Stock at an initial conversion rate of 125 shares of Common Stock for each share of Series F preferred stock, based on an initial conversion price of $0.20 per share. Assuming that 55,421 shares of Series F preferred stock are issued in the financial restructuring, an aggregate of 6,927,625 shares of Common Stock would be issuable upon conversion of the Series F preferred stock. The initial conversion price may be adjusted to prevent dilution as a result of issuances of Common Stock at a purchase price less than the conversion price then in effect. The initial conversion price will not be adjusted for the issuance of Common Stock pursuant to the conversion of Series F preferred stock or Series G preferred stock, pursuant to outstanding employee stock options or warrants, or the issuance of up to 1,500,000 shares of Common Stock upon exercise of future employee stock options. If there is a stock dividend, stock split or subdivision of shares of Common Stock into a greater number of shares, the conversion price will be proportionately decreased. If there is a combination of shares of Common Stock into a smaller number of shares, the conversion price will be proportionately increased.

         Redemption. The Series F preferred stock will not be redeemable.

         Dividends. The Series F preferred stock will accrue cumulative dividends payable in cash at a rate of $1.25 per share per year. The Company's first payment of dividends will be on March 31, 2003 for dividends cumulative from the date of issuance through payment, and thereafter the dividends will be paid in quarterly installments each year.


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                                                              PRELIMINARY COPIES


         Voting. Holders of Series F preferred stock will be entitled to vote with the holders of Common Stock, the Series D preferred stock, the Series E preferred stock, and the Series G preferred stock as a single class on all matters on which stockholders are entitled to vote, including the election of directors, except as otherwise required by law. Holders of Series F preferred stock will also be entitled to vote with any other class of equity securities which may vote with the holders of the Common Stock as a single class with respect to any matter. Holders of Series F preferred stock are entitled to a number of votes per share of Series F preferred stock equal to the number of shares of Common Stock into which the shares of Series F preferred stock are convertible on the record date of the determination of stockholders entitled to receive notice of and to vote on such matter. As of the date of issuance, assuming the shares of Series F preferred stock are issued on April 12, 2001, the holders of Series F preferred stock will be entitled to approximately 6,927,625 votes. In addition, the consent of holders of 80% of the Series F preferred stock and the Series G preferred stock, voting together as a single class, will be required to (a) authorize, create or increase the authorized amount of any class of senior stock or parity stock, other than preferred stock of the same class or securities to evidence bank debt or asset securitizations or (b) authorize a merger, consolidation or sale of assets, other than in the ordinary course of business, of the Company, including the capital stock of the Company's subsidiaries. The consent of holders of 80% of the Series F preferred stock, voting as a single class, will be required to approve any action to amend the Company's certificate of incorporation or bylaws that would materially and adversely affect the rights of the Series F preferred stock.

         Election of Directors. In addition to their right to vote with the holders of Common Stock on the election of directors, the holders of the Series F preferred stock and the holders of the Series G preferred stock, voting together as a single class, will be entitled to elect two additional directors to the Company's board of directors. If the financial restructuring is approved, then the board of directors may be expanded from seven to nine members, two of whom may be elected by the holders of the Series F preferred stock and Series G preferred stock. Renaissance has informed the Company that after the completion of the financial restructuring, the holders of the Series F preferred stock and Series G preferred stock will elect only one board member. Accordingly, the board of directors will be expanded from seven to eight members. The holders of the Series F preferred stock and Series G preferred stock may choose to elect a second board member in the future.

TERMS OF THE SERIES G PREFERRED STOCK

         In addition to the issuance of the Series F preferred stock, as part of the financial restructuring, the board of directors has proposed to issue 300,000 shares of a new series of preferred stock to be designated Series G cumulative convertible preferred stock, par value $0.01 per share. The following is a summary description of the material terms of the Series G preferred stock. You should read Exhibit E to this proxy statement, which contains the full description of the rights, terms and preferences of the Series G preferred stock.

         Rank. The Series G preferred stock will rank on a parity with the proposed Series F preferred stock and senior to the Common Stock, Series A preferred stock, Series D preferred stock and Series E preferred stock. In addition, the consent of the holders of 80% of the Series G preferred stock and the Series F preferred stock, voting together as a single class, will be required to authorize the issuance of any securities with rights on a parity with, senior to or superior to the Series F preferred stock and Series G preferred stock, other than securities to evidence bank debt or asset securitization.

         Liquidation. The Series G preferred stock will have a liquidation preference of $25 per share, plus an amount equal to all dividends, whether or not earned or declared, accumulated, accrued and unpaid. A liquidation is defined as a merger, consolidation, sale of voting control or sale of all or substantially all of


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the assets of the Company in which the stockholders of the Company immediately before the event do not own a majority of the outstanding shares or voting power of the surviving corporation.

         Conversion. The Series G preferred stock will be convertible, at the option of the holder, into shares of the Company's Common Stock at an initial conversion rate of 125 shares of Common Stock for each share of Series G preferred stock, based on an initial conversion price of $0.20 per share. Assuming that 267,862 shares of Series G preferred stock are issued in the financial restructuring, an aggregate of 33,482,750 shares of Common Stock would initially be issuable upon conversion of the Series G preferred stock. The initial conversion price may be adjusted to prevent dilution as a result of issuances of Common Stock at a purchase price less than the conversion price then in effect. The initial conversion price will not be adjusted for the issuance of Common Stock pursuant to the conversion of Series F preferred stock or Series G preferred stock, pursuant to outstanding employee stock options or warrants or the issuance of up to 1,500,000 shares of Common Stock upon exercise of future employee stock options. If there is a stock dividend, stock split or subdivision of shares of Common Stock into a greater number of shares, the conversion price will be proportionately decreased. If there is a combination of shares of Common Stock into a smaller number of shares, the conversion price will be proportionately increased.

         Redemption. The Company is required to redeem the Series G preferred stock upon the earlier of (a) the sale of B&B Electromatic, Inc. to the extent of the net proceeds to the Company from such sale or (b) two years after issuance, in quarterly installments in accordance with a redemption schedule of $1.0 million in the third year, $2.0 million in the fourth year and the balance in quarterly installments beginning in the fifth year. The redemption price for the Series G preferred stock is $25 per share plus accrued and unpaid dividends.

         Dividends. The Series G preferred stock will accrue cumulative dividends payable in cash at a rate of $1.25 per share per year. The Company's first payment of dividends will be on March 31, 2003 for dividends cumulative from the date of issuance through payment, and thereafter the dividends will be paid in quarterly installments each year.

         Voting. Holders of Series G preferred stock will be entitled to vote with the holders of Common Stock, the Series D preferred stock, the Series E preferred stock, and the Series F preferred stock as a single class on all matters on which stockholders are entitled to vote, including the election of directors, except as otherwise required by law. Holders of Series G preferred stock will also be entitled to vote with any other class of equity securities which may vote with the holders of the Common Stock as a single class with respect to any matter. Holders of Series G preferred stock are entitled to a number of votes per share of Series G preferred stock equal to the number of shares of Common Stock into which the shares of Series G preferred stock are convertible on the record date of the determination of stockholders entitled to receive notice of and to vote on such matter. As of the date of issuance, assuming the shares of Series G preferred stock are issued on April 12, 2001, the holders of Series G preferred stock will be entitled to approximately 33,482,750 votes. In addition, the consent of holders of 80% of the Series G preferred stock and the Series F preferred stock, voting together as a single class, will be required (a) to authorize, create or increase the authorized amount of any class of senior stock or parity stock, other than preferred stock of the same class or securities to evidence bank debt or securitizations or (b) authorize a merger, consolidation or sale of assets, other than in the ordinary course of business, of the Company, including the capital stock of the Company's subsidiaries. The consent of holders of 80% of the Series G preferred stock, voting as a single class, will be required to approve any action to amend the Company's certificate of incorporation or bylaws that would materially and adversely affect the rights of the Series G preferred stock.

         Election of Directors. In addition to their right to vote with the holders of Common Stock on the election of directors, the holders of the Series G preferred stock and the holders of the Series F preferred


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                                                              PRELIMINARY COPIES


stock, voting together as a single class, will be entitled to elect two additional directors to the Company's board of directors. If the financial restructuring is approved, then the board of directors may be expanded from seven to nine members, two of whom may be elected by the holders of the Series G preferred stock and Series F preferred stock. Renaissance has informed the Company that after the completion of the financial restructuring, the holders of the Series G preferred stock and Series F preferred stock will elect only one board member. Accordingly, the board of directors will be expanded from seven to eight members. The holders of the Series G preferred stock and Series F preferred stock may choose to elect a second board member in the future.

COMPARISON OF MATERIAL TERMS OF EXISTING PROMISSORY NOTES AND CONVERTIBLE DEBENTURES AND SHARES OF NEW PREFERRED STOCK

         The following is a brief comparison of the material differences among the Company's currently outstanding promissory notes and convertible debentures against the Series F preferred stock and Series G preferred stock for which the promissory notes and debentures will be exchanged. The rights of the holders of Series F preferred stock and Series G preferred stock are identical except for redemption rights. The following table summarizes all 22 of the Company's promissory notes issued to Renaissance, all three of the notes issued to C. A. Rundell, Jr. and The Rundell Foundation, and both of the convertible notes issued to HBW. The terms of the convertible promissory notes are the same as the terms of the non-convertible promissory notes, except as otherwise indicated in the footnotes, and except that the non-convertible promissory notes do not have any conversion rights, redemption rights, registration rights, rights to receive dividends, rights if there is a stock split, subdivision or combination, or rights if there is a merger, sale or consolidation.

        CONVERTIBLE DEBENTURES                         PROMISSORY NOTES                     SERIES F AND G PREFERRED STOCK
--------------------------------------------------------------------------------------------------------------------------------
                                                       INTEREST/DIVIDENDS
--------------------------------------------------------------------------------------------------------------------------------
Annual interest rate of 9% of the           Interest accrues on the unpaid               The preferred stock will accrue
outstanding principal balance of and        principal balance of the notes at an         cumulative dividends payable in cash at
accrued and unpaid interest on the          annual rate equal to 8% or 9%,               a rate of $1.25 per share per year. The
debentures. Interest is payable in          depending on the note. For the HBW and       Company's first payment of dividends
monthly installments on the first day       Renaissance convertible promissory           will be on March 31, 2003 for dividends
of each month until the principal           notes only, interest is due and payable      cumulative from the date of issuance
amount and all accrued and unpaid           monthly on the first day of each month.      through payment, and thereafter the
interest is paid in full.                                                                dividends will be paid in quarterly
                                                                                         installments each year.
--------------------------------------------------------------------------------------------------------------------------------
                                                            MATURITY
--------------------------------------------------------------------------------------------------------------------------------
December 1, 2003. However, beginning on     Renaissance notes. The Renaissance           Not applicable, but see "Mandatory
December 1, 1999, the Company is            promissory notes mature on April 27,         Redemption."
required to make mandatory principal        2001 pursuant to the letter agreement,
payments in an amount equal to $10 per      as amended. It is anticipated that as
$1,000 of then outstanding principal.       of April 12, 2001, the aggregate
The Company has not made any of these       principal balance of and accrued unpaid
mandatory principal payments, which as      interest on the pre-existing
of April 12, 2001 totaled approximately     Renaissance notes is approximately $1.8
$619,200.                                   million and the aggregate principal
                                            balance of and accrued unpaid interest
                                            on the new Renaissance notes is
                                            approximately $1,030,000.

                                            Rundell notes. The Rundell promissory
                                            notes are payable on demand of the
                                            holder. It is anticipated that as of
                                            April 12, 2001, the aggregate principal
                                            balance of and accrued unpaid interest
                                            on the pre-existing Rundell notes will
                                            be approximately $325,000 and the
                                            aggregate principal balance of and
                                            unpaid accrued interest on the new
                                            Rundell note will be approximately
                                            $52,000.

                                            HBW notes. The HBW notes mature on June
                                            27, 2001. It is anticipated that as of
                                            April 12, 2001, the aggregate principal
                                            balance of and accrued unpaid interest
                                            on the HBW notes will be approximately
                                            $303,000.


                                       34
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                                                              PRELIMINARY COPIES


--------------------------------------------------------------------------------------------------------------------------------
                                                   LIQUIDATION PREFERENCE
--------------------------------------------------------------------------------------------------------------------------------
Not applicable.                             Not applicable.                              Liquidation preference of $25 per
                                                                                         share, plus all dividends, whether or
                                                                                         not earned or declared, accumulated,
                                                                                         accrued and unpaid.

                                                                                         A merger, consolidation, sale of voting
                                                                                         control or sale of all or substantially
                                                                                         all of the assets of the Company is
                                                                                         deemed to be a liquidation. As a
                                                                                         result, holders of preferred stock will
                                                                                         be entitled to the cash liquidation
                                                                                         preference in the event of a merger or
                                                                                         sale of all or substantially all of the
                                                                                         assets of the Company.
--------------------------------------------------------------------------------------------------------------------------------
                                                       CONVERSION RIGHTS
--------------------------------------------------------------------------------------------------------------------------------
Renaissance has the right, at their         Renaissance notes. The notes are             The preferred stock will be
option, at any time, to convert all, or     convertible, at a rate of $0.20 or           convertible, at the option of the
in multiples of $10,000, any part of        $0.549 per share, at the option of           holder, into shares of the Company's
the debentures into shares of Common        payee in its sole and absolute               Common Stock at an initial conversion
Stock, at an initial conversion price       discretion, in whole or in part, and at      rate of 125 shares of Common Stock for
of $1.05 per share. As a result of a        any time or from time to time, into          each share of preferred stock, based on
provision in the debenture, on March        shares of Common Stock. As of April 12,      an initial conversion price of $0.20
26, 1998, the conversion rate on the        2001, the principal amount of the            per share. Assuming that 55,421 shares
debentures was reduced to $0.549 per        convertible Renaissance notes would be       of Series F preferred stock are issued
share because the Company failed to         convertible into an aggregate of             in the financial restructuring, an
meet specified financial milestones in      6,092,896. The conversion price is           aggregate of 6,927,625 shares of Common
1997. As of April 12, 2001, the             subject to further adjustment as             Stock would initially be issuable upon
principal amount of the debentures          described below in "Antidilution             conversion of the Series F preferred
would be convertible into an aggregate      Provisions."                                 stock. Assuming that 267,862 shares of
of 7,592,353 shares of Common Stock.                                                     Series G preferred stock are issued in
The conversion price is subject to          Rundell notes. The November 17, 2000         the financial restructuring, an
further adjustment as described below       convertible promissory note payable to       aggregate of 33,482,750 shares of
in "Antidilution Provisions."               Mr. Rundell is convertible at his            Common Stock would initially be
                                            option into shares of Common Stock at        issuable upon conversion of the Series
                                            the initial conversion price of $.20         G preferred stock. The conversion price
                                            per share. As of April 12, 2001, this        is subject to further adjustment as
                                            convertible note would be convertible        described below in "Antidilution
                                            into 250,000 shares of Common Stock.         Provisions."
                                            The conversion price is subject to
                                            further adjustment as described below
                                            in "Antidilution Provisions."

                                            HBW notes. The HBW notes are
                                            convertible at HBW's option into shares
                                            of Common Stock at the initial
                                            conversion price of $.20 per share. As
                                            of April 12, 2001, the notes would be
                                            convertible into 1,500,000 shares of
                                            Common Stock. The conversion price is
                                            subject to further adjustment as
                                            described below in "Antidilution
                                            Provisions."
--------------------------------------------------------------------------------------------------------------------------------
                                                    ANTIDILUTION PROVISIONS
--------------------------------------------------------------------------------------------------------------------------------
If there is a stock split or                If the Company issues Common Stock for       The initial conversion price may be
subdivision of shares of Common Stock       consideration per share less than the        adjusted to prevent dilution as a
into a greater number of shares, the        conversion rate, then the conversion         result of issuances of Common Stock at
conversion price will be                    rate will be reduced to that lower           a purchase price less than the
proportionately decreased. If there is      price. This does not apply to Common         conversion price then in effect. The
a combination of shares of Common Stock     Stock issued upon (a) the conversion of      initial conversion price will not be
into a smaller number of shares, the        promissory notes, (b) the exercise of        adjusted for the issuance of Common
conversion price will be                    any outstanding warrants, options or         Stock pursuant to the conversion of
proportionately increased.                  convertible debt instruments, or (c)         Series F preferred stock or Series G
                                            the exercise of outstanding employee         preferred stock, pursuant to
                                            stock options. If there is a stock           outstanding employee stock options or
                                            split or subdivision of shares of            warrants, or the issuance of up to
                                            Common Stock into a greater number of        1,500,000 shares of Common Stock upon
                                            shares, the conversion price will be         exercise of future employee stock
                                            proportionately decreased. If there is       options.
                                            a combination of shares of Common Stock
                                            into a smaller number of shares, the         If there is a stock dividend, stock
                                            conversion price will be                     split or subdivision of shares of
                                            proportionately increased.                   Common Stock into a greater number of
                                                                                         shares, the conversion price will be
                                                                                         proportionately decreased. If there is
                                                                                         a combination of shares of Common Stock
                                                                                         into a smaller number of shares, the
                                                                                         conversion price will be
                                                                                         proportionately increased.


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
--------------------------------------------------------------------------------------------------------------------------------
                                                      MANDATORY REDEMPTION
--------------------------------------------------------------------------------------------------------------------------------
If the Common Stock is not listed for       None.                                        The Series F preferred stock will not
exchange on certain major exchanges, or                                                  be redeemable.
any person acquires more than 50% of
the Common Stock, then the Company is                                                    The Company is required to redeem the
required, if requested by Renaissance,                                                   Series G preferred stock upon the
to redeem the debentures at the greater                                                  earlier of (a) the sale of B&B
of (a) the market value of the                                                           Electromatic, Inc. to the extent of the
debentures or (b) 167% of par. Since                                                     net proceeds to the Company from such
March 24, 1999, the Company's Common                                                     sale or (b) two years after issuance,
Stock has not been listed on any                                                         in quarterly installments in accordance
permitted exchange. To date, the                                                         with a redemption schedule of $1.0
Company has not received notice of the                                                   million in the third year, $2.0 million
exercise of mandatory redemption                                                         in the fourth year and the balance in
rights.                                                                                  quarterly installments beginning in the
                                                                                         fifth year. The redemption price for
                                                                                         the Series G preferred stock is $25 per
                                                                                         share plus accrued and unpaid
                                                                                         dividends.
--------------------------------------------------------------------------------------------------------------------------------
                                                      OPTIONAL REDEMPTION
--------------------------------------------------------------------------------------------------------------------------------
On any interest payment date, and after     None.                                        None.
prior irrevocable notice, the Company
may redeem all of the debentures, at
120% of par if: (a) the closing bid
price averages at least $4.00 per share
for 21 consecutive trading days, (b)
the $4.00 bid price is supported by a
minimum of 30 times fully diluted net
earnings per share in the aggregate for
the last four consecutive fiscal
quarters preceding the date of notice
of redemption, (c) the average, over 20
days, of the daily trading volume is
not less than 10,000 shares, and (d)
the Company has filed a registration
statement covering the shares of Common
Stock issuable upon conversion of the
debentures.
--------------------------------------------------------------------------------------------------------------------------------
                                                         VOTING RIGHTS
--------------------------------------------------------------------------------------------------------------------------------
Not applicable.                             Not applicable.                              Holders of Series F and Series G vote
                                                                                         with the holders of Common Stock, the
                                                                                         Series D preferred stock, and other
                                                                                         equity securities which are generally
                                                                                         entitled to vote, as a single class on
                                                                                         all matters on which holders of Common
                                                                                         Stock are entitled to vote, including
                                                                                         the election of directors, except as
                                                                                         otherwise required by law. Holders of
                                                                                         preferred stock are entitled to a
                                                                                         number of votes per share of preferred
                                                                                         stock equal to the number of shares of
                                                                                         Common Stock into which the shares of
                                                                                         preferred stock are convertible on the
                                                                                         record date of the determination of
                                                                                         stockholders entitled to receive notice
                                                                                         of and to vote on such matter. As of
                                                                                         the date of issuance, assuming the
                                                                                         shares of Series F and Series G
                                                                                         preferred stock are issued on April 12,
                                                                                         2001, the holders of the Series F
                                                                                         preferred stock will be entitled to
                                                                                         approximately 6,927,625 votes, and the
                                                                                         holders of the Series G preferred stock
                                                                                         will be entitled to approximately
                                                                                         33,482,750 votes.

                                                                                         In addition, the consent of holders of
                                                                                         80% of the Series F preferred stock and
                                                                                         the Series G preferred stock, voting
                                                                                         together as a single class, will be
                                                                                         required to (a) authorize, create or
                                                                                         increase the authorized amount of any
                                                                                         class of senior stock or parity stock,
                                                                                         other than preferred stock of the same
                                                                                         class or securities to evidence bank
                                                                                         debt or asset securitizations or (b)
                                                                                         authorize a merger, consolidation or
                                                                                         sale of assets, other than in the
                                                                                         ordinary course of business, of the
                                                                                         Company, including the capital stock of
                                                                                         the Company's subsidiaries. The consent
                                                                                         of holders of 80% of each of the Series
                                                                                         F preferred stock and Series G
                                                                                         preferred stock, voting as a single
                                                                                         class, will be required to approve any
                                                                                         action to amend the Company's
                                                                                         certificate of incorporation or bylaws
                                                                                         that would materially and adversely
                                                                                         affect the rights of that series of
                                                                                         preferred stock.


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
--------------------------------------------------------------------------------------------------------------------------------
                                                   RIGHT TO APPOINT DIRECTORS
--------------------------------------------------------------------------------------------------------------------------------
Pursuant to the loan agreement under        Not applicable.                              In addition to their right to vote with
which the debentures were issued,                                                        the holders of Common Stock on the
Renaissance may designate a nominee to                                                   election of directors, the holders of
the Company's board, subject to the                                                      the Series F preferred stock and the
Company's written approval, which may                                                    holders of the Series G preferred
not be unreasonably withheld. If                                                         stock, voting together as a single
Renaissance does not request a board                                                     class, will be entitled to elect two
designee, then Renaissance may have a                                                    additional directors to the Company's
representative attend board meetings.                                                    board of directors.
The failure to submit Renaissance's
nominee, if any, for election to the                                                     If the financial restructuring is
Company's board of directors for any                                                     approved, then the board of directors
reason other than good cause is an                                                       may be expanded from seven to nine
event of default under the debentures                                                    members, two of whom may be elected by
and the loan agreement.                                                                  the holders of the Series F preferred
                                                                                         stock and Series G preferred stock.
                                                                                         Renaissance has informed the Company
                                                                                         that after the completion of the
                                                                                         financial restructuring, Renaissance
                                                                                         (as the holder of the Series F
                                                                                         preferred stock and Series G preferred
                                                                                         stock) will elect only one board
                                                                                         member. Accordingly, the board of
                                                                                         directors will be expanded from seven
                                                                                         to eight members. Renaissance may
                                                                                         choose to elect a second board member
                                                                                         in the future.
--------------------------------------------------------------------------------------------------------------------------------
                                                     TRANSFER RESTRICTIONS
--------------------------------------------------------------------------------------------------------------------------------
Shares issuable on conversion of the        The shares of Common Stock issuable on       The shares of Series F preferred stock
debentures will be restricted from          conversion of the notes will be              and Series G preferred will be
transfer by Renaissance unless the          restricted from transfer by the holder,      restricted from transfer under the
shares are duly registered for sale         unless the shares are duly registered        securities laws. The shares of Common
pursuant to the Securities Act of 1933,     for sale pursuant to the Securities Act      Stock issuable upon conversion of the
or the transfer is exempt from              of 1933 or the transfer is exempt from       Series F preferred stock and Series G
registration.                               registration.                                preferred stock will be restricted from
                                                                                         transfer by the holder, unless the
                                                                                         shares are duly registered for sale
                                                                                         pursuant to the Securities Act of 1933,
                                                                                         or the transfer is exempt from
                                                                                         registration.


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
--------------------------------------------------------------------------------------------------------------------------------
                                                      REGISTRATION RIGHTS
--------------------------------------------------------------------------------------------------------------------------------
Renaissance has registration rights         Renaissance notes. The Renaissance           Pursuant to the letter agreement, the
under the loan agreement under which        convertible notes provide that               Company has agreed to file within 90
the debentures were issued. The holders     Renaissance has registration rights          days of the issuance of the Series F
of at least 50% of the registrable          under the registration rights                preferred stock and Series G preferred
securities then outstanding may demand      agreements dated February 22, 1999 and       stock a registration statement to
that the Company file a registration        October 20, 2000. Under these                permit resales by the holders of the
statement and use the Company's best        registration rights agreements,              preferred stock of the shares of Common
efforts to register the securities          Renaissance has demand and piggyback         Stock that are issuable upon conversion
within 150 days of the registration         registration rights. Under the demand        of the Series F preferred stock and
request. The holders also have              rights, Renaissance may request two          Series G preferred stock. Also,
piggyback registration rights. The          times that the Company register the          Renaissance has one demand registration
registration rights terminate on the        registrable securities if the                right and unlimited piggyback
earlier to occur of June 30, 2006 or        registration would cover at least 25%        registration rights.
after the holders have demanded two         of the then outstanding registrable
registrations.                              securities. Under the piggyback
                                            registration rights, the Company must
                                            give Renaissance notice of other
                                            registration statements the Company may
                                            file and allow Renaissance to
                                            participate in the registration by
                                            including their registrable securities.
                                            Under the registration agreements, the
                                            Company also agreed to file a "shelf"
                                            registration statement within 90 days
                                            of the notes. The Company has not filed
                                            any registration statements pursuant to
                                            these registration rights agreements.

                                            Rundell notes. Neither C. A. Rundell,
                                            Jr. nor The Rundell Foundation has
                                            registration rights.

                                            HBW notes. HBW does not have any
                                            registration rights.
--------------------------------------------------------------------------------------------------------------------------------
                                               MERGERS, SALES AND CONSOLIDATIONS
--------------------------------------------------------------------------------------------------------------------------------
If the Company issues shares of Common      If there is a consolidation or merger        If there is a distribution to all
Stock for consideration per share less      of the Company with or into, or the          Common Stock holders of any stock,
than the current conversion price, the      sale of substantially all of the             indebtedness or assets of the Company,
conversion price will be reduced to a       properties and assets of the Company,        then the shares of preferred stock will
new conversion price equal to the           to any person and, in connection with        be convertible into securities, cash
consideration per share received by the     such transaction, consideration is           and other property which the holder of
Company for the additional shares of        payable to holders of Common Stock in        shares of preferred stock would have
Common Stock and the number of shares       cash, securities or other property,          been entitled to receive if the holder
issuable to Renaissance will be             then the payee will have the right to        owned Common Stock issuable on
proportionately increased. This does        purchase the kind of receivable in           conversion of the preferred stock,
not apply to Common Stock issued upon       connection with the transaction by a         immediately prior to the occurrence of
(a) the conversion of debentures or         holder of the same number of shares of       the event. If there is a capital
exercise of options, (b) the issuance       Common Stock as were exercisable by the      reorganization, the shares of preferred
of Common Stock upon the exercise of        payee immediately prior to the               stock will be convertible into the kind
any warrants or stock purchase options      transaction. Also, if there is such a        and number of shares of stock or
issued and outstanding, and (c) the         transaction, or in the event of the          property which the holder would have
issuance of the first 700,000 shares of     dissolution, liquidation or winding up       been entitled to receive if the holder
Common Stock sold or issued for less        of the Company, then the payee will be       owned Common Stock issuable on the
than the conversion price. If (a) the       entitled to receive distributions on         conversion of the preferred immediately
Company distributes to all Common Stock     the date of such event on an equal           before the event.
holders indebtedness of the Company or      basis with holders of Common Stock as
assets, excluding cash dividends or         if the note had been converted               In addition, the consent of holders of
distributions from retained earnings,       immediately prior to such event, less        80% of the Series F preferred stock and
or other rights to purchase securities      the conversion price.                        the Series G preferred stock, voting
or assets, or (b) there is a capital                                                     together as a single class, will be
reorganization or reclassification of                                                    required to (a) authorize, create or
the Common Stock, then the debentures                                                    increase the authorized amount of any
will be converted into the kind and                                                      class of senior stock or parity stock,
amount of securities, cash and other                                                     other than preferred stock of the same
property which Renaissance would have                                                    class or securities to evidence bank
been entitled to receive if Renaissance                                                  debt or asset securitizations or (b)
owned the Common Stock issuable upon                                                     authorize a merger, consolidation or
conversion of the debentures                                                             sale of assets, other than in the
immediately before the occurrence of                                                     ordinary course of business, of the
the event.                                                                               Company, including the capital stock of
                                                                                         the Company's subsidiaries. The consent
                                                                                         of holders of 80% of each of the Series
                                                                                         F preferred stock and Series G
                                                                                         preferred stock, voting as a single
                                                                                         class, will be required to approve any
                                                                                         action to amend the Company's
                                                                                         certificate of incorporation or bylaws
                                                                                         that would materially and adversely
                                                                                         affect the rights of that series of
                                                                                         preferred stock.


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
--------------------------------------------------------------------------------------------------------------------------------
                                                            SECURITY
--------------------------------------------------------------------------------------------------------------------------------
The debentures are secured by all           Renaissance notes. The Renaissance           Not applicable.
outstanding shares of each of the           notes are secured by (a) a Security
Company's subsidiaries and the              Agreement, dated as of October 2, 1998,
trademarks, copyrights and software         among the Company, B&B Electromatic,
technology relating to the Company's        Inc., Golston Company, Inc.,
Intelli-Site product and all machinery      Intelli-Site, Inc. and Tri-Coastal
and equipment of the Company.               Systems, Inc. and Renaissance, and (b)
                                            a Stock Pledge Agreement, dated as of
                                            December 31, 1996, among the Company
                                            and Renaissance.

                                            Rundell notes. The Rundell promissory
                                            notes are secured by the accounts
                                            receivable of Intelli-Site, Inc. due
                                            from Coken Company.

                                            HBW notes. The HBW notes are secured by
                                            the accounts receivable of
                                            Intelli-Site, Inc.
--------------------------------------------------------------------------------------------------------------------------------
                                                       EVENTS OF DEFAULT
--------------------------------------------------------------------------------------------------------------------------------
The term "Events of Default" includes:      Not defined.                                 Not defined.

o the failure to pay, not later than 10
  days after the due date, any interest
  or principal of the debenture;

o any representation or warranty under
  the loan documents is untrue in any
  material respect as of the date made;

o default in the performance of any
  covenant under the loan documents,
  after the expiration of a 30-day cure
  period;

o default in the payment of any
  Material Indebtedness, as defined in
  the debenture;

o any of the loan documents ceases to
  be enforceable or becomes
  inoperative;

o bankruptcy events;

o any final judgment for the payment of
  money in excess of $250,000 is
  rendered against the Company and not
  satisfied or discharged at least 10
  days before assets could be sold to
  pay the judgment;

o the failure of the Company to deliver
  shares of Common Stock upon
  conversion of the debenture; or

o the failure to submit Renaissance's
  nominee, if any, for election to the
  Company's board for any reason other
  than good cause.


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
--------------------------------------------------------------------------------------------------------------------------------
                                                      REMEDIES ON DEFAULT
--------------------------------------------------------------------------------------------------------------------------------
Upon the occurrence of an Event of          Upon default in payment of the notes,        Not specified.
Default, Renaissance may:                   the payee may prove any and all
                                            remedies to which payee is entitled.
o declare all principal and interest
  due and payable;

o reduce any claim to judgment; and/or

o pursue and enforce Renaissance's
  rights and remedies.

In addition, the Company must pay all
costs and expenses reasonably incurred
by Renaissance in connection with
preserving its rights.

                EFFECT OF FINANCIAL RESTRUCTURING ON COMMON STOCK

GENERAL

         The board of directors believes that the financial restructuring proposal is in the best interests of the stockholders and has recommended that the stockholders approve the financial restructuring proposal.

         If approved, the board of directors believes the Company will be better able to raise additional funds due to its improved capital structure. However, although the financial restructuring will improve the Company's capital structure, there can be no assurance that the Company will be able to raise additional funds or that the terms of any additional funds will be favorable to the Company.

         The board of directors believes that the positive effects of the financial restructuring proposal outweigh the negative effects as described below.

POSITIVE EFFECTS OF THE FINANCIAL RESTRUCTURING

         The Company believes the proposed financial restructuring will have the following benefits if completed:

         o It will reduce outstanding indebtedness from approximately $6.9 million to approximately $1.3 million;

         o It will improve the ratio of profits before payment of interest and income taxes to interest on contractual long-term debt, which is known as interest coverage, from 5:1 to 16:1;

         o It will decrease the Company's monthly cash requirements by over $40,000; and

         o As a result of an improved balance sheet, the Company believes it will have improved access to additional capital.

         Additionally, the Company believes the financial restructuring has the following advantages over other strategic alternatives:

         o The financial restructuring is immediately achievable, subject to stockholder approval; and


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         o    The financial restructuring maintains the Company's flexibility to pursue a sale of the Company and preserve a greater share of Common Stock holder value as compared to other alternatives.

         The Company believes that its financial flexibility will be improved significantly if the financial restructuring is completed. Therefore, the board of directors has approved the financial restructuring and recommends that the stockholders approve it.

NEGATIVE EFFECTS OF THE FINANCIAL RESTRUCTURING


         Control of the Company by Renaissance. After the proposed financial restructuring, Renaissance will beneficially own approximately 58.9% of the voting stock of the Company, assuming an April 12, 2001 exchange date. As a result, Renaissance would be in a position to control the Company. However, if the financial restructuring does not proceed and Renaissance decides to exercise its conversion rights, Renaissance would own approximately 38.7% of the voting stock, assuming an April 12, 2001 conversion date.

         Change in Percentage Equity Interest. If the financial restructuring is effected, then, assuming approximately 67.5 million fully diluted shares of Common Stock outstanding as of April 12, 2001, the percentage equity ownership of the current Common Stock holders will be approximately 16.6%. However, in the absence of a financial restructuring, the percentage equity ownership of the current Common Stock holders would be approximately 26.4%, on a fully diluted basis, assuming that the holders of the Series A preferred stock, the Series D preferred stock, warrants, options and Renaissance converted all their stock and exercised all their rights as of April 12, 2001.

         The following table shows the percentage of equity interest of the Company's Common Stock holders on a fully diluted basis currently, and after the financial restructuring. After the proposed financial restructuring, Renaissance would beneficially own approximately 58.9% of the voting stock of the Company, assuming an April 12, 2001 exchange date. On that date, Renaissance would be in a position to control the Company.


                           PERCENTAGE EQUITY INTEREST


                                                        PERCENTAGE EQUITY INTEREST OF COMMON STOCK
                                                            HOLDERS, ON A FULLY DILUTED BASIS
                                             ----------------------------------------------------------------
                                                 CURRENTLY, ASSUMING ALL           ASSUMING THE FINANCIAL
                                              OUTSTANDING CONVERTIBLE DEBT     RESTRUCTURING IS APPROVED AND
                                                 AND PREFERRED STOCK IS            ALL PREFERRED STOCK IS
         PARTIES IN INTEREST                 CONVERTED INTO COMMON STOCK(1)    CONVERTED INTO COMMON STOCK(2)
-------------------------------------        ------------------------------    ------------------------------
Current Common Stock Holders(3)                           26.4%                                     16.6%

Current Warrant and Option Holders(4)                     25.9%                                     16.4%

Renaissance                                               38.7%                                     58.9%

Mr. C. A. Rundell, Jr. and The
Rundell Foundation                                         4.9%                                      5.5%

HBW                                                        4.1%                                      2.6%


(1) Assumes all outstanding warrants, options, convertible promissory notes and convertible debentures, Series A preferred stock and Series D preferred stock outstanding as of February 28, 2001 are converted.


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(2)  Assumes that (a) the exchange of approximately $1.0 million of new promissory notes and interest arrearages of the Company to Renaissance for approximately 41,200 shares of Series F preferred stock, (b) the exchange of the convertible HBW promissory notes for approximately 12,100 shares of Series F preferred stock, (c) the exchange of approximately $6.4 million of all other existing promissory notes, convertible debentures and interest arrearages of the Company held by Renaissance for approximately 255,000 shares of Series G preferred stock, (d) the exchange of the Rundell convertible promissory note for approximately 2,100 shares of Series F preferred stock, and (e) the exchange of an aggregate of approximately $325,000 in indebtedness of the Company to C. A. Rundell, Jr. and The Rundell Foundation for approximately 13,000 shares of Series G preferred stock, all have occurred as of April 12, 2001. More specifically, the terms of the letter agreement, as amended, require that before Renaissance invests $1,000,000 in the Company, the Company must receive a minimum investment of $100,000 from sources other than Renaissance. C. A. Rundell, Jr. has invested $50,000 pursuant to a promissory note convertible into approximately 2,100 shares of Series F preferred stock if the Company's stockholders approve of the financial restructuring. HBW has invested $300,000 pursuant to two promissory notes convertible into approximately 12,100 shares of Series F preferred stock if the Company's stockholders approve of the financial restructuring. These investments from sources other than Renaissance total $350,000, and therefore, the Company satisfied this term of the letter agreement, as amended.

(3) Includes (a) shares held by management other than C.A. Rundell, Jr. and (b) shares of Common Stock currently held by holders of the Company's Series A preferred stock and Series D preferred stock. Excludes shares of Common Stock, Series A preferred stock and Series D preferred stock held by Renaissance, C.A. Rundell, Jr., The Rundell Foundation and HBW.

(4) Excludes warrants and options held by Renaissance, C.A. Rundell, Jr., The Rundell Foundation and HBW.


              CONVERSION OF SECURITIES INTO SHARES OF COMMON STOCK


         The following table compares, as of April 12, 2001, the number of shares of Common Stock that could be issued under the outstanding convertible debentures and promissory notes as compared to the number of shares of Common Stock that could be issued under the convertible preferred stock issued in connection with the proposed financial restructuring. As this table shows, approximately 40,410,364 shares of Common Stock could be issued on conversion of the Series F and G preferred stock issued in connection with the proposed financial restructuring, compared to approximately 15,135,249 shares of Common Stock that could be issued on conversion of the outstanding convertible debentures and promissory notes. In the following table, the amount of accrued and unpaid interest is included in the amount of the security.



                                                                  CONVERSION OF SECURITY INTO SHARES OF COMMON STOCK
                                                                  --------------------------------------------------
                                    AGGREGATE PRINCIPAL AND       AT THE CURRENT               IF THE FINANCIAL
    DESCRIPTION OF SECURITY          INTEREST OUTSTANDING         CONVERSION RATE         RESTRUCTURING IS COMPLETED
-------------------------------     -----------------------       ---------------         --------------------------
Convertible Debentures(1)                 $ 4,605,812                7,592,353(1)                 23,029,058(2)

Existing Convertible Promissory
Notes(3)                                      660,510                1,092,896(3)                  3,302,548(2)

Existing Nonconvertible
Promissory Notes(4)                         1,430,221                        0(4)                  7,151,107

New Promissory Notes(5)                     1,385,530                6,750,000(5)                  6,927,651(6)
                                          -----------               ----------                    ----------

Total                                     $ 8,082,073               15,435,249                    40,410,364


----------
(1) The Company's existing convertible debentures issued to Renaissance have a conversion rate of $0.549.

(2) The conversion rate of $0.20 is used for this conversion pursuant to the terms of the letter agreement, as amended.

(3) A total of $600,000 of the Company's existing promissory notes issued to Renaissance have a conversion rate of $0.549.


(4) Includes approximately $1,105,000, including accrued interest, of the Company's existing promissory notes issued to Renaissance are not convertible and approximately $325,000, including accrued interest, of the existing promissory notes issued to C.A. Rundell, Jr. and The Rundell Foundation which are not convertible.



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(5)  Includes (a) 5,000,000 shares of Common Stock issuable to Renaissance upon conversion of the new Renaissance Notes, (b) 250,000 shares of Common Stock issuable upon conversion of the new Rundell note, and (c) 1,500,000 shares of Common Stock issuable upon conversion of the HBW notes.


(6) As part of the proposed financial restructuring, Renaissance will exchange the $1.0 million of promissory notes that the Company has issued to Renaissance, together with accrued interest, for approximately 41,200 shares of Series F preferred stock. Such shares are convertible into approximately 5,151,945 shares of Common Stock, at a conversion rate of 125 shares of Common Stock per share of Series F preferred stock.

UNAUDITED PRO FORMA FINANCIAL STATEMENTS

         The following unaudited pro forma condensed consolidated financial statements present the effects of:

         (a) the authorization of 80,000 shares of a new series of preferred stock, Series F preferred stock, and 300,000 shares of a new series of preferred stock, Series G preferred stock;

         (b) the additional financing of approximately $1.0 million provided by Renaissance and the exchange of such financing and accrued interest of the Company for approximately 41,200 shares of Series F preferred stock;

         (c) the exchange of approximately $6.4 million of all other existing promissory notes, convertible debentures and accrued interest of the Company to Renaissance for approximately 255,000 shares of Series G preferred stock; and

         (d) the exchange of an aggregate of approximately $325,000 in indebtedness of the Company to C. A. Rundell, Jr. and The Rundell Foundation for approximately 13,000 shares of Series G preferred stock.

         (e) the exchange of approximately $50,000 in indebtedness to C.A. Rundell, Jr. for approximately 2,100 shares of Series F preferred stock.

         (f) the exchange of an aggregate of approximately $303,000 in indebtedness and accrued interest of the Company to HBW for approximately 12,100 shares of Series F preferred stock.

         The unaudited pro forma condensed consolidated balance sheet presents the financial position of the Company as of December 31, 2000 assuming the proposed transactions had occurred as of December 31, 2000. This pro forma information is based upon the historical December 31, 2000 balance sheet of the Company included in the Quarterly Report on Form 10-QSB accompanying this proxy statement.

         The unaudited pro forma condensed consolidated statements of operations for the three months ended December 31, 2000 and the year ended June 30, 2000 give effect to the proposed transactions as if such transactions had been consummated as of July 1, 1999. This pro forma information is based upon the historical results of operations of the Company for the six months ended December 31, 2000, included in the Quarterly Report on Form 10-QSB and for the year ended June 30, 2000, included in the Annual Report on Form 10-KSB/A accompanying this proxy statement.

         The unaudited pro forma condensed consolidated financial statements are based upon available information and assumptions that the Company's management believes are reasonable. The unaudited pro forma condensed consolidated financial data does not purport to represent the financial position or results of operations which would have occurred if these transactions had been completed on the dates indicated


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or the Company's financial position or results of operations for any future date or period. You should read this unaudited pro forma condensed consolidated financial data together with the Company's historical financial statements and the notes to those financial statements included in Quarterly Report on Form 10-QSB and the Annual Report on Form 10-KSB/A accompanying this proxy statement.


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                                                              PRELIMINARY COPIES


                        INTEGRATED SECURITY SYSTEMS, INC.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 2000
              AMOUNTS IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA


                                                                          PRO FORMA
                                                     HISTORICAL          ADJUSTMENTS           PRO FORMA
                                                    ------------       ---------------        ------------

                   ASSETS

Current assets:
   Cash and cash equivalents                        $    150,722       $    250,000(A)        $    700,722
                                                                            300,000(B)
   Accounts receivable                                 1,250,070                                 1,250,070
   Inventories                                           596,631                                   596,631
   Notes receivable                                       28,546                                    28,546
   Unbilled revenue                                       66,361                                    66,361
   Other current assets                                  109,895                                   109,895
                                                    ------------       ------------           ------------
    Total current assets                               2,202,225            550,000              2,752,225
Property and equipment, net                              852,689                                   852,689
Other assets                                              18,898                                    18,898
                                                    ------------       ------------           ------------
     Total assets                                   $  3,073,812       $    550,000           $  3,623,812
                                                    ============       ============           ============

LIABILITIES AND STOCKHOLDERS' EQUITY
        (DEFICIT)

Current liabilities:
   Accounts payable                                 $    901,108       $   (453,446)(C)       $    447,662
   Accrued liabilities                                   548,714            (18,185)(C)            530,529
   Current portion of long-term debt and other
     Liabilities                                       7,540,943         (6,898,202)(A,B,C)        642,741
                                                    ------------       ------------           ------------
     Total current liabilities                         8,990,765         (7,369,833)             1,620,932
                                                    ------------       ------------           ------------

Long-Term debt and other liabilities                     673,828                                   673,828

Preferred stock subject to redemption                         --          6,561,520(C)           6,561,520

Stockholders' equity (deficit):
     Total stockholders' deficit                      (6,590,781)         1,358,313(A,B)        (5,232,468)
                                                    ------------       ------------           ------------
       Total liabilities and stockholders deficit   $  3,073,812       $    550,000           $  3,623,812
                                                    ============       ============           ============

Share Information
Shares Authorized:
   Preferred Stock                                       750,000                                   750,000
   Common Stock                                       35,000,000         40,000,000(D)          75,000,000
Shares Issued and Outstanding
   Preferred Stock                                       102,250            323,283(A,B)           425,533
   Common Stock                                       10,782,417                                10,782,417


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                        INTEGRATED SECURITY SYSTEMS, INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE SIX MONTHS ENDED DECEMBER 31, 2000

              AMOUNTS IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA

                                                                 PRO FORMA
                                            HISTORICAL          ADJUSTMENTS       PRO FORMA
                                           ------------       ----------------   ------------

Sales                                      $  2,561,853       $         --       $  2,561,853
Cost of sales                                 1,789,770                 --          1,789,770
                                           ------------       ------------       ------------
Gross margin                                    772,083                 --            722,083
                                           ------------       ------------       ------------

Operating expenses:
     Selling, general and administrative      2,097,898                 --          2,097,898
     Research and product development           289,080                 --            289,080
                                           ------------       ------------       ------------
                                              2,386,978                 --          2,386,978
                                           ------------       ------------       ------------

Loss from operations:                        (1,614,895)                --         (1,614,895)

Other income (expense):
     Interest income                                139                 --                139
     Interest expense                          (363,316)           248,188(E)         (79,128)
                                           ------------       ------------       ------------

Net Loss                                     (1,978,072)           284,188         (1,693,884)

Preferred dividends requirement                 (84,161)          (179,955)(F)     (4,655,966)

                                                                (4,391,850)(G)
                                           ------------       ------------       ------------

Net loss allocable to Common
Stockholders
                                           $ (2,062,233)      $ (4,287,617)      $ (6,349,850)
                                           ============       ============       ============

Weighted average common and
  common equivalents outstanding -
  basic and diluted                          10,580,897                 --         10,580,897

Net loss per share - basic and diluted     $      (0.19)      $         --       $      (0.60)
                                           ============       ============       ============


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                        INTEGRATED SECURITY SYSTEMS, INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 2000

              AMOUNTS IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA

                                                            PRO FORMA
                                            HISTORICAL     ADJUSTMENTS         PRO FORMA
                                           ------------    ------------       ------------

Sales                                      $  6,561,359    $         --       $  6,561,359
Cost of sales                                 4,369,262              --          4,369,262
                                           ------------    ------------       ------------
Gross margin                                  2,192,097              --          2,192,097
                                           ------------    ------------       ------------

Operating expenses:
     Selling, general and administrative      4,589,922              --          4,589,922
     Research and product development           386,899              --            386,899
                                           ------------    ------------       ------------
                                              4,976,821              --          4,976,821
                                           ------------    ------------       ------------

Income (loss) from operations:               (2,784,724)             --         (2,784,724)

Other income (expense):
     Interest income                             33,690              --             33,690
     Interest expense                          (645,684)        460,865 (E)       (184,819)
                                           ------------    ------------       ------------

Net loss                                     (3,396,718)        460,865         (2,935,853)

Preferred dividends requirement                (107,467)       (354,910)(F)     (4,854,227)

                                                             (4,391,850)(G)
                                           ------------    ------------       ------------

Net loss allocable to Common
Stockholders
                                           $ (3,452,329)   $ (4,285,895)      $ (7,790,080)
                                           ============    ============       ============

Weighted average common and
  common equivalents outstanding -
  basic and diluted                          10,508,510              --         10,508,510

Basic and diluted loss per share           $      (0.33)   $         --       $      (0.74)
                                           ============    ============       ============


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                        INTEGRATED SECURITY SYSTEMS, INC.
                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS

NOTE A. GENERAL

         The proposed financial restructuring includes the following:

         (a) the amendment of the Company's Certificate of Incorporation to authorize 80,000 shares of a new Series F preferred stock and 300,000 of a new Series G preferred stock;

         (b) the issuance to Renaissance of 41,200 shares of Series F preferred stock in exchange for the promissory notes of the Company held by Renaissance in the aggregate principal amount of $1.0 million together with accrued interest;

         (c) the issuance to Renaissance of 255,000 shares of Series G preferred stock in exchange for all other promissory notes and convertible debentures of the Company held by Renaissance together with accrued interest (constituting approximately $6.4 million, including accrued interest);

         (d) The issuance to C. A. Rundell, Jr. of 2,100 shares of Series F preferred stock in exchange for the promissory note of the Company held by Mr. Rundell in the principal amount of $50,000 together with accrued interest;

         (e) the issuance to C. A. Rundell, Jr. and The Rundell Foundation of 13,000 shares of Series G preferred stock in exchange for the promissory notes of the Company held by them in the aggregate principal amount of $300,000 together with accrued interest; and

         (f) the issuance to HBW Investment Partners II, L.P. and HBW Capital Fund, L.P. of approximately 12,100 shares of Series F preferred stock in exchange for the promissory notes of the Company held by HBW in the principal amount of $300,000 together with accrued interest.

NOTE B. UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

         The accompanying unaudited pro forma condensed consolidated balance sheet assumes the transactions discussed in Note A were entered into on December 31, 2000 and reflects the pro forma adjustments:

         (A) to give effect to additional financing of $250,000 provided by Renaissance and the exchange of such financing and $750,000 of pre-existing convertible debt and interest arrearages of the Company into 41,200 shares of Series F preferred stock.

         (B) to give effect to additional financing of $300,000 and the exchange of such financing and $50,000 of pre-existing convertible debt and accrued interest of the Company for 14,200 shares of Series F preferred stock to an accredited investor.

         (C) to give effect to the exchange of all promissory notes, convertible debentures and related accrued interest owed to Renaissance, C. A. Rundell, Jr. and the Rundell Foundation in the aggregate amount of approximately $6,561,520 for approximately 262,461 shares of Series G preferred stock.


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         (D)      to give effect to the authorization of an additional
                  40,000,000 shares of Common Stock.


NOTE C. UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

         The accompanying unaudited pro forma condensed consolidated statement of operations assumes the transactions discussed in Note A were entered into on July 1, 1999 and reflects the pro forma adjustments:

         (E) to give effect to the reduction of interest expense as a result of the exchange of promissory notes, convertible debentures and related accrued interest for shares of Series F preferred stock and Series G preferred stock.

         (F) to give effect to the dividend requirements on the Series F preferred stock and Series G preferred stock to be issued.

         (G) to give effect to the amortization of the beneficial conversion features of the Series F preferred stock and Series G preferred stock. For pro forma purposes, the value of the beneficial conversion feature was calculated based on the closing price of the Company's Common Stock on March 7, 2001.

NET TANGIBLE BOOK VALUE

         The net tangible book value per share of Common Stock as of December 31, 2000 was $(0.43) due to a shareholders' deficit of approximately $6.6 million. Net tangible book value per share represents the amount of the Company's total tangible assets reduced by the amount of its total liabilities and divided by the total number of shares of Common Stock outstanding.

NO DISSENTER'S RIGHTS

         The Delaware General Corporation Law does not grant stockholders of a Delaware corporation with dissenter's rights with respect to the financial restructuring proposal.

APPROVAL

         According to the Delaware General Corporation Law, the Company's Certificate of Incorporation and the Company's bylaws, approval of the holders of Common Stock and Series D preferred stock, voting together as a class, is not required to effect the financial restructuring proposal. However, in accordance with the terms of the letter agreement, as amended, the board of directors believes that it is in the best interests of the Company to seek stockholder approval of the financial restructuring proposal. As a result, the affirmative vote of the holders of a majority of the shares of Common Stock and Series D preferred stock, voting together as a class, entitled to vote on the record date is required to approve the financial restructuring proposal. In addition, under the Delaware General Corporation Law, the holders of Series D preferred stock are entitled to vote separately as a class on the financial restructuring proposal. If the stockholders do not approve the financial restructuring proposal then the board of directors will not complete the financial restructuring pursuant to the terms set forth in the letter agreement, as amended.

         THE EFFECTIVENESS OF THE FINANCIAL RESTRUCTURING PROPOSAL IS CONTINGENT ON THE APPROVAL OF THE FINANCIAL RESTRUCTURING PROPOSAL AND THE AMENDMENTS TO THE COMPANY'S CERTIFICATE OF INCORPORATION SET FORTH IN PROPOSALS THREE AND FOUR. AS A RESULT, IF THE STOCKHOLDERS DO NOT APPROVE PROPOSALS THREE


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AND FOUR, THEN THE COMPANY CANNOT COMPLETE THE FINANCIAL RESTRUCTURING EVEN IF
THE STOCKHOLDERS APPROVE THE FINANCIAL RESTRUCTURING PROPOSAL.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE FINANCIAL RESTRUCTURING PROPOSAL.


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                                                              PRELIMINARY COPIES


                                 PROPOSAL THREE

           PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO
            INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

BACKGROUND


         Currently, the Company's Certificate of Incorporation authorizes the issuance of up to 35,000,000 shares of Common Stock. On the record date, 10,782,417 shares of Common Stock were outstanding and an additional 31,764,445 shares were subject to future issuance pursuant to outstanding convertible debentures, convertible notes, convertible preferred stock, warrants and options. As of the record date, the Company had a deficit of 7,546,862 in authorized shares. Therefore, there were no shares of Common Stock available for future issuance.

         The board of directors has unanimously adopted resolutions approving and recommending that the stockholders adopt an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 35,000,000 to 75,000,000 to have enough shares of Common Stock to issue in order to remedy the current deficit as well as upon conversion of the Company's preferred stock to be issued under the financial restructuring proposal.


         If the stockholders approve the amendment to the Certificate of Incorporation, then the Certificate of Incorporation would be amended to effect the increase in authorized shares of Common Stock as soon as practicable following such stockholder approval. If the amendment to the Certificate of Incorporation is not approved by the stockholders, the existing Certificate of Incorporation will continue in effect.


         If the stockholders approve the financial restructuring proposal and proposal five, the plan amendment, then after the financial restructuring is complete, 5,293,202 shares of Common Stock will be available for issuance, not including shares of Common Stock reserved for conversion of any other securities of the Company or the exercise of the Company's outstanding options and warrants. Other than in connection with the financial restructuring proposal, or to employees exercising stock options under the Company's stock option plans, the Company does not have any plans to issue shares of Common Stock.


REASONS FOR AND EFFECT OF THE AMENDMENT

Current Deficit in Available Shares of Common Stock


         As of the record date, the Company had a deficit of 7,546,862 in authorized shares. The deficit of authorized shares occurred in October 2000 when the Company issued the new convertible promissory notes to Renaissance. At this time, the Company did not have a sufficient number of shares of Common Stock available for issuance upon the conversion of the new Renaissance promissory notes. As a result, at the time the Company issued the convertible promissory notes to Rundell and HBW, the Company did not have a sufficient number of shares of Common Stock available for issuance upon conversion of the notes.

         One of the elements of the plan of financial restructuring in the letter agreement is the authorization of an additional 30,000,000 shares of Common Stock, and pursuant to the letter agreement, the Company is required to seek stockholder approval of this increase. The letter agreement further includes a representation of the Company that before the issuance of the new Renaissance promissory notes, the new Rundell note and the new HBW note, the Company had 10,572,545 shares of Common Stock outstanding and 22,943,623 shares issuable upon the exercise or conversion of the Company's securities.



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         The Company believes that it would not have been able to obtain the agreement of Renaissance for a financial restructuring unless the Company agreed to issue the new Renaissance convertible promissory notes issued beginning in October 2000. In October 2000, the Company was faced with the prospect that the Company was in payment and covenant default under the convertible debentures held by Renaissance, a significant stockholder of the Company. Because of this default, Renaissance, through a security agreement and stock pledge agreement, was entitled to declare all of the indebtedness owed under the convertible debentures due and payable immediately and, if the Company did not pay Renaissance, Renaissance would be entitled to foreclose on its security interests in the assets of the Company and the stock of its subsidiaries. Due to these constraints, the Company issued the convertible notes with the intent of seeking stockholder approval of an increase in the number of authorized shares at the same time the Company sought stockholder approval of the financial restructuring as required by the letter agreement.


         If all of the holders of convertible securities exercised or converted their securities, the Company would not currently have a sufficient number of shares of Common Stock available. Under the terms of the Renaissance convertible debentures, the failure to deliver the Common Stock and to keep a sufficient number of shares authorized would constitute an Event of Default, entitling Renaissance to exercise its remedies including declaring all of the indebtedness due and owing and exercising its other remedies under the security documents and laws, including a lawsuit for breach of contract. The failure to deliver shares of Common Stock upon the conversion of the convertible promissory notes issued to Renaissance, Rundell and HBW would be a default of these notes, entitling them to pursue all remedies at law, including a lawsuit for breach of contract.

Need for Additional Authorized Shares of Common Stock for Series F and Series G Preferred Stock

         Pursuant to the financial restructuring proposal, the Company proposes to issue Series F and Series G preferred stock. If such preferred stock is converted into Common Stock, and assuming full conversion of all the Company's outstanding convertible securities and full exercise of all options and warrants to purchase the Company's Common Stock, then the Company would not have sufficient authorized Common Stock to fully satisfy such conversions and exercises. Therefore, additional shares of authorized Common Stock are necessary in order to assure the proper conversion of preferred stock and the exercise of options and warrants. Holders of the Company's Common Stock have no preemptive rights to purchase additional shares of Common Stock, or securities convertible into Common Stock, issued by the Company. The Common Stock will be available for issuance without further action of the stockholders, unless required by the Company's Certificate of Incorporation or bylaws, applicable laws, or the policy of any stock exchange or registered securities association on which the shares of stock of the Company are listed, if any.


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                                                              PRELIMINARY COPIES


The following table sets forth, as of the meeting date, information relating to the Company's capital structure in the event that none of Proposals 2, 3 or 5 is approved or in the event that one or more of Proposals 2, 3 and 5 is approved.


                                                                      IF PROPOSALS 2                                 IF PROPOSALS 2
                  IF NONE OF PROPOSALS 2  IF PROPOSAL 3 (INCREASE      (FINANCIAL        IF PROPOSALS 3 (INCREASE     (FINANCIAL
                       (FINANCIAL          IN AUTHORIZED SHARES)   RESTRUCTURING) AND 3    IN AUTHORIZED SHARES)   RESTRUCTURING), 3
                    RESTRUCTURING), 3         IS APPROVED AND         (INCREASE IN          AND 5 (OPTION PLAN       (INCREASE IN
                      (INCREASE IN         PROPOSALS 2 (FINANCIAL   AUTHORIZED SHARES)        AMENDMENT) ARE          AUTHORIZED
                  AUTHORIZED SHARES) OR     RESTRUCTURING) AND 5     ARE APPROVED AND          APPROVED AND          SHARES) AND 5
                     5 (OPTION PLAN             (OPTION PLAN        PROPOSAL 5 (OPTION    PROPOSAL 2 (FINANCIAL       (OPTION PLAN
NUMBER OF             AMENDMENT) IS          AMENDMENT) ARE NOT     PLAN AMENDMENT) IS       RESTRUCTURING) IS       AMENDMENT) ARE
 SHARES                APPROVED(1)               APPROVED(1)          NOT APPROVED(2)         NOT APPROVED(1)          APPROVED(2)
---------         ----------------------  -----------------------  --------------------  ------------------------  -----------------

Authorized            35,000,000                 75,000,000             75,000,000              75,000,000             75,000,000

Issued                10,782,417                 10,782,417             10,782,417              10,782,417             10,782,417

Reserved for          31,764,445                 31,764,445             56,739,558              34,199,268             58,924,381
Issuance

Authorized and        (7,546,862)                32,453,138              7,478,025              30,018,315              5,293,202
Unreserved and
Available for
Issuance


----------

(1) Based on the common stock and convertible securities outstanding on the record date.

(2) Assumes that the convertible debentures and convertible promissory notes to be exchanged in the financial restructuring have been exchanged for Series F and Series G preferred stock.

NO DISSENTER'S RIGHTS

         The Delaware General Corporation Law does not grant stockholders of a Delaware corporation with dissenter's rights with respect to the amendment to the Certificate of Incorporation.

ANTI-TAKEOVER EFFECT

         The increase in the authorized but unissued shares of Common Stock which would result from adoption of the proposed amendment to the Certificate of Incorporation could have a potential anti-takeover effect with respect to the Company. For example, the amendment could render more difficult or discourage an attempt to obtain a controlling interest in the Company or the removal of the incumbent board of directors and may discourage unsolicited takeover attempts which might be desirable to the Company's stockholders. The potential anti-takeover effect of the proposed amendment arises because it would enable the Company to issue additional shares of Common Stock up to the total authorized number, with the consequence that the shareholdings and related voting rights of then-existing stockholders would be diluted to an extent proportionate to the number of additional shares issued.

         The board of directors is not proposing the amendment to the Certificate of Incorporation in response to any effort to accumulate the Company's Common Stock or to obtain control of the Company by means of a merger, tender offer or solicitation in opposition to management. In addition, the amendment is not part of any plan by management to recommend a series of similar amendments to the board of directors and the stockholders. Finally, the board of directors does not currently contemplate recommending the adoption of any other amendments to the Certificate of Incorporation which could be construed to affect the liability of third parties to take over or change control of the Company.


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
                                                              PRELIMINARY COPIES


AMENDMENT

         If the amendment is approved, the Certificate of Incorporation will be amended by deleting of Article FOURTH in its entirety and inserting in its place the following:


         "FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is 75,750,000 shares, of which 75,000,000 shares shall be Common Stock, par value $0.01 per share ("Common Stock") and 750,000 shares shall be Preferred Stock, par value $0.01 per share ("Preferred Stock")."


APPROVAL

         The affirmative vote of the holders of a majority of the shares of Common Stock outstanding and entitled to vote on the record date and Series D preferred stock, voting together as a class, is required to approve the amendment to the Certificate of Incorporation.

         The Company intends to implement the amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock even if one or both of proposal two, the financial restructuring, and proposal five, the amendment to the option plan, are not approved by the stockholders.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.


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                                                              PRELIMINARY COPIES


                                  PROPOSAL FOUR

                  AMENDMENT TO THE CERTIFICATE OF INCORPORATION
      TO REDUCE THE LIQUIDATION PREFERENCE OF THE SERIES D PREFERRED STOCK

BACKGROUND; REASONS FOR AND EFFECT OF THE AMENDMENT

         Currently the Company's Certificate of Incorporation provides that the liquidation preference of the Series D preferred stock is $20 per share plus any accrued and unpaid dividends. Pursuant to the letter agreement, as amended, that the Company entered into in connection with the proposed financial restructuring, one of the conditions to the issuance of the Series F preferred stock and the Series G preferred stock is that the holders of the Series D preferred stock must approve the amendment to the liquidation preference of the Series D preferred stock set forth on Exhibit C attached to this proxy statement. The amendment provides that the liquidation preference of the Series D preferred stock will be $0.01 per share until either all shares of Series F preferred stock and Series G preferred stock have been converted or redeemed or the holders of the Series F preferred stock and Series G preferred stock have received an amount equal to the liquidation preference of the Series F and Series G preferred stock, at which time the liquidation preference would revert back to an amount equal to $20 per share plus any accrued and unpaid dividends.

         Under the terms of the letter agreement, as amended, the Company cannot complete the financial restructuring proposal unless the stockholders approve the amendment reducing the liquidation preference of the Series D preferred stock. If the financial restructuring proposal is approved, then, in the event of a liquidation of the Company, the ranking order of distributions of the Company's assets would be first to its creditors, second to the holders of Series F and Series G preferred stock, third to the holders of Series D preferred stock, and finally to the Common Stock holders. If the liquidation preference of the Series D preferred stock is decreased to $0.01, then in the event of a liquidation, holders of the Series D preferred stock will not receive nearly as much of the Company's assets as if the liquidation preference remained at $20. Accordingly, if the Series D preferred stock liquidation preference is reduced to $0.01, and the Company liquidates, then there will be more assets remaining for the holders of the Company's Common Stock, who rank beneath the holders of Series D preferred stock in order of liquidation preference.

         As detailed in "Security Ownership of Certain Beneficial Owners and Management" above, as of February 28, 2001, Renaissance owned 15,000 shares of Series D preferred stock, out of 92,750 shares of Series D preferred stock then outstanding. As a percentage, Renaissance owned approximately 16% of the then outstanding shares of Series D preferred stock. Also as of February 28, 2001, Renaissance beneficially owned 16,094,684 shares of Common Stock, including the conversion of warrants, convertible promissory notes and convertible debentures convertible within 60 days. As of February 28, 2001, all of the other persons and entities listed in the table in the "Security Ownership of Certain Beneficial Owners and Management" above beneficially owned an aggregate of 7,010,332 shares of Common Stock. Renaissance owned an aggregate of approximately 79.9% of the total beneficial ownership on February 28, 2001. Considering that Renaissance owns a much larger percentage of outstanding Common Stock than of Series D preferred stock, Renaissance negotiated with the Company that a requirement of the financial restructuring is that the liquidation preference of the Series D preferred stock holders be reduced to $0.01. As an extremely large beneficial holder of Common Stock, Renaissance would prefer to maximize the amount of assets that the holders of Common Stock could receive in the event of a liquidation than to maximize the amount of assets received by the holders of Series D preferred stock.

         The board of directors has unanimously adopted resolutions approving and recommending that the stockholders adopt an amendment to the Company's Certificate of Incorporation to reduce the


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                                                              PRELIMINARY COPIES


liquidation preference of the Series D preferred stock as set forth in Exhibit C attached to this proxy statement.

         If the stockholders approve the amendment to the Certificate of Incorporation, then the Certificate of Incorporation would be amended as soon as practicable following stockholder approval. If the amendment is not approved by the stockholders, then the existing Certificate of Incorporation will continue in effect, and the Company will not be able to complete the proposed financial restructuring.

NO DISSENTER'S RIGHTS

         The Delaware general Corporation Law does not grant stockholders of a Delaware corporation with dissenter's rights with respect to the amendment to the Certificate of Incorporation.

AMENDMENT

         If the amendment is approved, then the Certificate of Incorporation will be amended as set forth on Exhibit C attached to this proxy statement.

APPROVAL

         To approve the amendment to the Certificate of Incorporation, (a) the affirmative vote of the holders of a majority of the shares of Common Stock outstanding and entitled to vote on the record date and Series D preferred stock, voting together as a class, and (b) the affirmative vote of the holders of the Series D preferred stock, voting separately as a class, are required.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO REDUCE THE LIQUIDATION PREFERENCE OF THE SERIES D PREFERRED STOCK AS SET FORTH IN EXHIBIT C ATTACHED TO THIS PROXY STATEMENT.


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                                  PROPOSAL FIVE

           PROPOSED AMENDMENT TO THE COMPANY'S 1997 OMNIBUS LONG-TERM
                                 INCENTIVE PLAN

SUMMARY OF STOCK OPTION PLAN

         The purpose of the Company's 1997 Omnibus Long-Term Incentive Plan is to provide a means whereby the Company and its subsidiaries may attract able persons to enter the employ of the Company and to provide a means whereby those key employees upon whom the responsibilities of the successful administration and management of the Company rest, and whose present and potential contributions to the welfare of the Company are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the long-term welfare of the Company and their desire to remain in its employ. A further purpose of the plan is to provide such key employees with additional incentive and reward opportunities designed to enhance the profitable growth of the Company over the long term. Accordingly, the plan provides for granting incentive stock options, options which do not constitute incentive stock options, stock appreciation rights, restricted stock awards, performance share awards, stock value equivalent awards, or any combination of the foregoing.

PARTICIPANTS

         At December 31, 2000, the Company had 63 employees and non-employee directors eligible to participate in the plan.

PLAN BENEFITS OUTSTANDING

         Of the total 2,000,000 shares for which options may be granted under the plan, options to purchase 5,065,177 shares of Common Stock were outstanding as of December 31, 2000. As of December 31, 2000, the market value of all shares of Common Stock subject to outstanding options was $712,164, based upon the closing sale price of the Common Stock as reported on the Nasdaq Over-the-Counter Bulletin Board on such date.

AMENDMENTS TO INCREASE OPTIONS UNDER PLAN

         The board of directors is seeking stockholder approval of an amendment to the plan that would increase the number of shares of Common Stock which may be issued pursuant to the plan from 2,000,000 shares to 7,500,000 subject to adjustments to reflect possible future stock splits, stock dividends, combinations or exchange of shares, or similar transactions.

         The board of directors is seeking stockholder approval of the amendment to the plan because it believes that the Company will require additional options to attract and retain persons of ability as officers, directors and employees. The board of directors believes that it is prudent to seek stockholder approval of the increase at the present time in order to assure that in the future the Company has sufficient options available for issuance under the plan to avoid granting options that are subject to subsequent stockholder approval.

         If the amendment is approved, the plan will be amended by deleting
Article V of the plan in its entirety and inserting in its place the following:


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                "V. GRANT OF OPTIONS, STOCK APPRECIATION RIGHTS,
              RESTRICTED STOCK AWARDS, PERFORMANCE SHARE AWARDS AND
            STOCK VALUE EQUIVALENT AWARDS, SHARES SUBJECT TO THE PLAN

                  (a) Award Limits. The Committee may from time to time grant Awards to one or more employees determined by it to be eligible for participation in the Plan in accordance with the provisions of Article
         VI. The aggregate number of shares of Common Stock that may be issued under the Plan shall not exceed 7,500,000 shares. Any of such shares which remain unissued and which are not subject to outstanding Options or Awards at the termination of the Plan shall cease to be subject to the Plan but, until termination of the Plan, the Company shall at all times reserve a sufficient number of shares to meet the requirements of the Plan. Shares shall be deemed to have been issued under the Plan only to the extent actually issued and delivered pursuant to an Award. To the extent that an Award lapses or the rights of its Holder terminate or the Award is paid in cash, any shares of Common Stock subject to such Award shall again be available for the grant of an Award. The aggregate number of shares which may be issued under the Plan shall be subject to adjustment in the same manner as provided in
         Article XII with respect to shares of Common Stock subject to Options then outstanding. Separate stock certificates shall be issued by the Company for those shares acquired pursuant to the exercise of an Incentive Stock Option and for those shares acquired pursuant to the exercise of any Option which does not constitute an Incentive Stock Option.

                  (b) Stock Offered. The stock to be offered pursuant to the grant of an Award may be authorized but unissued Common Stock or Common Stock previously issued and outstanding and reacquired by the Company."

APPROVAL

         The affirmative vote of the holders of a majority of the shares of Common Stock outstanding and entitled to vote on the record date and Series D preferred stock, voting together as a class, is required to approve the amendment to the plan.

         THE EFFECTIVENESS OF THE PLAN AMENDMENT PROPOSAL IS CONTINGENT ON THE APPROVAL OF THE PROPOSAL TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK IN PROPOSAL THREE. AS A RESULT, IF THE STOCKHOLDERS DO NOT APPROVE PROPOSAL THREE, THEN THE PLAN AMENDMENT CANNOT BECOME OPERATIVE EVEN IF THE STOCKHOLDERS APPROVE PROPOSAL FIVE.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE AMENDMENT TO THE COMPANY'S 1997 OMNIBUS LONG-TERM INCENTIVE PLAN.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. Based solely upon a review of Forms 3, 4 and 5 and amendments thereto provided to the Company pursuant to Rule 16a-3(e), Messrs. Rundell, Arsht, Caldwell, Galecke, Jack, and Marlow and Ms. Burlage had late filings during the fiscal year ending June 30, 2000.


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                             INDEPENDENT ACCOUNTANTS

         The board of directors, upon recommendation of the audit committee, has appointed Grant Thornton LLP as the independent accountants of the Company for the fiscal year ending June 30, 2001.

         Representatives of Grant Thornton LLP are expected to be present at the annual meeting with the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

                              STOCKHOLDER PROPOSALS


         In order for stockholder proposals to receive consideration for inclusion in the proxy statement for the Company's next annual meeting of stockholders, such proposals must be received by November 19, 2001, at the Company's offices at 8200 Springwood Drive, Suite 230, Irving, Texas 75063,
Attention: Secretary.


         The Company's bylaws contain a provision which requires that a stockholder may nominate a person for election as a director only if written notice of such stockholder's intention to make such nomination has been given to the Secretary of the Company not earlier than 60 days nor later than 30 days prior to a meeting of stockholders. However, in the event that notice or public disclosure of a meeting of stockholders is first given or made to the stockholders less than 40 days prior to such meeting, then notice of a stockholder's intention to nominate a person for election as a director will be timely if given in writing to the Secretary before the close of business on the tenth day following the date on which the notice of the meeting was mailed or the public disclosure of the meeting was made. The bylaws also require that the notice set forth, among other things, a description of all arrangements or understandings between the nominating stockholder and the nominee pursuant to which the nomination is to be made or the nominee is to be elected and such other information regarding the nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the Company's board of directors. This provision is intended to give the Company the opportunity to obtain all relevant information regarding persons nominated for director. The board may disqualify any nominee who fails to provide the Company with complete and accurate information as required by this provision.

                             SOLICITATION OF PROXIES

         The Company will pay the expenses of this proxy solicitation. In addition to solicitation by mail, some of the officers and regular employees of the Company may solicit proxies personally or by telephone, if deemed necessary. The Company will request brokers and other fiduciaries to forward proxy soliciting material to the beneficial owners of shares which are held of record by the brokers and fiduciaries, and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith.

                                  OTHER MATTERS

         The board of directors is not aware of any matter, other than the matters described above, to be presented for action at the annual meeting. However, if any other proper items of business should come before the annual meeting, it is the intention of the person or persons acting under the enclosed form of proxy to vote in accordance with their best judgment on such matters.


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         PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD AT YOUR EARLIEST
CONVENIENCE IN THE ENCLOSED POSTAGE PAID RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED, AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

                             By Order of the Board of Directors,


                             C. A. Rundell, Jr.
                             Chairman of the Board and Chief Executive Officer

Irving, Texas
March 16, 2001


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                                    EXHIBIT A

                             AUDIT COMMITTEE CHARTER

ORGANIZATION

This charter governs the operations of the audit committee of Integrated Security Systems, Inc. The audit committee shall review and reassess this charter on at least an annual basis and obtain the approval of the board of directors. The audit committee shall be appointed by the board of directors and shall consist of at least two directors, each of whom is independent of management and the Company. Members of the audit committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company and meet the standards of independence required by the Stock Exchange or any other exchange on which the Common Stock of Integrated Security Systems, Inc. is traded. All audit committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the audit committee, and at least one member shall have accounting or related financial management expertise as required by the rules of the Stock Exchange or any other exchange on which the Common Stock of Integrated Security Systems, Inc. is traded.

The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board of directors. In doing so, it is the responsibility of the audit committee to maintain free and open communication between the audit committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the audit committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel or other experts for this purpose.

RESPONSIBILITIES AND PROCESSES

The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements and the independent auditors are responsible for auditing those financial statements. The audit committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The audit committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices and ethical behavior.

The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the audit committee may supplement them as appropriate.

         o The audit committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the of the Company's shareholders. The audit committee and the board shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The audit committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosure required by the Independence Standards Board. Annually, the audit


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              committee shall review and recommend to the board the selection of the Company's independent auditors.

         o The audit committee shall discuss with the internal auditors and independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. As to the Company's internal auditors, the audit committee shall review the quality and staffing of the department. Also, the audit committee shall discuss with management, the internal auditors and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the audit committee shall meet, separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

         o The audit committee shall review the interim financial statements prior to the filing of the Company's Quarterly Reports on Form 10-QSB. The chair of the audit committee may represent the entire committee for the purpose of this review.

         o The audit committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report 10-KSB (or the annual reports to shareholders if distributed prior to the filling of 10-KSB), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statement. Also, the audit committee shall discuss the results of the annual audit and any other matters required to be communicated to the audit committee by the independent auditors under generally accepted auditing standards.

RESOLVED FURTHER, that the President, Secretary and Assistant Secretary of the Company are authorized to execute any documents and certificates necessary or advisable to establish the Company's compliance with the audit committee charter.

RESOLVED FURTHER, that the proper officers of the Company be, and they hereby are, authorized and directed, on behalf of the Company, to do or cause to be done any and all things to take all further actions and to execute, deliver and cause the performance of all other agreements, documents, instruments, filings, applications and certificates as may be deemed necessary or appropriate to affect the purpose and intent of the foregoing resolutions related to the adoption and implementation of the charter for the Company's audit committee.


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                                    EXHIBIT B

                                LETTER AGREEMENT

                [LETTERHEAD OF INTEGRATED SECURITY SYSTEMS, INC.]

                                       WEBSITE: http//www.integratedsecurity.com
                                                           8200 SPRINGWOOD DRIVE
                                                                       SUITE 230
                                                                IRVING, TX 75063
                                                            PHONE (972) 444-8280
                                                              FAX (972) 869-3843

                                November 13, 2000

Mr. Robert C. Pearson
Senior Vice President
Renaissance Capital Group, Inc.
8080 North Central Expressway, Suite 210-LB-59
Dallas, Texas 75206-1857

Dear Bob:

         This letter sets forth the agreement of Renaissance Capital Growth & Income Fund III, Inc. and Renaissance US Growth & Income Trust PLC to invest up to $1,000,000 in secured convertible promissory notes (the "New Renaissance Notes") of Integrated Security Systems, Inc. ("ISSI"). The New Renaissance Notes shall be due and payable in 120 days, will bear interest at 8% per annum, be secured by all of the assets of ISSI and its subsidiaries, and be convertible into the Company's common stock at $.20 per share.

         The funding of the New Renaissance Notes is conditioned upon (i) a minimum investment of $100,000 in new cash in ISSI from other sources, and (ii) the approval of the board of directors of ISSI of a plan of recapitalization with the following elements.

1. ISSI shall issue up to 80,000 shares of Series F Cumulative Convertible Preferred Stock ("Series F Preferred Stock") for the price of $25.00 per share, $1,000,000 of which will be paid by the exchange of the New Renaissance Notes for 40,000 shares of Series F Preferred Stock. The Series F Preferred Stock is not redeemable, but in all other respects will be identical to the Series G Cumulative Convertible Preferred Stock ("Series G Preferred Stock") of ISSI.

2. ISSI will issue Series G Preferred Stock in exchange for all existing promissory notes (other than the New Renaissance Notes), convertible debt and interest arrearages of ISSI to the Renaissance Funds, together with all indebtedness of ISSI to C. A. Rundell, Jr., at the price of $25.00 per share. The Series G Preferred Stock is redeemable at any time upon the sale of B&B Electromatic, Inc., to the extent of the net proceeds to ISSI, and shall be redeemed in quarterly installments commencing 24 months after issuance in accordance with a redemption schedule of $1,000,000 in the third year, $2,000,000 in the fourth year and the balance in the fifth year.

3. The Series F Preferred Stock and the Series G Preferred Stock (collectively, the "Renaissance Preferred Stock") will have a liquidation preference of $25.00 per share, shall accrue dividends at 5% per annum, initially payable 2 years after issuance and quarterly thereafter. Each share of


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         Renaissance Preferred Stock is initially convertible into 125 shares of
         Common Stock based on a conversion price of $.20 per share, subject to adjustment. For purposes of the liquidation preference, a merger, consolidation, sale of voting control or sale of all or substantially all of the assets of the Company in which the stockholders of the Company immediately before such event do not own a majority of the outstanding shares or voting power of the surviving corporation will be deemed to be a liquidation. The conversion price shall be subject to adjustment for issuances of Common Stock at a purchase price less than the conversion price then in effect, except for the issuance of Common Stock pursuant to outstanding options or warrants at the date of this letter agreement and up to 1,500,000 shares of Common Stock upon exercise of stock options to be granted in the future. The Renaissance Preferred Stock will also be subject to anti-dilution protection in the event of stock splits or dividends, mergers and other similar events.

4. The Renaissance Preferred Stock will vote together with the Common Stock and not as a separate class on all matters, including the election of directors, except as specifically provided herein or as otherwise required by law. Each share of Renaissance Preferred Stock shall have a number of votes equal to the number of shares of Common Stock then issuable upon conversion of such share of preferred stock. At closing, the board of directors of ISSI shall consist of six members. The holders of the Renaissance Preferred Stock, voting as a separate class will be entitled to elect two directors.

5. ISSI shall file within 90 days of issuance of the Renaissance Preferred Stock an SB-2 (or, when applicable, an S-3) registration statement to permit sales by the Renaissance Funds of the shares of Common Stock issuable upon conversion of the Renaissance Preferred Stock. Additionally, the Renaissance Funds shall have one (1) demand registration right and unlimited "piggyback" registration rights. All expenses of the Renaissance Funds in connection with such registrations shall be paid by ISSI, except underwriting discounts and commissions.

6. The consent of holders of 80% of the Renaissance Preferred Stock, voting separately as a class, will be required to authorize the issuance of any securities with rights pari passu, senior or superior to the Renaissance Preferred Stock (other than securities to evidence bank debt or asset securitizations), the merger, consolidation or sale of assets (other than in the ordinary course) of ISSI, including the capital stock of its subsidiaries, or to approve any action that would materially and adversely affect the rights of the Series A Preferred Stock.

7. At the date of this letter agreement, there are 10,572,545 shares of ISSI Common Stock issued and outstanding and 22,943,623 shares of ISSI Common Stock issuable upon exercise or conversion of ISSI securities. ISSI represents and warrants to the Renaissance Funds that at the date of this letter agreement and at the date of issuance of the Renaissance Preferred Stock, (i) ISSI is not insolvent, as defined under the U.S. Bankruptcy Code, and (ii) ISSI shall have no pending or threatened material litigation, loss contingencies or material undisclosed liabilities.

8. Prior to the issuance of the Renaissance Preferred Stock, the certificates of designation for the Series D Convertible Preferred Stock shall have been amended to reduce the liquidation preference to $.01 per share, until the Renaissance Preferred Stock has been converted, redeemed or otherwise recovered the full amount of its investment, at which time the liquidation preference reverts to $20.00 per share. At the date of this letter agreement, there are no other classes or series of preferred stock outstanding (other than the Series A Convertible Preferred Stock), nor are there any debt securities outstanding, other than those issued to the Renaissance Funds and C. A. Rundell, Jr., or disclosed in ISSI's SEC filings.


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9.       ISSI shall reserve for issuance the shares of ISSI Common Stock issuable upon conversion of the Renaissance Preferred Stock. ISSI shall authorize an additional 30,000,000 shares of Common Stock.

10. ISSI shall use its best efforts to secure shareholder approval of the foregoing plan of recapitalization, which shall be recommended by the ISSI board of directors. In the event that this plan of recapitalization is not effected within 120 days of the date of this letter agreement, then all outstanding indebtedness of ISSI to the Renaissance Funds shall be immediately due and payable, without notice, demand, or presentment, and ISSI shall pay all costs of collection. All evidences of such indebtedness to the Renaissance Funds are amended hereby.

11. No representations, warranties or statements of ISSI in this letter agreement and no statement in any registration statement, report or proxy statement of ISSI filed with the SEC contains at the date of this letter agreement or will contain at the date of issuance of the Renaissance Preferred Stock any untrue statement of material fact or omits or will omit to state any material fact necessary, in light of the circumstances under which it was made, to make the statements made not misleading.

12. This letter agreement shall be valid, binding and enforceable on the parties. This letter agreement shall be governed by the laws of the State of Texas, without regard for conflicts of law principles. Venue shall lie in the federal or state courts of Dallas County, Texas.

         If the foregoing accurately sets forth your intention, please indicate the concurrence of the Renaissance Fund therewith by executing this letter (and the enclosed counterpart) where indicated and returning one fully executed copy to the undersigned.

                                   Sincerely,

                                   INTEGRATED SECURITY SYSTEMS, INC.

                                   By:  /s/ C. A. RUNDELL, JR.
                                        ------------------------------------
                                        C. A. Rundell, Jr.
                                        Chairman and Chief Executive Officer

ACCEPTED AND AGREED to as of this 13th day of November, 2000.

RENAISSANCE FUNDS:

RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.

By: /s/ RUSSELL L. CLEVELAND
    ----------------------------------------------

RENAISSANCE US GROWTH & INCOME TRUST PLC

By: Renaissance Capital Group, Inc. Investment Manager

By: /s/ RUSSELL L. CLEVELAND
    ----------------------------------------------


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                [LETTERHEAD OF INTEGRATED SECURITY SYSTEMS, INC.]


March 2, 2001


Mr. Russell L. Cleveland, President
8080 North Central Expressway, Suite 210-LB-59
Dallas, Texas 75206-1857

Dear Russell:

This letter sets forth an amendment to the letter of agreement of Renaissance Capital Growth & Income Fund III, Inc., and Renaissance US Growth & Income Trust PLC with Integrated Security Systems, Inc. dated November 13, 2000.

This amendment shall affect item ten (10) of the above mentioned letter of agreement. Item ten (10) is hereby amended to extend the deadline from 120 days to 165 days from the November 13, 2000 date of the letter of agreement.

The circumstance requiring the extension of the effective deadline date is the timing of the review process of the United States Securities and Exchange Commission of the Proxy materials for the 2001 annual meeting of the shareholders.

If the foregoing accurately sets forth your intention, please indicate the concurrence of the Renaissance Fund there with by executing this letter where indicated and returning one fully executed copy to the undersigned.

                                   Sincerely,

                                   INTEGRATED SECURITY SYSTEMS, INC.


                                   By:  /s/ C.A. RUNDELL, JR.
                                        ------------------------------------
                                        C. A. Rundell, Jr.
                                        Chairman and Chief Executive Officer

ACCEPTED AND AGREED to as of this 13th day of March, 2001.

RENAISSANCE FUNDS:

RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.


By:  /s/ RUSSELL CLEVELAND
     -----------------------------------
     Russell L. Cleveland, Manager
     Renaissance Capital Group, Inc.

RENAISSANCE US GROWTH & INCOME TRUST PLC

By:  /s/ RUSSELL CLEVELAND
     -----------------------------------
     Russell L. Cleveland, Manager
     Renaissance Capital Group, Inc.


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                                   EXHIBIT C


                                    [FORM OF]
                            CERTIFICATE OF AMENDMENT
                                       OF
              CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS OF
                    SERIES D $20 CONVERTIBLE PREFERRED STOCK
                                       OF
                        INTEGRATED SECURITY SYSTEMS, INC.


     Integrated Security Systems, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify that:

     FIRST: The name of the Corporation is Integrated Security Systems, Inc.

     SECOND: The Board of Directors of the Corporation, by the unanimous written consent of its members, adopted a resolution proposing and declaring advisable that the liquidation amount set forth in the Certificate of Designation, Preferences and Rights of Series D Convertible Preferred Stock of the Corporation should be modified by adopting the following amendment to the Certificate of Designation, Preferences and Rights of Series D Convertible Preferred Stock of the Corporation:

         Paragraph (1) of Section 7 shall be amended in its entirety as follows:

         "(1) Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series D $20 Convertible Preferred Stock unless, prior thereto, the holders of shares of Series D $20 Convertible Preferred Stock shall have received the Liquidation Amount with respect to such shares. Until (a) all of the shares of Series F Cumulative Convertible Preferred Stock and Series G Cumulative Convertible Preferred Stock have been converted and/or redeemed, or (b) all of the holders of shares of Series F Cumulative Convertible Preferred Stock and Series G Cumulative Convertible Preferred Stock have received dividends and/or other distributions with respect to the Series F preferred stock and Series G preferred stock in an aggregate amount equal to the Liquidation Preference for such shares as set forth in this Restated Certificate of Incorporation. "Liquidation Amount" with respect to any share of Series D $20 Convertible Preferred Stock shall mean $0.01. After all of the shares of Series F Cumulative Convertible Preferred Stock and Series G Cumulative Convertible Preferred Stock have been converted or redeemed, or after all of the holders of shares of Series F Cumulative Convertible Preferred Stock and Series G Cumulative Convertible Preferred Stock have received dividends and/or other distributions with respect to the Series F preferred stock and Series G preferred stock in an aggregate amount equal to the Liquidation Preference for such shares as set forth in this Restated Certificate of Incorporation, "Liquidation Amount" with respect to any share of Series D $20 Convertible Preferred Stock shall mean the sum of (i) $20 and (ii) the amount of any accrued and unpaid dividends with respect to such share on such date. Following the payment of the full amount of the Liquidation Amount, no additional distributions shall be made to the holders of shares of Series D $20 Convertible Preferred Stock."

     THIRD: The resolution adopted by the Board of Directors has been duly adopted by (a) the affirmative vote of the holders of a majority of the shares of Common Stock outstanding and entitled to vote on the record date and Series D preferred stock, voting together as a class, and (b) the affirmative vote of the holders of the Series D preferred stock, voting separately as a class, in accordance with the provisions of the General Corporation Law of the State of Delaware.


                                    * * * * *

     IN WITNESS WHEREOF, Integrated Security Systems, Inc. has caused this certificate to be signed by its Chief Executive Officer as of ______________________, 2001.

                                   INTEGRATED SECURITY SYSTEMS, INC.


                                   By:
                                        ----------------------------------------
                                        C. A. Rundell, Jr.
                                        Chief Executive Officer

                                                                       EXHIBIT D



                        INTEGRATED SECURITY SYSTEMS, INC.

                                   ----------

                                    [FORM OF]
                  CERTIFICATE OF DESIGNATION AND PREFERENCES OF
                 SERIES F CUMULATIVE CONVERTIBLE PREFERRED STOCK

                                   ----------

                         DATED AS OF ____________, 2001

                        INTEGRATED SECURITY SYSTEMS, INC.

                                   ----------

                  CERTIFICATE OF DESIGNATION AND PREFERENCES OF
                 SERIES F CUMULATIVE CONVERTIBLE PREFERRED STOCK

                                   ----------

         INTEGRATED SECURITY SYSTEMS, INC., a Delaware corporation, having its principal office in Dallas, Texas (the "Corporation"), hereby certifies to the Secretary of State of the State of Delaware that:

         Pursuant to authority expressly vested in the Board of Directors of the Corporation by the Certificate of Incorporation of the Corporation (the "Certificate of Incorporation"), the Board of Directors has duly adopted resolutions authorizing the creation and issuance of up to Eighty Thousand (80,000) shares of Series F Cumulative Convertible Preferred Stock, $.01 par value, with a liquidation preference of Twenty-Five Dollars ($25.00) per share, and determining the preferences, rights, powers, limitations, qualifications and restrictions, as follows:


         SECTION 1. NUMBER OF SHARES AND DESIGNATION. This series of Preferred Stock, $.01 par value, shall be designated as Series F Cumulative Convertible Preferred Stock (the "Series F Preferred Stock"), and the number of shares which shall constitute such series shall be 80,000 shares.


         SECTION 2. DEFINITIONS. For purposes of the Series F Preferred Stock, the following terms shall have the meanings indicated below:

         "Act" shall mean the Securities Act of 1933, as amended.

         "Affiliate" of a person means a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified.

         "Board of Directors" shall mean the Board of Directors of the Corporation or any committee authorized by such Board of Directors to perform any of its responsibilities with respect to the Series F Preferred Stock.

         "Business Day" shall mean any day other than a Saturday, Sunday or a day on which state or federally chartered banking institutions in New York, New York are not required to be open.

         "Common Stock" shall mean the common stock, $.01 par value, of the Corporation or such shares of the Corporation's capital stock into which such Common Stock shall be reclassified.

         "Current Market Price" of publicly traded shares of Common Stock or any other class or series of capital stock or other security of the Corporation or of any similar security of any other issuer for any day shall mean the last reported sale price, regular way on such day, or, if no sale takes place on such day, the reported closing bid price, regular way on such day, in either case as reported on the NASDAQ National Market of the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") or, if not quoted on NASDAQ, on the principal national securities exchange on which such security is listed or admitted for trading or, if such security is not listed or admitted for trading on a national securities exchange or quoted on the NASDAQ National Market, the closing bid price on such day as reported on the NASDAQ SmallCap Market, or, if the bid price for such security on such day shall not have been reported on the NASDAQ SmallCap Market, the bid price on such day as reported on the OTC Electronic Bulletin Board or, if the bid price for such security on such day shall not have been reported on the OTC Electronic Bulletin Board, the price on such day, furnished by any NYSE member firm regularly making a market in such security selected for such purpose by the Chief Executive Officer or the Board of Directors or if any class or series of securities are not publicly traded, the fair value of the shares of such class as determined reasonably and in good faith by the Board of Directors of the Corporation or other issuer.

         "Dividend Payment Date" shall mean, with respect to each Dividend Period, the last day of March, June, September and December, in each year, commencing on March 31, 2001; provided, however, that if any Dividend Payment Date falls on any day other than a Business Day, the dividend payment due on such Dividend Payment Date shall be paid on the Business Day immediately following such Dividend Payment Date.

         "Dividend Periods" shall mean quarterly dividend periods commencing on January 1, April 1, July 1 and October 1 of each year and ending on and including the day preceding the first day of the next succeeding Dividend Period (other than the initial Dividend Period, which shall commence on the Issue Date and end on and include the day immediately preceding the Dividend Payment Date which immediately follows the Issue Date.)

         "Fair Market Value" on any date shall mean the average of the daily Current Market Price of a share of Common Stock during five (5) consecutive Trading Days ending on the day before such date.

         "Funds Available for Distribution" shall mean funds from operations (net income, computed in accordance with generally accepted accounting principles, excluding gains or losses from debt restructuring and sales of property, plus depreciation and amortization) minus non-revenue generated capital expenditures and debt principal amortization, as determined by the Board of Directors on a basis consistent with the policies and practices adopted by the Corporation for reporting publicly its results of operations and financial condition.

         "Issue Date" shall mean the date upon which shares of Series F Preferred Stock are issued.

         "Junior Stock" shall have the mean any class or series of capital stock of the Corporation which is junior to the Series F Preferred Stock as to the payment of dividends or as to the distribution of assets upon liquidation, dissolution or winding up of if the holders of Series F Preferred Stock shall be entitled to receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up in preference or priority to the holders of shares of such class or series.

         "NYSE" shall mean the New York Stock Exchange.

         "Parity Stock" shall mean any class or series of capital stock of the Corporation on a parity with the Series F Preferred Stock or any other capital stock designated as Parity Stock as to the payment of dividends or as to the distribution of assets upon liquidation, dissolution or winding up, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share thereof be different from those of the Series F Preferred Stock, if the holders of such class of stock or series and the Series F Preferred Stock shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up in proportion to their respective amounts of accrued and unpaid dividends per share or liquidation preferences, without preference or priority of one over the other, including, without limitation, the Series G Preferred Stock.

         "Permitted Common Stock Cash Distributions" means cash dividends and cash distributions paid on Common Stock after December 31, 2000 not in excess of the sum of the Corporation's cumulative undistributed net earnings at December 31, 2000, plus the cumulative amount of Funds Available for Distribution after December 31, 2000, minus the cumulative amount of dividends accumulated, accrued or paid on the Series F Preferred Stock or any other class of Preferred Stock after January 1, 2001.

         "Person" shall mean any individual, partnership, corporation or other entity and shall include the successor (by merger or otherwise) of such entity.

         "Senior Stock" shall mean any class or series of capital stock of the Corporation which is prior or senior to the Series F Preferred Stock, as to the payment of dividends and as to distribution of assets upon liquidation, dissolution or winding up, if the holders of such class or series shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up in preference or priority to the holders of Series F Preferred Stock.

         "Series F Preferred Stock" shall have the meaning set forth in Section 1 hereof.

         "Series G Preferred Stock" shall have the meaning set forth in Section 5(d)(v) hereof.

         "Set apart for payment" shall be deemed to include, without any action other than the following, the recording by the Corporation in its accounting ledgers of any accounting or bookkeeping entry which indicates, pursuant to a declaration of dividends or other distribution by the Board of Directors, the allocation of funds to be so paid on any series or class of capital stock of the Corporation; provided, however, that if any funds for any class or series of Junior Stock or any class or series of Parity Stock are placed in a separate account of the Corporation or delivered to a disbursing, paying or other similar agent, then "set apart for payment" with respect to the Series F Preferred Stock shall mean placing such funds in a separate account or delivering such funds to a disbursing, paying or other similar agent.

         "Trading Day," as to any securities, shall mean any day on which such securities are traded on the NYSE or, if such securities are not listed or admitted for trading on the NYSE, on the principal national securities exchange on which such securities are listed or admitted or, if such securities are not listed or admitted for trading on any national securities exchange, on the NASDAQ National Market or, if such securities are not quoted on the NASDAQ National Market, in the securities market in which such securities are traded.

         SECTION 3. DIVIDENDS.

                  (a) The holders of Series F Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors out of funds legally available for that purpose, cumulative dividends payable in cash in an amount per share of Series F Preferred Stock equal to $1.25 per annum. Such dividends shall be cumulative from the Issue Date, whether or not in any Dividend Period or Periods such dividends shall be declared or there shall be funds of the Corporation legally available for the payment of such dividends, and shall be payable quarterly on the Dividend Payment Dates, commencing on the ninth Dividend Payment Date after the Issue Date. Each such dividend shall be payable to the holders of record of the Series F Preferred Stock, as they appear on the stock records of the Corporation at the close of business on a record date which shall be not more than sixty (60) days prior to the applicable Dividend Payment Date. Accumulated, accrued and unpaid dividends for any past Dividend Periods may be declared and paid at any time, without reference to any regular Dividend Payment Date, to holders of record on such date, which date shall not precede by more than forty-five (45) days the payment date thereof, as may be fixed by the Board of Directors. The amount of accumulated, accrued and unpaid dividends on any share of Series F Preferred Stock, or fraction thereof, at any date shall be the amount of any dividends thereon calculated at the applicable rate to and including such date, whether or not earned or declared, which have not been paid in cash.

                  (b) The amount of dividends payable per share of Series F Preferred Stock for each Dividend Period shall be computed by dividing the annual dividend by four (4). The amount of dividends payable per share of Series F Preferred Stock for the initial Dividend Period, or any other period shorter or longer than a full Dividend Period, shall be computed ratably on the basis of twelve (12) 30-day months and a 360-day year. Holders of Series F Preferred Stock shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of cumulative dividends, as herein provided on the Series F Preferred Stock. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Series F Preferred Stock that may be in arrears.

                  (c) So long as any of the shares of Series F Preferred Stock are outstanding, no dividends, except as described in the immediately following sentence, shall be declared or paid or set apart for payment by the Corporation, or other distribution of cash or other property declared or made directly or indirectly by the Corporation or any affiliate or any person acting on behalf of the Corporation or any of its affiliates with respect to any class or series of Parity Stock for any period, unless dividends equal to the full amount of accumulated, accrued and unpaid dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof have been or contemporaneously are set apart for such payment on the Series F Preferred Stock for all Dividend Periods terminating on or prior to the Dividend Payment Date with respect to such class or series of Parity Stock. When dividends are not paid in full or a sum sufficient for such payment is not set apart, as aforesaid, all dividends declared upon the Series F Preferred Stock and all dividends declared upon any other class or series of Parity Stock shall be declared ratably in proportion to the respective amounts of dividends accumulated, accrued and unpaid on the Series F Preferred Stock and accumulated, accrued and unpaid on such Parity Stock.

                  (d) So long as any of the shares of Series F Preferred Stock are outstanding, no dividends (other than dividends or distributions paid in shares of, or options, warrants or rights to subscribe for or purchase shares of, Junior Stock) shall be declared or paid or set apart for payment by the Corporation, or other distribution of cash or other property declared or made directly or indirectly by the Corporation or any affiliate or any person acting on behalf of the Corporation or any of its affiliates with respect to any shares of Junior Stock, nor shall any shares of Junior Stock be redeemed, purchased or otherwise acquired (other than a redemption, purchase or other acquisition of Common Stock made for purposes of an employee incentive or benefit plan of the Corporation or any subsidiary) for any consideration (or any moneys be paid to or made available for a sinking- fund for the redemption of any shares of any such stock) directly or indirectly by the Corporation or any affiliate or any person acting on behalf of the Corporation or any of its affiliates (except by conversion into or exchange for Junior Stock), nor shall any other cash or other property otherwise be paid or distributed to or for the benefit of any holder of shares of Junior Stock in respect thereof, directly or indirectly, by the Corporation or any affiliate or any person acting on behalf of the Corporation or any of its affiliates, unless in each case (i) the full cumulative dividends (including all accumulated, accrued and unpaid dividends) on all outstanding shares of Series F Preferred Stock and any other Parity Stock of the Corporation shall have been paid or such dividends have been declared and set apart for payment for all past Dividend Periods with respect to the Series F Preferred Stock and all past Dividend Periods with respect to such Parity Stock, and (ii) sufficient funds shall have been paid or set apart for the payment of the full dividend for the current Dividend Period with respect to the Series F Preferred Stock and the current Dividend Period with respect to such Parity Stock.

         SECTION 4. LIQUIDATION PREFERENCE.

                  (a) In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any payment or distribution of the assets of the Corporation (whether capital or surplus) shall be made to or set apart for the holders of Junior Stock, the holders of shares of Series F Preferred Stock shall be entitled to receive Twenty-Five Dollars ($25.00) per share of Series F Preferred Stock, plus an amount equal to all dividends (whether or not earned or declared) accumulated, accrued and unpaid thereon to the date of final distribution to such holders. Until the holders of the Series F Preferred Stock have been paid the liquidation preference in full, no payment will be made to any holder of Junior Stock upon the liquidation, dissolution or winding up of the Corporation. If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation, or proceeds thereof, distributable among the holders of Series F Preferred Stock shall be insufficient to pay in full the preferential amount aforesaid and liquidating payments on any other shares of any class or series of Parity Stock, then such assets, or the proceeds thereof, shall be distributed among the holders of Series F Preferred Stock and any such other Parity Stock ratably in the same proportion as the respective amounts that would be payable on such Series F Preferred Stock and any such other Parity Stock if all amounts payable thereon were paid in full.

                  (b) Subject to the rights of the holders of any shares of Parity Stock, upon any liquidation, dissolution or winding up of the Corporation, after payment shall have been made in full to the holders of Series F Preferred Stock and any Parity Stock, as provided in this Section 4, any other series or class or classes of Junior Stock shall, subject to the respective terms thereof, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the Series F Preferred Stock and any Parity Stock shall not be entitled to share therein.

                  (c) For purposes of this Section 4, a merger, consolidation, sale of voting control or sale of all or substantially all of the assets of the Corporation in which the holders of Common Stock of the Corporation immediately before such event do not own a majority of the outstanding shares or voting power of the surviving corporation shall be deemed to be a liquidation and dissolution of the Corporation.

         SECTION 5. CONVERSION RIGHTS. The holders of shares of Series F Preferred Stock shall have the right, at their option, to convert such shares into shares of Common Stock of the Corporation at any time on and subject to the following terms and conditions:

                  (a) The shares of Series F Preferred Stock shall be convertible at the office of the transfer agent for the Common Stock or the principal executive office of the Corporation, into fully paid and non-assessable shares (calculated as to each conversion to the nearest 1/100th of a share) of Common Stock of the Corporation, at the conversion price, determined as hereinafter provided, in effect at the time of conversion, each share of Series F Preferred Stock being taken at $25.00 for the purpose of such conversion. The price at which shares of Common Stock shall be delivered upon conversion (the "Conversion Price") shall initially be $.20 per share of Common Stock, and the number of shares initially issuable upon conversion of each share of Series F Preferred Stock is 125. The conversion price shall be adjusted in certain instances as provided below.

                  (b) In order to convert shares of Series F Preferred Stock into Common Stock, the holder thereof shall surrender at the office or offices herein above mentioned the certificate or certificates therefor, duly endorsed or assigned to the Corporation or in blank, and give written notice to the Corporation at said office or offices that such holder elects to convert such shares. Shares of Series F Preferred Stock surrendered for conversion during the period from the close of business on any record date for the payment of a dividend on the shares of Series F Preferred Stock to the opening of business on the date for payment of such dividend shall be accompanied by a payment of an amount equal to the dividend declared and payable on such dividend payment date on the shares of Series F Preferred Stock being surrendered for conversion. Except as provided in the preceding sentence, no payment or adjustment shall be made upon any conversion on account of any unpaid or accrued dividends on the shares of Series F Preferred Stock surrendered for conversion or on account of any dividends on the Common Stock issued upon conversion.

                  Shares of Series F Preferred Stock shall be deemed to have been converted immediately prior to the close of business on the day of the surrender of the certificates for such shares for conversion in accordance with the foregoing provisions, and the person or persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Stock at such time. As promptly as practicable on or after the conversion date, the Corporation shall issue and shall deliver at such office a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion, together with payment in lieu of any fraction of a share, as hereinafter provided, to the person or persons entitled to receive the same. In case shares of Series F Preferred Stock are called for redemption, the right to convert such shares shall cease and terminate at the close of business on the date fixed for redemption, unless default shall be made in payment of the redemption price.

                  (c) No fractional shares of Common Stock shall be issued upon conversion of shares of Series F Preferred Stock, but, instead of any fraction of a share which would otherwise be issuable, the Corporation shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the Closing Price (as hereinafter defined) on the date on which the certificate or certificates for such shares were duly surrendered for conversion, or, if such date is not a Trading Day (as hereinafter defined), on the next Trading Day.

                  (d) The Conversion Price shall be adjusted from time to time as follows:

                           (i) Adjustment for Issuance of Shares at Less Than the Conversion Price. If at any time after the date of the first issuance of Series F Preferred Stock, the Corporation shall issue any shares of Common Stock, Convertible Securities (as hereinafter defined), Rights (as hereinafter defined) or Related Rights (as hereinafter defined; any such shares, Convertible Securities, Rights or Related Rights, "Securities") without consideration or for a consideration per share or unit less than the Conversion Price in effect immediately prior to the issuance of such Securities, then the Conversion Price in effect immediately prior to each such issuance shall forthwith be reduced to the quotient obtained by dividing:

                                    (A) an amount equal to the sum of (1) the
                  total number of shares of Common Stock outstanding immediately prior to such issuance (including for this purpose the number of shares of Common Stock into which the shares of Series F Preferred Stock outstanding immediately prior to such issuance are convertible on the date of such issuance in accordance with Subsection 5(a) (without regard to Subsection 5(c)), without giving effect to such issuance) multiplied by the Conversion Price in effect immediately prior to such issuance, and (2) the amount of consideration, if any, received by the Corporation upon such issuance, by

                                    (B) the total number of shares of Common
                  Stock (1) outstanding immediately after such issuance (including the number of shares of Common Stock into which the shares of Series F Preferred Stock outstanding immediately prior to such issuance are convertible on the date of such issuance in accordance with Subsection 5(a) (without regard to Subsection 5(c)), without giving effect to such issuance) or
                  (2) into or for which any such newly issued Convertible Securities are then convertible or exchangeable or (3) issuable upon the exercise of any such Rights or Related Rights).

                                    (C) For the purpose of this Subsection 5(d),
                  the following definitions and procedures shall be applicable:

                                             (1) In the case of the issuance of
                           options, warrants or other rights to purchase or otherwise acquire Common Stock, whether or not at the time exercisable ("Rights"), the total number of shares of Common Stock issuable upon exercise of such Rights shall be deemed to have been issued at the time such Rights are issued, for a consideration equal to the sum of the consideration, if any, received by the Corporation upon the issuance of such rights and the minimum purchase or exercise price payable upon the exercise of such Rights for the Common Stock to be issued upon the exercise thereof.

                                             (2) In the case of the issuance of
                           any class or series of stock or any bonds, debentures, notes or other securities or obligations convertible into or exchangeable for Common Stock, whether or not then convertible or exchangeable ("Convertible Securities"), or options, warrants or other rights to purchase or otherwise acquire Convertible Securities ("Related Rights"), the total number of shares of Common Stock issuable upon the conversion or exchange of such Convertible Securities or exercise of such Related Rights shall be deemed to have been issued at the time such Convertible Securities or Related Rights are issued, for a consideration equal to the sum of (I) the consideration, if any, received by the Corporation upon issuance of such Convertible Securities or Related Rights (excluding any cash received on account of accrued interest or dividends) and (II)
                           (A) in the case of Convertible Securities, the minimum additional consideration, if any, to be received by the Corporation upon the conversion or exchange of such Convertible Securities or (B) in the case of Related Rights, the sum of (x) the minimum purchase or exercise price payable upon the exercise of such Related Rights for Convertible Securities and
                           (y) the minimum additional consideration, if any, to be received by the Corporation upon the conversion or exchange of the Convertible Securities issued upon the exercise of such Related Rights.

                                             (3) On any change in the number of
                           shares of Common Stock issuable upon the exercise of Rights or Related Rights or upon the conversion or exchange of Convertible Securities or on any change in the minimum purchase or exercise price of Rights, Related Rights or Convertible Securities, including, but not limited to, a change resulting from the anti-dilution provisions of such Rights, Related Rights or Convertible Securities, the Conversion Price to the extent in any way affected by such Rights, Related Rights or Convertible Securities shall forthwith be readjusted to be thereafter the Conversion Price that would have been obtained had the adjustment which was made upon the issuance of such Rights, Related Rights or Convertible Securities been made after giving effect to such change. No further adjustment shall be made in respect of such change upon the actual issuance of Common Stock or any payment of consideration upon the exercise of any such Rights or Related Rights or the conversion or exchange of such Convertible Securities.

                                             (4) On the expiration or
                           cancellation of any such Rights, Related Rights or Convertible Securities, if the Conversion Price shall have been adjusted upon the issuance thereof, the Conversion Price shall forthwith be readjusted to such Conversion Price as would have been obtained had the adjustment made upon the issuance of such Rights, Related Rights or Convertible Securities been made upon the basis of the issuance of only the number of shares of Common Stock actually issued upon the exercise of such Rights or Related Rights or the conversion or exchange of such Convertible Securities.

                           (ii) Sale of Shares. In case of the issuance of Securities for a consideration part or all of which shall be cash, the amount of the cash consideration therefor shall be deemed to be the gross amount of the cash paid to Corporation for such shares, before deducting any underwriting compensation or discount in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services or for any expenses incurred in connection therewith. In case of the issuance of any Securities for a consideration part or all of which shall be other than cash, the amount of the consideration therefor, other than cash, shall be deemed to be the then fair market value of the property received.

                           (iii) Reclassification of Shares. In case of the reclassification of securities into shares of Common Stock, the shares of Common Stock issued in such reclassification shall be deemed to have been issued for a consideration other than cash. Securities issued by way of dividend or other distribution on any class of stock of Corporation shall be deemed to have been issued without consideration.

                           (iv) Stock Dividends, Stock Splits, Subdivisions or Combinations. In the event of a stock dividend, stock split or subdivision of shares of Common Stock into a greater number of shares, the Conversion Price shall be proportionately decreased, and in the event of a combination of shares of Common Stock into a smaller number of shares, the Conversion Price shall be proportionately increased, such increase or decrease, as the case may be, becoming effective at the record date.

                           (v) Exceptions. The adjustments provided in Subsection 5(d)(i) shall not apply to any (A) Common Stock issued upon the conversion of any of the Series F Preferred Stock or the Series G Cumulative Convertible Preferred Stock, $.01 par value (the "Series G Preferred Stock"); (B) Common Stock issued upon exercise of any outstanding warrants; (C) Common Stock issued upon exercise of outstanding employee stock options; and (D) up to 1,500,000 shares of Common Stock issuable upon exercise of employee stock options to be granted subsequent to the date hereof.

                           (vi) Adjustment for Mergers and Consolidations.

                                    (A) In the event of distribution to all
                  Common Stock holders of any stock, indebtedness of the Corporation or assets (excluding cash dividends or distributions from retained earnings) or other rights to purchase securities or assets, then, after such event, the shares of Series F Preferred Stock will be convertible into the kind and amount of securities, cash and other property which the holder of the shares of Series F Preferred Stock would have been entitled to receive if the holder owned the Common Stock issuable upon conversion of the shares of Series F Preferred Stock immediately prior to the occurrence of such event.

                                    (B) In case of any capital reorganization,
                  reclassification of the stock of the Corporation (other than a change in par value or as a result of a stock dividend, subdivision, split up or combination of shares), the shares of Series F Preferred Stock shall be convertible into the kind and number of shares of stock or other securities or property of the Corporation to which the holder of the shares of Series F Preferred Stock would have been entitled to receive if the holder owned the Common Stock issuable upon conversion of the shares of Series F Preferred Stock immediately prior to the occurrence of such event. The provisions of the immediately foregoing sentence shall similarly apply to successive reorganizations, reclassifications, consolidations, exchanges, leases, transfers or other dispositions or other share exchanges.

                                    (C) The term "Fair Market Value," as used
                  herein, is the value ascribed to consideration other than cash as determined by the Board of Directors of the Corporation in good faith, which determination shall be final, conclusive and binding. If the Board of Directors shall be unable to agree as to such fair market value, then the issue of fair market value shall be submitted to arbitration under and pursuant to the rules and regulations of the American Arbitration Association, and the decision of the arbitrators shall be final, conclusive and binding, and a final judgment may be entered thereon; provided, however, that such arbitration shall be limited to determination of the fair market value of assets tendered in consideration for the issue of Common Stock.

                  (e) Whenever the conversion price is adjusted as herein provided:

                           (i) The Corporation shall compute the adjusted conversion price in accordance with this Section 5 and shall cause to be prepared a certificate signed by the Corporation's treasurer setting forth the adjusted conversion price and showing in reasonable detail the fact upon which such adjustment is based; and

                           (ii) A notice stating that the conversion price has been adjusted and setting forth the adjusted conversion price shall, as soon as practicable, be mailed to the holders of record of outstanding shares of Series F Preferred Stock.

                  (f) In case:

                           (i) The Corporation shall declare a dividend or other distribution on its Common Stock payable otherwise than in cash out of retained earnings;

                           (ii) The Corporation shall authorize the issuance to the holders of its Common Stock of rights or warrants entitling them to subscribe for or purchase any shares of capital stock of any class or any other subscription rights or warrants; or

                           (iii) Of any reclassification of the capital stock of the Corporation (other than a subdivision or combination of its outstanding shares of Common Stock), or of any consolidation or merger to which the Corporation is a party and for which approval of any stockholders of the Corporation is required, or of the sale, transfer or other disposition of all or substantially all of the assets of the Corporation; or

                           (iv) Of the voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

                  then the Corporation shall cause to be mailed to the holders of record of the outstanding shares of Series F Preferred Stock, at least 20 days (or 10 days in any case specified in clause (i) or (ii) above) prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date as of which the holders of record of Common Stock to be entitled to such dividend, distribution, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, disposition, liquidation, dissolution or winding up is expected to become effective, and the date as of which it is expected that holders of record of Common Stock shall be entitled to exchange their shares for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, disposition, liquidation, dissolution or winding up, or the vote on any action authorizing such.

                  (g) The Corporation shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, for the purpose of issuance upon conversion of shares of Series F Preferred Stock, the full number of shares of Common Stock then deliverable upon the conversion of all shares of Series F Preferred Stock then outstanding.

                  (h) The Corporation will pay any and all taxes that may be payable in respect of the issuance of delivery of shares of Common Stock on conversion of shares of Series F Preferred

Stock pursuant thereto. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock in a name other than that in which the shares of Series F Preferred Stock so converted were registered, and no such issuance or delivery shall be made unless and until the person requesting such issuance has paid to the Corporation the amount of any such tax or has established to the satisfaction of the Corporation that such tax has been paid.

                  (i) The certificate of any independent firm of public accountants of nationally recognized standing selected by the Board of Directors shall be presumptive evidence of the correctness of any computation made under this Section 5.

         SECTION 6. SERIES F PREFERRED STOCK TO BE RETIRED. All shares of Series F Preferred Stock which shall have been issued and reacquired in any manner by the Corporation shall be restored to the status of authorized, but unissued shares of Preferred Stock, without designation as to series. The Corporation may also retire any unissued shares of Series F Preferred Stock, and such shares shall then be restored to the status of authorized but unissued shares of Preferred Stock, without designation as to series.

         SECTION 7. RANKING. No class or series of capital stock of the Corporation shall rank senior to the Series F Preferred Stock, and the Series G Preferred Stock shall be Parity Stock.

         SECTION 8. VOTING.

                  (a) The holders of Series F Preferred Stock shall be entitled to a number of votes equal to the number of shares of Common Stock into which the shares of Series F Preferred Stock are convertible on the record date of the determination of stockholders entitled to receive notice of and to vote on any matter submitted to a vote of stockholders of the Corporation. The holders of Series F Preferred Stock will vote together with holders of the Common Stock, the Series G Preferred Stock and any other class of equity securities which may vote with the holders of Common Stock as a single class on all matters upon which stockholders are entitled to vote, including the election of directors, except as specifically provided herein or as otherwise required by law.

                  (b) The affirmative vote or consent of the holders of 80% of the votes entitled to be cast by holders of the Series F Preferred Stock then outstanding, voting as a single class, in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, will be required in order to amend the Certificate of Incorporation or Bylaws to affect materially and adversely the rights, preferences or voting power of the holders of the Series F Preferred Stock. The affirmative vote or consent of the holders of 80% of the votes entitled to be cast by holders of the Series F Preferred Stock and Series G Preferred Stock then outstanding, voting as a single class, in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, will be required in order to authorize, create or increase the authorized amount of any class of Senior Stock or Parity Stock (other than the Series G Preferred Stock or securities to evidence bank debt or asset securitizations) or the merger, consolidation or sale of assets (other than in the ordinary course) of the Corporation, including the capital stock of its subsidiaries. However, the Corporation may create classes or series of Junior Stock or increase the authorized number of shares of Junior Stock, without the consent of any holder of Series F Preferred Stock.

                  (c) The holders of shares of Series F Preferred Stock and Series G Preferred Stock shall be entitled to designate or elect two (2) directors to serve on the Board of Directors, by the vote of a plurality of the votes cast by the holders of the Series F Preferred Stock and Series G Preferred Stock, voting together as a single class, at an annual meeting of stockholders or special meeting held in place thereof, or at a special meeting of the holders of the Series F Preferred Stock and Series G Preferred Stock called from time to time for the election of directors. If the Board of Directors fails to appoint the two designees of the holders of the Series F Preferred Stock and Series G Preferred Stock, as herein above provided, the Secretary of the Corporation shall, upon the written request of any holder of Series F Preferred Stock and Series G Preferred Stock (addressed to the Secretary at the principal office of the Corporation), call a special meeting of the holders of the Series F Preferred Stock and Series G Preferred Stock for the election of the two (2) directors to be elected by them as herein provided, such call to be made by notice similar to that provided in the Bylaws of the Corporation for a special meeting of the stockholders or as required by law. If any such special meeting required to be called, as above provided, shall not be called by the Secretary within twenty (20) days after receipt of any such request, then any holder of Series F Preferred Stock and Series G Preferred Stock may call such meeting, upon the notice above provided, and for that purpose shall have access to the stock books of the Corporation. The directors elected at any such special meeting shall hold office until the next annual meeting of the stockholders or special meeting held in lieu thereof if such office shall not have previously terminated as above provided. If any vacancy shall occur among the directors elected by the holders of the Series F Preferred Stock and Series G Preferred Stock, a successor shall be elected by the Board of Directors, upon the nomination of the then remaining directors elected by the holders of the Series F Preferred Stock and Series G Preferred Stock or the successors of such remaining directors, to serve until the next annual meeting of the stockholders or special meeting held in place thereof if such office shall not have previously terminated as above provided.

                  So long as any shares of Series F Preferred Stock and Series G Preferred Stock are outstanding, the number of directors of the Corporation shall at all times be such that the exercise by the holders of shares of Series F Preferred Stock and Series G Preferred Stock of the right to designate or elect directors under the circumstance provided in this Section 8(c) will not contravene any provisions of the Corporation's Certificate of Incorporation or Bylaws.

         SECTION 9. REDEMPTION. The Series F Preferred Stock shall not be redeemable.

         SECTION 10. RECORD HOLDERS. The Corporation may deem and treat the record holder of any share of Series F Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Corporation nor the Transfer Agent shall be affected by any notice to the contrary.






         [The remainder of this page has been intentionally left blank;
                           signature page to follow.]

         IN WITNESS WHEREOF, the Corporation has caused this Certificate to be duly executed as of _____________, 2001.

                                    INTEGRATED SECURITY SYSTEMS, INC.



                                    By:
                                         ---------------------------------------
                                         C. A. Rundell, Jr.
                                         Chairman and Chief Executive Officer

                                                                       EXHIBIT E



                        INTEGRATED SECURITY SYSTEMS, INC.


                                   ----------


                                    [FORM OF]
                  CERTIFICATE OF DESIGNATION AND PREFERENCES OF
                 SERIES G CUMULATIVE CONVERTIBLE PREFERRED STOCK


                                   ----------


                         DATED AS OF ____________, 2001

                        INTEGRATED SECURITY SYSTEMS, INC.

                                   ----------

                  CERTIFICATE OF DESIGNATION AND PREFERENCES OF
                 SERIES G CUMULATIVE CONVERTIBLE PREFERRED STOCK

                                   ----------

         INTEGRATED SECURITY SYSTEMS, INC., a Delaware corporation, having its principal office in Dallas, Texas (the "Corporation"), hereby certifies to the Secretary of State of the State of Delaware that:

         Pursuant to authority expressly vested in the Board of Directors of the Corporation by the Certificate of Incorporation of the Corporation (the "Certificate of Incorporation"), the Board of Directors has duly adopted resolutions authorizing the creation and issuance of up to Eighty Thousand (80,000) shares of Series G Cumulative Convertible Preferred Stock, $.01 par value, with a liquidation preference of Twenty-Five Dollars ($25.00) per share, and determining the preferences, rights, powers, limitations, qualifications and restrictions, as follows:


         SECTION 1. NUMBER OF SHARES AND DESIGNATION. This series of Preferred Stock, $.01 par value, shall be designated as Series G Cumulative Convertible Preferred Stock (the "Series G Preferred Stock"), and the number of shares which shall constitute such series shall be 300,000 shares.


         SECTION 2. DEFINITIONS. For purposes of the Series G Preferred Stock, the following terms shall have the meanings indicated below:

         "Act" shall mean the Securities Act of 1933, as amended.

         "Affiliate" of a person means a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified.

         "Board of Directors" shall mean the Board of Directors of the Corporation or any committee authorized by such Board of Directors to perform any of its responsibilities with respect to the Series G Preferred Stock.

         "Business Day" shall mean any day other than a Saturday, Sunday or a day on which state or federally chartered banking institutions in New York, New York are not required to be open.

         "Common Stock" shall mean the common stock, $.01 par value, of the Corporation or such shares of the Corporation's capital stock into which such Common Stock shall be reclassified.

         "Current Market Price" of publicly traded shares of Common Stock or any other class or series of capital stock or other security of the Corporation or of any similar security of any other issuer for any day shall mean the last reported sale price, regular way on such day, or, if no sale takes place on such day, the reported closing bid price, regular way on such day, in either case as reported on the NASDAQ National Market of the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") or, if not quoted on NASDAQ, on the principal national securities exchange on which such security is listed or admitted for trading or, if such security is not listed or admitted for trading on a national securities exchange or quoted on the NASDAQ National Market, the closing bid price on such day as reported on the NASDAQ SmallCap Market, or, if the bid price for such security on such day shall not have been reported on the NASDAQ SmallCap Market, the bid price on such day as reported on the OTC Electronic Bulletin Board or, if the bid price for such security on such day shall not have been reported on the OTC Electronic Bulletin Board, the price on such day, furnished by any NYSE member firm regularly making a market in such security selected for such purpose by the Chief Executive Officer or the Board of Directors or if any class or series of securities are not publicly traded, the fair value of the shares of such class as determined reasonably and in good faith by the Board of Directors of the Corporation or other issuer.

         "Dividend Payment Date" shall mean, with respect to each Dividend Period, the last day of March, June, September and December, in each year, commencing on March 31, 2001; provided, however, that if any Dividend Payment Date falls on any day other than a Business Day, the dividend payment due on such Dividend Payment Date shall be paid on the Business Day immediately following such Dividend Payment Date.

         "Dividend Periods" shall mean quarterly dividend periods commencing on January 1, April 1, July 1 and October 1 of each year and ending on and including the day preceding the first day of the next succeeding Dividend Period (other than the initial Dividend Period, which shall commence on the Issue Date and end on and include the day immediately preceding the Dividend Payment Date which immediately follows the Issue Date.)

         "Fair Market Value" on any date shall mean the average of the daily Current Market Price of a share of Common Stock during five (5) consecutive Trading Days ending on the day before such date.

         "Funds Available for Distribution" shall mean funds from operations (net income, computed in accordance with generally accepted accounting principles, excluding gains or losses from debt restructuring and sales of property, plus depreciation and amortization) minus non-revenue generated capital expenditures and debt principal amortization, as determined by the Board of Directors on a basis consistent with the policies and practices adopted by the Corporation for reporting publicly its results of operations and financial condition.

         "Issue Date" shall mean the date upon which shares of Series G Preferred Stock are issued.

         "Junior Stock" shall have the mean any class or series of capital stock of the Corporation which is junior to the Series G Preferred Stock as to the payment of dividends or as to the distribution of assets upon liquidation, dissolution or winding up of if the holders of Series G Preferred Stock shall be entitled to receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up in preference or priority to the holders of shares of such class or series.

         "NYSE" shall mean the New York Stock Exchange.

         "Parity Stock" shall mean any class or series of capital stock of the Corporation on a parity with the Series G Preferred Stock or any other capital stock designated as Parity Stock as to the payment of dividends or as to the distribution of assets upon liquidation, dissolution or winding up, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share thereof be different from those of the Series G Preferred Stock, if the holders of such class of stock or series and the Series G Preferred Stock shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up in proportion to their respective amounts of accrued and unpaid dividends per share or liquidation preferences, without preference or priority of one over the other, including, without limitation, the Series F Preferred Stock.

         "Permitted Common Stock Cash Distributions" means cash dividends and cash distributions paid on Common Stock after December 31, 2000 not in excess of the sum of the Corporation's cumulative undistributed net earnings at December 31, 2000, plus the cumulative amount of Funds Available for Distribution after December 31, 2000, minus the cumulative amount of dividends accumulated, accrued or paid on the Series G Preferred Stock or any other class of Preferred Stock after January 1, 2001.

         "Person" shall mean any individual, partnership, corporation or other entity and shall include the successor (by merger or otherwise) of such entity.

         "Senior Stock" shall mean any class or series of capital stock of the Corporation which is prior or senior to the Series G Preferred Stock, as to the payment of dividends and as to distribution of assets upon liquidation, dissolution or winding up, if the holders of such class or series shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up in preference or priority to the holders of Series G Preferred Stock.

         "Series F Preferred Stock" shall have the meaning set forth in Section 5(d)(v) hereof.

         "Series G Preferred Stock" shall have the meaning set forth in Section 1 hereof.

         "Set apart for payment" shall be deemed to include, without any action other than the following, the recording by the Corporation in its accounting ledgers of any accounting or bookkeeping entry which indicates, pursuant to a declaration of dividends or other distribution by the Board of Directors, the allocation of funds to be so paid on any series or class of capital stock of the Corporation; provided, however, that if any funds for any class or series of Junior Stock or any class or series of Parity Stock are placed in a separate account of the Corporation or delivered to a disbursing, paying or other similar agent, then "set apart for payment" with respect to the Series G Preferred Stock shall mean placing such funds in a separate account or delivering such funds to a disbursing, paying or other similar agent.

         "Trading Day," as to any securities, shall mean any day on which such securities are traded on the NYSE or, if such securities are not listed or admitted for trading on the NYSE, on the principal national securities exchange on which such securities are listed or admitted or, if such securities are not listed or admitted for trading on any national securities exchange, on the NASDAQ National Market or, if such securities are not quoted on the NASDAQ National Market, in the securities market in which such securities are traded.

         SECTION 3. DIVIDENDS.

                  (a) The holders of Series G Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors out of funds legally available for that purpose, cumulative dividends payable in cash in an amount per share of Series G Preferred Stock equal to $1.25 per annum. Such dividends shall be cumulative from the Issue Date, whether or not in any Dividend Period or Periods such dividends shall be declared or there shall be funds of the Corporation legally available for the payment of such dividends, and shall be payable quarterly on the Dividend Payment Dates, commencing on the ninth Dividend Payment Date after the Issue Date. Each such dividend shall be payable to the holders of record of the Series G Preferred Stock, as they appear on the stock records of the Corporation at the close of business on a record date which shall be not more than sixty (60) days prior to the applicable Dividend Payment Date. Accumulated, accrued and unpaid dividends for any past Dividend Periods may be declared and paid at any time, without reference to any regular Dividend Payment Date, to holders of record on such date, which date shall not precede by more than forty-five (45) days the payment date thereof, as may be fixed by the Board of Directors. The amount of accumulated, accrued and unpaid dividends on any share of Series G Preferred Stock, or fraction thereof, at any date shall be the amount of any dividends thereon calculated at the applicable rate to and including such date, whether or not earned or declared, which have not been paid in cash.

                  (b) The amount of dividends payable per share of Series G Preferred Stock for each Dividend Period shall be computed by dividing the annual dividend by four (4). The amount of dividends payable per share of Series G Preferred Stock for the initial Dividend Period, or any other period shorter or longer than a full Dividend Period, shall be computed ratably on the basis of twelve (12) 30-day months and a 360-day year. Holders of Series G Preferred Stock shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of cumulative dividends, as herein provided on the Series G Preferred Stock. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Series G Preferred Stock that may be in arrears.

                  (c) So long as any of the shares of Series G Preferred Stock are outstanding, no dividends, except as described in the immediately following sentence, shall be declared or paid or set apart for payment by the Corporation, or other distribution of cash or other property declared or made directly or indirectly by the Corporation or any affiliate or any person acting on behalf of the Corporation or any of its affiliates with respect to any class or series of Parity Stock for any period, unless dividends equal to the full amount of accumulated, accrued and unpaid dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof have been or contemporaneously are set apart for such payment on the Series G Preferred Stock for all Dividend Periods terminating on or prior to the Dividend Payment Date with respect to such class or series of Parity Stock. When dividends are not paid in full or a sum sufficient for such payment is not set apart, as aforesaid, all dividends declared upon the Series G Preferred Stock and all dividends declared upon any other class or series of Parity Stock shall be declared ratably in proportion to the respective amounts of dividends accumulated, accrued and unpaid on the Series G Preferred Stock and accumulated, accrued and unpaid on such Parity Stock.

                  (d) So long as any of the shares of Series G Preferred Stock are outstanding, no dividends (other than dividends or distributions paid in shares of, or options, warrants or rights to subscribe for or purchase shares of, Junior Stock) shall be declared or paid or set apart for payment by the Corporation, or other distribution of cash or other property declared or made directly or indirectly by the Corporation or any affiliate or any person acting on behalf of the Corporation or any of its affiliates with respect to any shares of Junior Stock, nor shall any shares of Junior Stock be redeemed, purchased or otherwise acquired (other than a redemption, purchase or other acquisition of Common Stock made for purposes of an employee incentive or benefit plan of the Corporation or any subsidiary) for any consideration (or any moneys be paid to or made available for a sinking- fund for the redemption of any shares of any such stock) directly or indirectly by the Corporation or any affiliate or any person acting on behalf of the Corporation or any of its affiliates (except by conversion into or exchange for Junior Stock), nor shall any other cash or other property otherwise be paid or distributed to or for the benefit of any holder of shares of Junior Stock in respect thereof, directly or indirectly, by the Corporation or any affiliate or any person acting on behalf of the Corporation or any of its affiliates, unless in each case (i) the full cumulative dividends (including all accumulated, accrued and unpaid dividends) on all outstanding shares of Series G Preferred Stock and any other Parity Stock of the Corporation shall have been paid or such dividends have been declared and set apart for payment for all past Dividend Periods with respect to the Series G Preferred Stock and all past Dividend Periods with respect to such Parity Stock, and (ii) sufficient funds shall have been paid or set apart for the payment of the full dividend for the current Dividend Period with respect to the Series G Preferred Stock and the current Dividend Period with respect to such Parity Stock.

         SECTION 4. LIQUIDATION PREFERENCE.

                  (a) In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any payment or distribution of the assets of the Corporation (whether capital or surplus) shall be made to or set apart for the holders of Junior Stock, the holders of shares of Series G Preferred Stock shall be entitled to receive Twenty-Five Dollars ($25.00) per share of Series G Preferred Stock, plus an amount equal to all dividends (whether or not earned or declared) accumulated, accrued and unpaid thereon to the date of final distribution to such holders. Until the holders of the Series G Preferred Stock have been paid the liquidation preference in full, no payment will be made to any holder of Junior Stock upon the liquidation, dissolution or winding up of the Corporation. If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation, or proceeds thereof, distributable among the holders of Series G Preferred Stock shall be insufficient to pay in full the preferential amount aforesaid and liquidating payments on any other shares of any class or series of Parity Stock, then such assets, or the proceeds thereof, shall be distributed among the holders of Series G Preferred Stock and any such other Parity Stock ratably in the same proportion as the respective amounts that would be payable on such Series G Preferred Stock and any such other Parity Stock if all amounts payable thereon were paid in full.

                  (b) Subject to the rights of the holders of any shares of Parity Stock, upon any liquidation, dissolution or winding up of the Corporation, after payment shall have been made in full to the holders of Series G Preferred Stock and any Parity Stock, as provided in this Section 4, any other series or class or classes of Junior Stock shall, subject to the respective terms thereof, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the Series G Preferred Stock and any Parity Stock shall not be entitled to share therein.

                  (c) For purposes of this Section 4, a merger, consolidation, sale of voting control or sale of all or substantially all of the assets of the Corporation in which the holders of Common Stock of the Corporation immediately before such event do not own a majority of the outstanding shares or voting power of the surviving corporation shall be deemed to be a liquidation and dissolution of the Corporation.

         SECTION 5. CONVERSION RIGHTS. The holders of shares of Series G Preferred Stock shall have the right, at their option, to convert such shares into shares of Common Stock of the Corporation at any time on and subject to the following terms and conditions:

                  (a) The shares of Series G Preferred Stock shall be convertible at the office of the transfer agent for the Common Stock or the principal executive office of the Corporation, into fully paid and non-assessable shares (calculated as to each conversion to the nearest 1/100th of a share) of Common Stock of the Corporation, at the conversion price, determined as hereinafter provided, in effect at the time of conversion, each share of Series G Preferred Stock being taken at $25.00 for the purpose of such conversion. The price at which shares of Common Stock shall be delivered upon conversion (the "Conversion Price") shall initially be $.20 per share of Common Stock, and the number of shares initially issuable upon conversion of each share of Series G Preferred Stock is 125. The conversion price shall be adjusted in certain instances as provided below.

                  (b) In order to convert shares of Series G Preferred Stock into Common Stock, the holder thereof shall surrender at the office or offices herein above mentioned the certificate or certificates therefor, duly endorsed or assigned to the Corporation or in blank, and give written notice to the Corporation at said office or offices that such holder elects to convert such shares. Shares of Series G Preferred Stock surrendered for conversion during the period from the close of business on any record date for the payment of a dividend on the shares of Series G Preferred Stock to the opening of business on the date for payment of such dividend shall be accompanied by a payment of an amount equal to the dividend declared and payable on such dividend payment date on the shares of Series G Preferred Stock being surrendered for conversion. Except as provided in the preceding sentence, no payment or adjustment shall be made upon any conversion on account of any unpaid or accrued dividends on the shares of Series G Preferred Stock surrendered for conversion or on account of any dividends on the Common Stock issued upon conversion.

                  Shares of Series G Preferred Stock shall be deemed to have been converted immediately prior to the close of business on the day of the surrender of the certificates for such shares for conversion in accordance with the foregoing provisions, and the person or persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Stock at such time. As promptly as practicable on or after the conversion date, the Corporation shall issue and shall deliver at such office a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion, together with payment in lieu of any fraction of a share, as hereinafter provided, to the person or persons entitled to receive the same. In case shares of Series G Preferred Stock are called for redemption, the right to convert such shares shall cease and terminate at the close of business on the date fixed for redemption, unless default shall be made in payment of the redemption price.

                  (c) No fractional shares of Common Stock shall be issued upon conversion of shares of Series G Preferred Stock, but, instead of any fraction of a share which would otherwise be issuable, the Corporation shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the Closing Price (as hereinafter defined) on the date on which the certificate or certificates for such shares were duly surrendered for conversion, or, if such date is not a Trading Day (as hereinafter defined), on the next Trading Day.

                  (d) The Conversion Price shall be adjusted from time to time as follows:

                           (i) Adjustment for Issuance of Shares at Less Than the Conversion Price. If at any time after the date of the first issuance of Series G Preferred Stock, the Corporation shall issue any shares of Common Stock, Convertible Securities (as hereinafter defined), Rights (as hereinafter defined) or Related Rights (as hereinafter defined; any such shares, Convertible Securities, Rights or Related Rights, "Securities") without consideration or for a consideration per share or unit less than the Conversion Price in effect immediately prior to the issuance of such Securities, then the Conversion Price in effect immediately prior to each such issuance shall forthwith be reduced to the quotient obtained by dividing:

                                    (A) an amount equal to the sum of (1) the
                  total number of shares of Common Stock outstanding immediately prior to such issuance (including for this purpose the number of shares of Common Stock into which the shares of Series G Preferred Stock outstanding immediately prior to such issuance are convertible on the date of such issuance in accordance with Subsection 5(a) (without regard to Subsection 5(c)), without giving effect to such issuance) multiplied by the Conversion Price in effect immediately prior to such issuance, and (2) the amount of consideration, if any, received by the Corporation upon such issuance, by

                                    (B) the total number of shares of Common
                  Stock (1) outstanding immediately after such issuance (including the number of shares of Common Stock into which the shares of Series G Preferred Stock outstanding immediately prior to such issuance are convertible on the date of such issuance in accordance with Subsection 5(a) (without regard to Subsection 5(c)), without giving effect to such issuance) or
                  (2) into or for which any such newly issued Convertible Securities are then convertible or exchangeable or (3) issuable upon the exercise of any such Rights or Related Rights).

                                    (C) For the purpose of this Subsection 5(d),
                  the following definitions and procedures shall be applicable:

                                             (1) In the case of the issuance of
                           options, warrants or other rights to purchase or otherwise acquire Common Stock, whether or not at the time exercisable ("Rights"), the total number of shares of Common Stock issuable upon exercise of such Rights shall be deemed to have been issued at the time such Rights are issued, for a consideration equal to the sum of the consideration, if any, received by the Corporation upon the issuance of such rights and the minimum purchase or exercise price payable upon the exercise of such Rights for the Common Stock to be issued upon the exercise thereof.

                                             (2) In the case of the issuance of
                           any class or series of stock or any bonds, debentures, notes or other securities or obligations convertible into or exchangeable for Common Stock, whether or not then convertible or exchangeable ("Convertible Securities"), or options, warrants or other rights to purchase or otherwise acquire Convertible Securities ("Related Rights"), the total number of shares of Common Stock issuable upon the conversion or exchange of such Convertible Securities or exercise of such Related Rights shall be deemed to have been issued at the time such Convertible Securities or Related Rights are issued, for a consideration equal to the sum of (I) the consideration, if any, received by the Corporation upon issuance of such Convertible Securities or Related Rights (excluding any cash received on account of accrued interest or dividends) and (II)
                           (A) in the case of Convertible Securities, the minimum additional consideration, if any, to be received by the Corporation upon the conversion or exchange of such Convertible Securities or (B) in the case of Related Rights, the sum of (x) the minimum purchase or exercise price payable upon the exercise of such Related Rights for Convertible Securities and
                           (y) the minimum additional consideration, if any, to be received by the Corporation upon the conversion or exchange of the Convertible Securities issued upon the exercise of such Related Rights.

                                             (3) On any change in the number of
                           shares of Common Stock issuable upon the exercise of Rights or Related Rights or upon the conversion or exchange of Convertible Securities or on any change in the minimum purchase or exercise price of Rights, Related Rights or Convertible Securities, including, but not limited to, a change resulting from the anti-dilution provisions of such Rights, Related Rights or Convertible Securities, the Conversion Price to the extent in any way affected by such Rights, Related Rights or Convertible Securities shall forthwith be readjusted to be thereafter the Conversion Price that would have been obtained had the adjustment which was made upon the issuance of such Rights, Related Rights or Convertible Securities been made after giving effect to such change. No further adjustment shall be made in respect of such change upon the actual issuance of Common Stock or any payment of consideration upon the exercise of any such Rights or Related Rights or the conversion or exchange of such Convertible Securities.

                                             (4) On the expiration or
                           cancellation of any such Rights, Related Rights or Convertible Securities, if the Conversion Price shall have been adjusted upon the issuance thereof, the Conversion Price shall forthwith be readjusted to such Conversion Price as would have been obtained had the adjustment made upon the issuance of such Rights, Related Rights or

                           Convertible Securities been made upon the basis of the issuance of only the number of shares of Common Stock actually issued upon the exercise of such Rights or Related Rights or the conversion or exchange of such Convertible Securities.

                           (ii) Sale of Shares. In case of the issuance of Securities for a consideration part or all of which shall be cash, the amount of the cash consideration therefor shall be deemed to be the gross amount of the cash paid to Corporation for such shares, before deducting any underwriting compensation or discount in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services or for any expenses incurred in connection therewith. In case of the issuance of any Securities for a consideration part or all of which shall be other than cash, the amount of the consideration therefor, other than cash, shall be deemed to be the then fair market value of the property received.

                           (iii) Reclassification of Shares. In case of the reclassification of securities into shares of Common Stock, the shares of Common Stock issued in such reclassification shall be deemed to have been issued for a consideration other than cash. Securities issued by way of dividend or other distribution on any class of stock of Corporation shall be deemed to have been issued without consideration.

                           (iv) Stock Dividends, Stock Splits, Subdivisions or Combinations. In the event of a stock dividend, stock split or subdivision of shares of Common Stock into a greater number of shares, the Conversion Price shall be proportionately decreased, and in the event of a combination of shares of Common Stock into a smaller number of shares, the Conversion Price shall be proportionately increased, such increase or decrease, as the case may be, becoming effective at the record date.

                           (v) Exceptions. The adjustments provided in Subsection 5(d)(i) shall not apply to any (A) Common Stock issued upon the conversion of any of the Series G Preferred Stock or the Series F Cumulative Convertible Preferred Stock, $.01 par value (the "Series F Preferred Stock"); (B) Common Stock issued upon exercise of any outstanding warrants; (C) Common Stock issued upon exercise of outstanding employee stock options; and (D) up to 1,500,000 shares of Common Stock issuable upon exercise of employee stock options to be granted subsequent to the date hereof.

                           (vi) Adjustment for Mergers and Consolidations.

                                    (A) In the event of distribution to all
                  Common Stock holders of any stock, indebtedness of the Corporation or assets (excluding cash dividends or distributions from retained earnings) or other rights to purchase securities or assets, then, after such event, the shares of Series G Preferred Stock will be convertible into the kind and amount of securities, cash and other property which the holder of the shares of Series G Preferred Stock would have been entitled to receive if the holder owned the Common Stock issuable upon conversion of the shares of Series G Preferred Stock immediately prior to the occurrence of such event.

                                    (B) In case of any capital reorganization,
                  reclassification of the stock of the Corporation (other than a change in par value or as a result of a stock dividend, subdivision, split up or combination of shares), the shares of Series G Preferred Stock shall be convertible into the kind and number of shares of stock or other securities or property of the Corporation to which the holder of the shares of Series G Preferred Stock would have been entitled to receive if the holder owned the Common Stock issuable upon conversion of the shares of Series G Preferred Stock immediately prior to the occurrence of such event. The provisions of the immediately foregoing sentence shall similarly apply to successive reorganizations, reclassifications, consolidations, exchanges, leases, transfers or other dispositions or other share exchanges.

                                    (C) The term "Fair Market Value," as used
                  herein, is the value ascribed to consideration other than cash as determined by the Board of Directors of the Corporation in good faith, which determination shall be final, conclusive and binding. If the Board of Directors shall be unable to agree as to such fair market value, then the issue of fair market value shall be submitted to arbitration under and pursuant to the rules and regulations of the American Arbitration Association, and the decision of the arbitrators shall be final, conclusive and binding, and a final judgment may be entered thereon; provided, however, that such arbitration shall be limited to determination of the fair market value of assets tendered in consideration for the issue of Common Stock.

                  (e) Whenever the conversion price is adjusted as herein provided:

                           (i) The Corporation shall compute the adjusted conversion price in accordance with this Section 5 and shall cause to be prepared a certificate signed by the Corporation's treasurer setting forth the adjusted conversion price and showing in reasonable detail the fact upon which such adjustment is based; and

                           (ii) A notice stating that the conversion price has been adjusted and setting forth the adjusted conversion price shall, as soon as practicable, be mailed to the holders of record of outstanding shares of Series G Preferred Stock.

                  (f) In case:

                           (i) The Corporation shall declare a dividend or other distribution on its Common Stock payable otherwise than in cash out of retained earnings;

                           (ii) The Corporation shall authorize the issuance to the holders of its Common Stock of rights or warrants entitling them to subscribe for or purchase any shares of capital stock of any class or any other subscription rights or warrants; or

                           (iii) Of any reclassification of the capital stock of the Corporation (other than a subdivision or combination of its outstanding shares of Common Stock), or of any consolidation or merger to which the Corporation is a party and for which approval of any stockholders of the Corporation is required, or of the sale, transfer or other disposition of all or substantially all of the assets of the Corporation; or

                           (iv) Of the voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

                  then the Corporation shall cause to be mailed to the holders of record of the outstanding shares of Series G Preferred Stock, at least 20 days (or 10 days in any case specified in clause (i) or (ii) above) prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date as of which the holders of record of Common Stock to be entitled to such dividend, distribution, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, disposition, liquidation, dissolution or winding up is expected to become effective, and the date as of which it is expected that holders of record of Common Stock shall be entitled to exchange their shares for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, disposition, liquidation, dissolution or winding up, or the vote on any action authorizing such.

                  (g) The Corporation shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, for the purpose of issuance upon conversion of shares of Series G Preferred Stock, the full number of shares of Common Stock then deliverable upon the conversion of all shares of Series G Preferred Stock then outstanding.

                  (h) The Corporation will pay any and all taxes that may be payable in respect of the issuance of delivery of shares of Common Stock on conversion of shares of Series G Preferred Stock pursuant thereto. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock in a name other than that in which the shares of Series G Preferred Stock so converted were registered, and no such issuance or delivery shall be made unless and until the person requesting such issuance has paid to the Corporation the amount of any such tax or has established to the satisfaction of the Corporation that such tax has been paid.

                  (i) The certificate of any independent firm of public accountants of nationally recognized standing selected by the Board of Directors shall be presumptive evidence of the correctness of any computation made under this Section 5.

         SECTION 6. SERIES G PREFERRED STOCK TO BE RETIRED. All shares of Series G Preferred Stock which shall have been issued and reacquired in any manner by the Corporation shall be restored to the status of authorized, but unissued shares of Preferred Stock, without designation as to series. The Corporation may also retire any unissued shares of Series G Preferred Stock, and such shares shall then be restored to the status of authorized but unissued shares of Preferred Stock, without designation as to series.

         SECTION 7. RANKING. No class or series of capital stock of the Corporation shall rank senior to the Series G Preferred Stock, and the Series F Preferred Stock shall be Parity Stock.

         SECTION 8. VOTING.

                  (a) The holders of Series G Preferred Stock shall be entitled to a number of votes equal to the number of shares of Common Stock into which the shares of Series G Preferred Stock are convertible on the record date of the determination of stockholders entitled to receive notice of and to vote on any matter submitted to a vote of stockholders of the Corporation. The holders of Series G Preferred Stock will vote together with holders of the Common Stock, the Series F Preferred Stock and any other class of equity securities which may vote with the holders of Common Stock as a single class on all matters upon which stockholders are entitled to vote, including the election of directors, except as specifically provided herein or as otherwise required by law.

                  (b) The affirmative vote or consent of the holders of 80% of the votes entitled to be cast by holders of the Series G Preferred Stock then outstanding, voting as a single class, in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, will be required in order to amend the Certificate of Incorporation or Bylaws to affect materially and adversely the rights, preferences or voting power of the holders of the Series G Preferred Stock. The affirmative vote or consent of the holders of 80% of the votes entitled to be cast by holders of the Series G Preferred Stock and Series F Preferred Stock then outstanding, voting as a single class, in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, will be required in order to authorize, create or increase the authorized amount of any class of Senior Stock or Parity Stock (other than the Series F Preferred Stock or securities to evidence bank debt or asset securitizations) or the merger, consolidation or sale of assets (other than in the ordinary course) of the Corporation, including the capital stock of its subsidiaries. However, the Corporation may create classes or series of Junior Stock or increase the authorized number of shares of Junior Stock, without the consent of any holder of Series G Preferred Stock.

                  (c) The holders of shares of Series G Preferred Stock and Series F Preferred Stock shall be entitled to designate or elect two (2) directors to serve on the Board of Directors, by the vote of a plurality of the votes cast by the holders of the Series G Preferred Stock and Series F Preferred Stock, voting together as a single class, at an annual meeting of stockholders or special meeting held in place thereof, or at a special meeting of the holders of the Series G Preferred Stock and Series F Preferred Stock called from time to time for the election of directors. If the Board of Directors fails to appoint the two designees of the holders of the Series G Preferred Stock and Series F Preferred Stock, as herein above provided, the Secretary of the Corporation shall, upon the written request of any holder of Series G Preferred Stock and Series F Preferred Stock (addressed to the Secretary at the principal office of the Corporation), call a special meeting of the holders of the Series G Preferred Stock and Series F Preferred Stock for the election of the two (2) directors to be elected by them as herein provided, such call to be made by notice similar to that provided in the Bylaws of the Corporation for a special meeting of the stockholders or as required by law. If any such special meeting required to be called, as above provided, shall not be called by the Secretary within twenty (20) days after receipt of any such request, then any holder of Series G Preferred Stock and Series F Preferred Stock may call such meeting, upon the notice above provided, and for that purpose shall have access to the stock books of the Corporation. The directors elected at any such special meeting shall hold office until the next annual meeting of the stockholders or special meeting held in lieu thereof if such office shall not have previously terminated as above provided. If any vacancy shall occur among the directors elected by the holders of the Series G Preferred Stock and Series F Preferred Stock, a successor shall be elected by the Board of Directors, upon the nomination of the then remaining directors elected by the holders of the Series G Preferred Stock and Series F Preferred Stock or the successors of such remaining directors, to serve until the next annual meeting of the stockholders or special meeting held in place thereof if such office shall not have previously terminated as above provided.

                  So long as any shares of Series G Preferred Stock and Series F Preferred Stock are outstanding, the number of directors of the Corporation shall at all times be such that the exercise by the holders of shares of Series G Preferred Stock and Series F Preferred Stock of the right to designate or elect directors under the circumstance provided in this Section 8(c) will not contravene any provisions of the Corporation's Certificate of Incorporation or Bylaws.

         SECTION 9. REDEMPTION.

                  (a) The Corporation shall redeem, from any source of funds legally available therefor, shares of the Series G Preferred Stock upon the earlier of (i) the sale of B & B Electromatic, Inc., to the extent of the net proceeds to the Corporation, and/or (ii) in quarterly installments (each a "Series G Redemption Date") of $250,000 each beginning on the second anniversary of the date the Series G Preferred Stock was originally issued (the "Original Issue Date"), $500,000 each beginning on the third anniversary of the Original Issue Date, and, beginning on the fourth anniversary of the Original Issue Date, in quarterly installments, the remaining Series G Preferred Stock outstanding. The Corporation shall effect such redemptions on the applicable Series G Redemption Dates by paying in cash in exchange for the shares of Series G Preferred Stock to be redeemed a sum equal to $25.00 per share of Series G Preferred Stock (as adjusted for any stock dividends, combinations or splits with respect to such shares) plus, on each Series G Redemption Date (as defined below), any accrued and unpaid dividends from the Original Issue Date (the "Series G Redemption Price").

                  (b) As used herein and in Section 9(c) and Section 9(d) below, the term "Redemption Date" shall refer to each "Series G Redemption Date" and the term "Redemption Price" shall refer to each "Series G Redemption Price." At least 15 but no more than 30 days prior to each Redemption Date, written notice shall be mailed, first class postage prepaid, to each holder of record (at the close of business on the business day next preceding the day on which notice is given) of the Series G Preferred Stock to be redeemed, at the address last shown on the records of the Corporation for such holder, notifying such holder of the redemption to be effected, specifying the number of shares to be redeemed from such holder, the Redemption Date, the Redemption Price, the place at which payment may be obtained and calling upon such holder to surrender to the Corporation, in the manner and at the place designated, the certificate or certificates representing the shares to be redeemed (the "Redemption Notice"). Except as provided in Section 9(b), on or after the Redemption Date, each holder of Series G Preferred Stock to be redeemed shall surrender to the Corporation the certificate or certificates representing such shares, in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be cancelled. In the event less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

                  (c) From and after the Redemption Date, unless there shall have been a default in payment of the Redemption Price, all rights of the holders of shares of Series G Preferred Stock designated for redemption in the Redemption Notice as holders of Series G Preferred Stock (except the right to receive the Redemption Price without interest upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. If the funds of the Corporation legally available for redemption of shares of Series G Preferred Stock on any Redemption Date are insufficient to redeem the total number of shares of Series G Preferred Stock to be redeemed on such date, those funds which are legally available will be used to redeem the maximum possible number of such shares ratably among the holders of such shares to be redeemed based upon their holdings of Series G Preferred Stock. The shares of Series G Preferred Stock not redeemed shall remain outstanding and entitled to all the rights and preferences proved herein. At any time thereafter when additional funds of the Corporation are legally available for the redemption of shares of Series G Preferred Stock such funds will immediately be used to redeem the balance of the shares which the Corporation has become obliged to redeem on any Redemption Date, but which it has not redeemed.

         (d) On or prior to each Redemption Date, the Corporation shall deposit the Redemption Price of all shares of Series G Preferred Stock designated for redemption in the Redemption Notice and not yet redeemed with a bank or trust corporation having aggregate capital and surplus in excess of $100,000,000 as a trust fund for the benefit of the respective holders of the shares designated for redemption and not yet redeemed, with irrevocable instructions and authority to the bank or trust corporation to pay the Redemption Price for such shares to their respective holders on or after the Redemption Date upon receipt of notification from the Corporation that such holder has surrendered his share certificate to the Corporation pursuant to
Section 9(b) above. As of the Redemption Date, the deposit shall constitute full payment of the shares to their holders, and from and after the Redemption Date the shares so called for redemption shall be redeemed and shall be deemed to be no longer outstanding, and the holders thereof shall cease to be stockholders with respect to such shares and shall have no rights with respect thereto except the right to receive from the bank or trust corporation payment of the Redemption Price of the shares, without interest, upon surrender of their certificates therefor. Such instructions shall also provide that any moneys deposited by the Corporation pursuant to this Section 9(d) for the redemption of shares thereafter converted into shares of the Corporation's Common Stock pursuant to Section 5.2 hereof prior to the Redemption Date shall be returned to the Corporation forthwith upon such conversion. The balance of any moneys deposited by the Corporation pursuant to this Section 9(d) remaining unclaimed at the expiration of two (2) years following the Redemption Date shall thereafter be returned to the Corporation upon its request expressed in a resolution of its Board of Directors.

         SECTION 10. RECORD HOLDERS. The Corporation may deem and treat the record holder of any share of Series G Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Corporation nor the Transfer Agent shall be affected by any notice to the contrary.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate to be duly executed as of _____________, 2001.

                                         INTEGRATED SECURITY SYSTEMS, INC.



                                         By:
                                            ------------------------------------
                                            C. A. Rundell, Jr.
                                            Chairman and Chief Executive Officer

                                                              PRELIMINARY COPIES


                                   APPENDIX A

               PROXY CARD FOR HOLDERS OF SERIES D PREFERRED STOCK

                        Integrated Security Systems, Inc.
               8200 Springwood Drive, Suite 230, Irving, TX 75063

           This Proxy is Solicited on Behalf of the Board of Directors


     The undersigned stockholder of Integrated Security Systems, Inc. hereby appoints C. A. Rundell, Jr. and Holly J. Burlage, as proxies, each with the power to appoint his substitute, and hereby authorizes them, to represent and vote, as designated, all shares of Series D Preferred Stock of Integrated Security Systems, Inc. held of record by the undersigned on March 12, 2001, at the Annual Meeting of Stockholders to be held on April 12, 2001 or any adjournment thereof.



                    FOR ALL NOMINEES         WITHHOLD
                    LISTED TO RIGHT        AUTHORITY TO
                  (EXCEPT AS MARKED TO   VOTE FOR NOMINEES
                     THE CONTRARY)            LISTED
1. Election of
   Directors              [ ]                  [ ]          Nominees: C. A. Rundell, Jr.
                                                                      Alan A. Arsht
                                                                      William D. Breedlove
                                                                      Russell L. Cleveland
                                                                      Robert M. Galecke
                                                                      John P. Jenkins
                                                                      Frank R. Marlow


For, except vote withheld from this following nominee:



2. To approve the financial restructuring.       For             Against          Abstain
                                                 [ ]               [ ]              [ ]

3. To approve the amendment to the               For             Against          Abstain
Company's Restated Certificate of                [ ]               [ ]              [ ]
Incorporation to increase the number of
authorized shares of Common Stock

4. To approve the amendment to the               For             Against          Abstain
Company's Restated Certificate of                [ ]               [ ]              [ ]
Incorporation to reduce the liquidation
preference of the Series D preferred stock

5. To approve the amendment of the               For             Against          Abstain
Company's 1997 Omnibus Long-Term                 [ ]               [ ]              [ ]
Incentive Plan to increase the number of
shares of Common Stock which may be
issued under the 1997 Omnibus Long-Term
Incentive
Plan

                                                              PRELIMINARY COPIES




THE EFFECTIVENESS OF PROPOSAL (2), THE FINANCIAL RESTRUCTURING, IS CONTINGENT ON THE APPROVAL OF PROPOSALS (2), (3), AND (4). AS A RESULT, IF PROPOSALS (3) AND
(4), THE AMENDMENTS TO THE RESTATED CERTIFICATE OF INCORPORATION ARE NOT APPROVED BY THE STOCKHOLDERS, THEN WE CANNOT COMPLETE THE FINANCIAL RESTRUCTURING EVEN IF THE STOCKHOLDERS APPROVE PROPOSAL (2).


THE EFFECTIVENESS OF PROPOSAL (5), THE PLAN AMENDMENT PROPOSAL, IS CONTINGENT ON THE APPROVAL OF PROPOSAL (3), TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK. AS A RESULT, IF THE STOCKHOLDERS DO NOT APPROVE PROPOSAL (3), THEN THE PLAN AMENDMENT CANNOT BECOME OPERATIVE EVEN IF THE STOCKHOLDERS APPROVE PROPOSAL (5).


IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE LISTED NOMINEES AS DIRECTORS, FOR THE FINANCIAL RESTRUCTURING, FOR THE AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK, FOR THE AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO REDUCE THE LIQUIDATION PREFERENCE OF THE SERIES D PREFERRED STOCK, AND FOR THE AMENDMENT TO THE 1997 OMNIBUS LONG-TERM INCENTIVE PLAN.

PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS ON APRIL 12, 2001. [ ]


SIGNATURE                                      DATE
          -----------------------------             -------------------
SIGNATURE                                      DATE
          -----------------------------             -------------------
          Signature if held jointly

Note: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                              PRELIMINARY COPIES




                                   APPENDIX B

                     PROXY CARD FOR HOLDERS OF COMMON STOCK

                        Integrated Security Systems, Inc.
               8200 Springwood Drive, Suite 230, Irving, TX 75063

           This Proxy is Solicited on Behalf of the Board of Directors


     The undersigned stockholder of Integrated Security Systems, Inc. hereby appoints C. A. Rundell, Jr. and Holly J. Burlage, as proxies, each with the power to appoint his substitute, and hereby authorizes them, to represent and vote, as designated, all shares of Common Stock of Integrated Security Systems, Inc. held of record by the undersigned on March 12, 2001, at the Annual Meeting of Stockholders to be held on April 12, 2001 or any adjournment thereof.



                    FOR ALL NOMINEES         WITHHOLD
                    LISTED TO RIGHT        AUTHORITY TO
                  (EXCEPT AS MARKED TO   VOTE FOR NOMINEES
                     THE CONTRARY)            LISTED
1. Election of
   Directors              [ ]                  [ ]          Nominees: C. A. Rundell, Jr.
                                                                      Alan A. Arsht
                                                                      William D. Breedlove
                                                                      Russell L. Cleveland
                                                                      Robert M. Galecke
                                                                      John P. Jenkins
                                                                      Frank R. Marlow


For, except vote withheld from this following nominee:



2. To approve the financial restructuring.           For              Against              Abstain
                                                     [ ]                [ ]                  [ ]

3. To approve the amendment to the                   For              Against              Abstain
Company's Restated Certificate of                    [ ]                [ ]                  [ ]
Incorporation to increase the number of
authorized shares of Common Stock

4. To approve the amendment to the                   For              Against              Abstain
Company's Restated Certificate of                    [ ]                [ ]                  [ ]
Incorporation to reduce the liquidation
preference of the Series D preferred stock

5. To approve the amendment of the                   For              Against              Abstain
Company's 1997 Omnibus Long-Term                     [ ]                [ ]                  [ ]
Incentive Plan to increase the number of
shares of Common Stock which may be
issued under the 1997 Omnibus Long-Term
Incentive Plan

                                                              PRELIMINARY COPIES




THE EFFECTIVENESS OF PROPOSAL (2), THE FINANCIAL RESTRUCTURING, IS CONTINGENT ON THE APPROVAL OF PROPOSALS (2), (3), AND (4). AS A RESULT, IF PROPOSALS (3) AND
(4), THE AMENDMENTS TO THE RESTATED CERTIFICATE OF INCORPORATION ARE NOT APPROVED BY THE STOCKHOLDERS, THEN WE CANNOT COMPLETE THE FINANCIAL RESTRUCTURING EVEN IF THE STOCKHOLDERS APPROVE PROPOSAL (2).


THE EFFECTIVENESS OF PROPOSAL (5), THE PLAN AMENDMENT PROPOSAL, IS CONTINGENT ON THE APPROVAL OF PROPOSAL (3), TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK. AS A RESULT, IF THE STOCKHOLDERS DO NOT APPROVE PROPOSAL (3), THEN THE PLAN AMENDMENT CANNOT BECOME OPERATIVE EVEN IF THE STOCKHOLDERS APPROVE PROPOSAL (5).


IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE LISTED NOMINEES AS DIRECTORS, FOR THE FINANCIAL RESTRUCTURING, FOR THE AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK, FOR THE AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO REDUCE THE LIQUIDATION PREFERENCE OF THE SERIES D PREFERRED STOCK, AND FOR THE AMENDMENT TO THE 1997 OMNIBUS LONG-TERM INCENTIVE PLAN.

PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS OF APRIL 12, 2001. [ ]


SIGNATURE                                      DATE
          -----------------------------             -------------------
SIGNATURE                                      DATE
          -----------------------------             -------------------
          Signature if held jointly

Note: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.